                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                           TOP FIVE STATES       7
                          TOP FIVE SECTORS       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      28
             NOTES TO FINANCIAL STATEMENTS      34

     FUND OFFICERS AND IMPORTANT ADDRESSES      41

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    7.08%      6.64%      6.70%
-------------------------------------------------------------------------
Six-month total return(2)                 2.00%      2.64%      5.70%
-------------------------------------------------------------------------
One-year total return(2)                  5.73%      6.07%      9.19%
-------------------------------------------------------------------------
Five-year average annual total
return(2)...........................      4.75%      4.69%      4.94%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.12%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.09%      4.64%(3)    4.35%
-------------------------------------------------------------------------
Commencement date                      12/14/84   05/03/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.52%      4.03%      4.03%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.06%      6.30%      6.30%
-------------------------------------------------------------------------
SEC Yield(6)                              4.94%      4.34%      4.33%
-------------------------------------------------------------------------

    N/A = Not Applicable

()(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a Federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001.

    The terms of the insurance are more fully described in the Fund's prospectus; no representation is made to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, and does not apply to shares of the Fund.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2001
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               Dividends
10/00                                                                             0.0755
11/00                                                                             0.0755
12/00                                                                             0.0755
1/01                                                                              0.0755
2/01                                                                              0.0755
3/01                                                                              0.0755

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES*

(as a percentage of long-term investments--March 31, 2001)

Illinois                                                    18.4%
---------------------------------------------------------------------
Texas                                                       11.9%
---------------------------------------------------------------------
Florida                                                      6.1%
---------------------------------------------------------------------
Washington                                                   6.0%
---------------------------------------------------------------------
Alabama                                                      5.1%
---------------------------------------------------------------------

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       March 31, 2001                   September 30, 2000
General Purpose                                                                  15.4                                 22.6
Retail Elec/Gas/Telephone                                                        14.1                                 12.7
Water & Sewer                                                                    10.8                                  7.2
Transportation                                                                      9                                  7.8
Health Care                                                                       8.7                                 11.2

* Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN INSURED
TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. Fourth quarter's gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization, as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Responding to the strong performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than $1.7 billion, a clear vote of confidence after the net drop of $10.5 billion in total muni fund assets over the year 2000.

    Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates. Issuance of insured municipal bonds, however, has been on a decline, representing just 39.5 percent of new issuance in 2000, compared to 46.3 percent in 1999.

    The high quality of the portfolio helped it weather the tough markets of the past six months, and enabled it to participate more fully in the improved markets during the first quarter of 2001. The Fed's rate easing helped create a more favorable environment within the fixed income market.

    For the period as a whole, the fund achieved a total return of 7.08 percent through the six months ended March 31, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would have been lower). The fund's return includes an increase in NAV from $18.27 per share on September 30, 2000, to $19.10 per share on March 31, 2001.

    Its monthly dividend of $0.0755 per Class A share, translates into a distribution rate of 4.52 percent based on the fund's maximum offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 7.06 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.69 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. This index and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIC DECISIONS
    DID YOU MAKE IN LIGHT OF THESE CONDITIONS?

A   With the supply of new insured
municipal bonds lagging, we turned more frequently to the secondary market for new investment opportunities in the past six months. We found a good supply of reasonably priced bonds available, enabling us to put the fund's assets to work under favorable circumstances.

    We enhanced the diversification of the portfolio by investing in selected bonds issued by municipalities in states with high income tax rates, such as California, New York, Florida, and Arizona. These "specialty state" securities have been in strong demand, as have insured securities in general, due to the tax-exempt income provided by these bonds, the uncertainty surrounding the economy, and the cautious tone of the fixed income market.

    We also diversified along the yield curve, particularly in the 15-year to 20-year maturities, as we sought to capture attractive relative values by moving a portion of fund assets out of the long-end of the maturity spectrum and investing in securities with intermediate maturities.

    The fund's concentration in high-quality insured securities benefited the fund during market rallies, as investor demand for low-risk investments during times of market volatility helped this sector outperform the lower-rated segment of the market.

    The portfolio's overall composition by sector was generally stable over the reporting period. Consistent with our move toward greater diversification, the largest shift in assets was a reduction in the fund's largest sector holding, general purpose bonds, a position that was reduced to 15.4 percent of total long-term investments, down from 22.6 percent at the start of the period.

    The largest increase was in the water and sewer sector, which rose to 10.8 percent of long-term investments, up from just 7.2 percent six months ago. This reflected our preference for bonds that were backed by essential services, such as utilities, transportation, and education. In addition, we opted to reduce our exposure in the health care sector to 8.7 percent, down 2.5 percent, moving instead into more attractive sectors of the market with greater liquidity.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   In general, interest rates are
expected to trend lower, so the Fed rate cuts and their timing will be an important factor in the market's performance, as will the strength of the economy.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand for insured securities will help drive performance, especially if the stock market continues to stumble, and the portfolio is well positioned to benefit from the market's supply-and-demand dynamics.

    New bond issuance in the insured sector is likely to pick up, giving us a broader range of investment opportunities. We expect to reduce our holdings of zero coupon bonds and increase our allocation to higher coupon bonds, seeking to improve the portfolio's income stream. We will continue to monitor the intermediate-maturity sector for strong relative values.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          MUNICIPAL BONDS  97.3%
          ALABAMA  5.0%
$2,250    Alabama St Brd Edl Rev Shelton St Cmnty
          College (MBIA Insd)......................  6.000%    10/01/14   $    2,473,380
 2,010    Alabama St Brd Edl Rev Shelton St Cmnty
          College Rfdg (AMBAC Insd)................  5.500     10/01/10        2,207,221
 2,255    Alabama St Brd Edl Rev Shelton St Cmnty
          College Rfdg (AMBAC Insd)................  5.375     10/01/14        2,390,593
 1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
          Insd)....................................  5.500     08/15/13        1,646,054
 1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)....................  6.750     08/15/17        2,143,638
 7,500    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
          (FGIC Insd)..............................  5.000     02/01/33        7,127,625
24,000    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
          (FGIC Insd)..............................  5.375     02/01/36       24,160,320
 8,230    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
          (FGIC Insd)..............................  5.125     02/01/39        7,923,762
 5,500    Morgan Cnty Decatur, AL Hlthcare Auth
          Hosp Rev Decatur Genl Hosp Rfdg (Connie
          Lee Insd)................................  6.250     03/01/13        5,942,695
 2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
          (FSA Insd)...............................  6.500     04/01/16        2,614,728
                                                                          --------------
                                                                              58,630,016
                                                                          --------------
          ALASKA  0.6%
 5,000    Alaska St Hsg Fin Corp Genl Mtg Ser A
          (MBIA Insd)..............................  6.000     06/01/49        5,126,650
 1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC
          Insd)....................................  6.000     09/01/19        1,552,295
                                                                          --------------
                                                                               6,678,945
                                                                          --------------
          ARIZONA  1.7%
11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
          Insd)....................................  6.250     09/01/10       11,605,880
 2,490    Mesa, AZ (FGIC Insd).....................  5.000     07/01/16        2,529,367

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          ARIZONA (CONTINUED)
$1,670    Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson Ser A
          Rfdg (FSA Insd)..........................  7.250%    07/15/10   $    1,758,593
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).........  6.000     09/01/12        2,068,912
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).........  6.125     09/01/17        1,906,082
                                                                          --------------
                                                                              19,868,834
                                                                          --------------
          ARKANSAS  0.7%
 7,690    Little Rock, AR Sch Dist Ser B Rfdg (FSA
          Insd)....................................  5.500     02/01/25        7,975,299
                                                                          --------------

          CALIFORNIA  4.9%
 2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
          Redev Agy Pool Rev Ser A (FSA Insd)......  6.000     12/15/14        3,097,436
 5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
          Ser A (MBIA Insd)........................  5.650     06/01/15        5,214,650
 3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd) (a)................................  6.200     09/01/18        3,165,090
 1,250    Cucamonga, CA Cnty Wtr Dist Ctfs Partn
          Fac Refin (FGIC Insd)....................  6.300     09/01/12        1,288,287
   425    Earlimart, CA Elem Sch Dist Ser 1 Ser 1
          Bank Qualified Fitch Light (AMBAC
          Insd)....................................  6.700     08/01/21          521,500
   265    Golden West Sch Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).........................  5.750     08/01/19          296,660
 6,500    Grossmont, CA Union High Sch Dist Ctfs
          Partn (MBIA Insd)........................   *        11/15/21        1,681,940
 3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
          Leasehold Rev Rfdg (AMBAC Insd)..........  6.000     12/01/16        3,671,885
 5,420    Manteca, CA Redev Agy Tax Alloc Redev
          Proj No 1 Ser A Rfdg (MBIA Insd).........  6.700     10/01/21        5,743,791
13,610    Norco, CA Redev Agy Tax Alloc Norco Redev
          Proj Area No 1 Rfdg (MBIA Insd)..........  6.250     03/01/19       14,168,282
13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd) (a)..........  7.200     07/01/16       14,274,582
 2,320    Torrance, CA Hosp Rev Torrance Mem Hosp
          Rfdg (MBIA Insd).........................  6.750     01/01/12        2,332,760
 2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
          Rev Cmnty Fac Rfdg (FSA Insd)............  6.500     09/01/14        2,251,140
                                                                          --------------
                                                                              57,708,003
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          COLORADO  2.6%
$12,100   Denver, CO City & Cnty Arpt Rev Ser A
          (MBIA Insd)..............................  5.700%    11/15/25   $   12,582,306
 8,955    Denver, CO City & Cnty Ctfs Partn Ser B
          (AMBAC Insd).............................  5.200     12/01/14        9,330,573
 5,000    Jefferson Cnty, CO Open Space Sales Tax
          Rev (FGIC Insd)..........................  5.000     11/01/15        5,085,350
    10    Jefferson Cnty, CO Single Family Mtg Rev
          Ser A Rfdg (MBIA Insd)...................  8.875     10/01/13           10,309
 2,050    Thornton, CO Rfdg (FGIC Insd)............   *        12/01/11        1,259,253
 2,000    Westminster, CO Wtr & Wastewtr Util
          Enterprise Rev (AMBAC Insd)..............  6.250     12/01/14        2,151,680
                                                                          --------------
                                                                              30,419,471
                                                                          --------------
          FLORIDA  5.9%
 1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd)..............................  8.000     10/01/06        1,536,196
 1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd)..............................  8.000     10/01/07        1,691,181
 2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
          Insd) (a)................................ 12.000     10/01/04        2,662,556
 3,800    Dade Cnty, FL Wtr & Swr Sys Rev Rfdg
          (FGIC Insd)..............................  5.000     10/01/13        3,868,134
 5,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac
          Rev FL Hlthcare Fac Ln VHA Pgm (AMBAC
          Insd)....................................  5.950     07/01/20        5,499,300
 5,115    Florida St Brd Edl Cap Outlay Pub Edl
          Rfdg (MBIA Insd).........................  4.500     06/01/24        4,585,546
 7,280    Florida St Brd of Edl Lottery Rev Ser C
          (FGIC Insd)..............................  5.000     07/01/11        7,679,381
 4,500    Florida St Div Brd Fin Dept Envirnmtl
          Presrvtn 2000 A (AMBAC Insd).............  5.750     07/01/13        4,801,905
 1,000    Key West, FL Util Brd Elec Rev Ser D
          (AMBAC Insd).............................   *        10/01/13          559,770
 5,575    Miami Dade Cnty, FL Solid Waste Sys Rev
          (AMBAC Insd).............................  4.750     10/01/18        5,397,882
 6,000    Orange Cnty, FL Hlth Fac Auth Rev
          (Inverse Fltg) (MBIA Insd)...............  9.202     10/29/21        6,450,000
 5,745    Osceola Cnty, FL Sch Brd Ctfs Ser A
          (AMBAC Insd).............................  5.000     06/01/17        5,787,915
 1,750    Polk Cnty, FL Sch Brd Ctfs Partn Master
          Lease Ser A (FSA Insd)...................  5.500     01/01/25        1,816,780

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          FLORIDA (CONTINUED)
$3,725    Santa Rosa Bay Brdg Auth FL Rev Cap
          Apprec (MBIA Insd).......................   *        07/01/18   $    1,522,184
10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
          Mem Regl Med Ser A Rfdg (MBIA Insd) (a)..  6.625%    12/01/13       11,076,200
 1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev
          Ser A (MBIA Insd) (b)....................  5.200     11/01/25          994,600
 2,735    Volusia Cnty, FL Edl Fac Auth Rev Edl
          Facs Embry Riddle Ser B Rfdg (AMBAC
          Insd)....................................  5.250     10/15/19        2,795,690
                                                                          --------------
                                                                              68,725,220
                                                                          --------------
          GEORGIA  2.9%
   860    Georgia Mun Elec Auth Pwr Rev Ser Y
          (Escrowed to Maturity) (AMBAC Insd)......  6.400     01/01/13        1,012,899
 4,750    Georgia Muni Elec Auth Pwr Rev Genl Ser B
          (BIGI Insd)..............................   *        01/01/08        3,552,145
14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
          (AMBAC Insd).............................  6.400     01/01/13       17,192,735
 9,590    Georgia Muni Elec Auth Pwr Rev Ser Y
          (MBIA Insd)..............................  6.500     01/01/17       11,359,067
   410    Georgia Muni Elec Auth Pwr Rev Ser Y
          (Escrowed To Maturity) (MBIA Insd).......  6.500     01/01/17          487,141
                                                                          --------------
                                                                              33,603,987
                                                                          --------------
          HAWAII  1.4%
12,785    Hawaii St Arpts Sys Rev Rfdg (MBIA Insd)
          (a)......................................  6.400     07/01/08       13,770,596
 2,750    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)..............................  4.500     07/01/28        2,409,385
                                                                          --------------
                                                                              16,179,981
                                                                          --------------
          ILLINOIS  17.9%
 2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)..............................   *        01/01/19          866,995
 2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)..............................   *        01/01/20          956,439
 1,695    Champaign Cnty, IL Cmnty Unit Ser C (FGIC
          Insd)....................................   *        01/01/15          801,667
 2,845    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)...................   *        12/01/19        1,050,573
10,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)...................   *        12/01/27        2,326,000
 6,225    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).................   *        12/01/15        2,954,198

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          ILLINOIS (CONTINUED)
$1,500    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).................   *        12/01/19   $      558,555
 1,020    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).................   *        12/01/25          268,903
 8,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).................   *        12/01/29        1,685,760
 3,250    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd).................   *        12/01/30          646,782
 5,000    Chicago, IL Cap Apprec City Colleges
          (FGIC Insd)..............................   *        01/01/27        1,248,800
 3,040    Chicago, IL Cap Apprec Proj Rfdg Ser A
          (MBIA Insd)..............................   *        01/01/15        1,502,581
 2,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (c).......................... 0/5.700%   01/01/25        1,575,980
 2,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (c).......................... 0/5.750    01/01/29        1,571,860
 8,000    Chicago, IL Midway Arpt Rev (MBIA
          Insd)....................................  5.000     01/01/35        7,546,240
11,475    Chicago, IL Park Dist Ser B (FGIC
          Insd)....................................  4.750     01/01/26       10,556,197
 1,500    Chicago, IL Proj Rfdg (MBIA Insd)........  5.500     01/01/15        1,591,800
10,000    Chicago, IL Proj Ser A Rfdg (FGIC
          Insd)....................................  5.375     01/01/34       10,054,600
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA
          Insd)....................................  5.500     01/01/38        5,095,100
 2,720    Chicago, IL Pub Bldg Comm Bldg Rev
          Chicago Transit Auth (AMBAC Insd)........  6.600     01/01/15        2,968,418
 5,000    Chicago, IL Sales Tax Rev (FGIC Insd)....  5.375     01/01/30        5,044,700
 3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
          Insd)....................................   *        11/01/10        2,116,507
 8,000    Chicago, IL Wtr Rev Rfdg (FGIC Insd).....  5.250     11/01/27        7,946,320
 4,210    Cook Cnty, IL Cmnty College Dist No 122
          Cap Apprec (FGIC Insd)...................   *        12/01/19        1,559,721
 5,550    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........  8.750     01/01/03        6,034,737
 8,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........  8.750     01/01/04        9,565,214
 2,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........  8.750     01/01/05        2,878,151
 3,500    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........  8.750     01/01/07        4,325,545
 2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)...........   *        12/01/10        1,325,064

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          ILLINOIS (CONTINUED)
$1,505    Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd).........................  8.200%    12/01/14   $    2,036,265
 1,775    Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd).........................  8.100     12/01/16        2,411,213
 2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)..............................   *        12/01/17        1,092,745
 2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)..............................   *        12/01/18        1,180,300
 4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)..............................   *        12/01/20        1,411,870
 5,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....  5.000     11/15/18        4,956,350
 4,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....  5.000     11/15/22        3,880,960
10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
          Comwlth Edison Co Proj Ser D Rfdg (AMBAC
          Insd) (a)................................  6.750     03/01/15       11,157,400
35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
          Pwr Co Proj Ser A First Mtg Rfdg (MBIA
          Insd) (a)................................  7.400     12/01/24       39,748,800
 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 (FSA Insd)..............  6.650     02/01/11        2,342,920
 5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 Rfdg (FSA Insd).........  6.650     02/01/12        5,665,687
 2,000    Illinois Edl Facs Auth Rev DePaul Univ
          (AMBAC Insd).............................  5.625     10/01/14        2,161,440
   825    Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B (MBIA Insd).............  7.900     08/15/03          828,019
 5,000    Illinois Hlth Fac Auth Rev Methodist Hlth
          Proj (Inverse Fltg) (Prerefunded @
          05/08/01) (AMBAC Insd)...................  9.922     05/01/21        5,231,250
 3,400    Illinois Hlth Fac Auth Rev Rush
          Presbyterian Saint Luke Hosp (Inverse
          Fltg) (Prerefunded @ 11/01/01) (MBIA
          Insd)....................................  9.159     10/01/24        3,650,750
 4,000    Illinois Muni Elec Agy Pwr Supply Sys Rev
          Rfdg (FSA Insd)..........................  5.000     02/01/21        3,889,400
 2,830    Illinois St (MBIA Insd)..................  5.000     06/01/17        2,832,887
 3,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd)....   *        12/01/13        1,732,960
 1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd)....   *        12/01/14          611,760
 2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Ser A (FGIC Insd)...............  6.000     12/01/20        2,679,625

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          ILLINOIS (CONTINUED)
$3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
          Antioch Cap Apprec Ser B (FGIC Insd).....   *        12/01/10   $    2,535,705
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd).....   *        12/01/17        2,864,090
 3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
          Lake Zurich Cap Apprec (FGIC Insd).......   *        12/01/15        1,516,697
 1,350    Lake Cnty, IL Cmnty Unit Sch Dist No 95
          Lake Zurich Cap Apprec (FGIC Insd).......   *        12/01/17          569,997
 3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd).......   *        01/01/17        1,328,160
 4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd).......   *        01/01/18        1,665,240
 2,500    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)........................   *        04/01/23          769,100
 2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)........................   *        04/01/26          520,120
 2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)........................   *        04/01/20          730,640
 1,000    University of IL Ctfs Partn UI Integrate
          Proj (AMBAC Insd) (b)....................  4.375%    10/01/11          989,220
                                                                          --------------
                                                                             209,614,977
                                                                          --------------
          INDIANA  1.9%
 2,550    East Chicago, IN Multi Sch Bldg Corp
          First Mtg Rfdg (AMBAC Insd)..............  5.500     07/15/14        2,698,359
 1,930    Indiana Bond Bank Spl Pgm Ser A (AMBAC
          Insd)....................................  9.750     08/01/09        2,415,646
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosps Proj Rfdg & Impt (MBIA Insd).......  6.400     05/01/12        5,223,250
 3,835    Indiana Tran Fin Auth Hwy Rev Ser A (MBIA
          Insd)....................................  5.250     12/01/13        4,020,115
 2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
          Insd)....................................  5.750     08/01/11        2,584,425
 1,000    Marion Cnty, IN Convention & Rectl Fac
          Auth Excise Tax Rev Lease Rental Ser A
          (AMBAC Insd).............................  7.000     06/01/21        1,025,230
 2,000    MSD Warren Twp IN Vision 2005 Sch Bldg
          Corp First Mtg (FGIC Insd)...............  5.500     07/15/20        2,067,900
 2,250    Westfield, IN Elem Sch Bldg Corp First
          Mtg Rfdg (AMBAC Insd)....................  5.000     01/10/20        2,187,090
                                                                          --------------
                                                                              22,222,015
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          IOWA  0.2%
$2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd).....................  5.750%    07/01/17   $    2,489,950
                                                                          --------------

          KANSAS  1.6%
18,750    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd) (a)........  7.000     06/01/31       19,223,063
                                                                          --------------

          KENTUCKY  0.0%
     5    Kentucky Cntys Single Family Mtg
          Presbyterian Homes Ser A Rfdg (MBIA
          Insd)....................................  8.625     09/01/15            5,011
                                                                          --------------

          LOUISIANA  1.0%
 4,065    Calcasieu Parish, LA Mem Hosp Svcs Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)........................  6.375     12/01/12        4,722,636
 5,530    Calcasieu Parish, LA Mem Hosp Svcs Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)........................  6.500     12/01/18        6,477,344
 5,895    New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA Insd)....   *        09/15/16        1,149,643
                                                                          --------------
                                                                              12,349,623
                                                                          --------------
          MASSACHUSETTS  0.4%
 2,500    Massachusetts St Cons Ln Ser B (MBIA
          Insd)....................................  5.000     04/01/16        2,531,650
 1,700    Massachusetts St Hlth & Edl Fac Auth Rev
          Mt Auburn Hosp Ser B1 (MBIA Insd)........  6.250     08/15/14        1,851,827
                                                                          --------------
                                                                               4,383,477
                                                                          --------------
          MICHIGAN  0.6%
 2,450    Big Rapids, MI Pub Schs Dist Rfdg (FSA
          Insd)....................................  4.750     05/01/25        2,270,587
 3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
          Insd)....................................  4.700     04/01/24        2,768,340
 2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
          Ser B (AMBAC Insd).......................  4.850     04/01/04        2,043,560
                                                                          --------------
                                                                               7,082,487
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          MINNESOTA  0.5%
$1,000    Brainerd, MN Rev Evangelical Lutheran Ser
          B Rfdg (FSA Insd)........................  6.650%    03/01/17   $    1,043,790
 5,000    Minneapolis & St. Paul, MN Met Arpt Comm
          Arpt Rev Ser A (AMBAC Insd)..............  5.000     01/01/22        4,917,800
                                                                          --------------
                                                                               5,961,590
                                                                          --------------
          MISSISSIPPI  2.0%
 1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................  5.500     02/01/08        1,567,624
 2,595    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................  5.500     02/01/09        2,813,603
 1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................  5.500     02/01/10        1,741,648
 2,215    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................  5.500     02/01/11        2,414,173
 1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................  8.500     02/01/13        1,354,460
 6,855    Mississippi St Cap Impts Ser B (FGIC
          Insd)....................................  5.000     11/01/15        6,956,248
 7,185    Mississippi St Cap Impts Ser B (FGIC
          Insd)....................................  5.000     11/01/16        7,250,168
                                                                          --------------
                                                                              24,097,924
                                                                          --------------
          MISSOURI  0.6%
 1,170    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd).........................  5.500     03/01/16        1,238,246
 1,225    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd).........................  5.500     03/01/17        1,289,521
 4,585    Missouri St Hlth & Edl Fac Auth (MBIA
          Insd)....................................  6.250     06/01/16        4,754,370
                                                                          --------------
                                                                               7,282,137
                                                                          --------------
          NEBRASKA  0.2%
 2,250    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)......  4.375     06/01/10        2,165,873
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          NEVADA  2.0%
$2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg (AMBAC Insd).............  7.200%    10/01/22   $    2,139,120
10,000    Director St, NV Dept Business & Ind Las
          Vegas Monorail Proj First Tier (AMBAC
          Insd)....................................  5.625     01/01/32       10,412,700
 5,000    Director St, NV Dept Business & Ind Las
          Vegas Monorail Proj First Tier (AMBAC
          Insd)....................................  5.375     01/01/40        5,034,250
 1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........  4.700     09/01/07        1,071,246
 1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........  4.750     09/01/08        1,032,100
 2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........  4.800     09/01/09        2,060,040
 1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........  4.875     09/01/10        1,574,890
                                                                          --------------
                                                                              23,324,346
                                                                          --------------
          NEW HAMPSHIRE  0.3%
 2,500    New Hampshire St Tpk Sys Rev Rfdg
          (Inverse Fltg) (FGIC Insd)...............  9.794     11/01/17        3,106,250
                                                                          --------------

          NEW JERSEY  2.0%
 5,500    Howell Twp, NJ Rfdg (FGIC Insd)..........  6.800     01/01/14        5,739,800
 3,625    Morristown, NJ Rfdg (FSA Insd)...........  6.400     08/01/14        4,028,245
12,400    New Jersey St Tran Corp Ctfs Fed Tran
          Admin Grants Ser A (AMBAC Insd)..........  5.875     09/15/12       13,832,820
                                                                          --------------
                                                                              23,600,865
                                                                          --------------
          NEW MEXICO  0.7%
 8,000    Farmington, NM Pollutn Ctl Rev Southern
          CA Edison Co Ser A Rfdg (MBIA Insd)......  5.875     06/01/23        8,031,440
                                                                          --------------

          NEW YORK  4.5%
 6,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd).........................  5.125     12/01/16        6,228,785
 4,350    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....  6.375     11/15/14        4,790,438
10,000    New York City Ser F (FSA Insd)...........  5.750     02/01/15       10,633,400
 8,220    New York City Transitional Fin Auth Rev
          (FGIC Insd)..............................  4.750     11/01/17        8,062,505
 4,500    New York St Dorm Auth Rev City Univ Sys
          Cons Third Genl 1 (FGIC Insd)............  5.250     07/01/25        4,540,680

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          NEW YORK (CONTINUED)
$6,000    New York St Loc Govt Assist Ser A Rfdg
          (AMBAC Insd).............................  5.250%    04/01/15   $    6,214,680
    15    New York St Med Care Fac Fin Agy Rev (FSA
          Insd)....................................  6.500     08/15/15           16,735
 8,865    New York St Twy Auth Hwy & Brdg Tr Fd Ser
          A (AMBAC Insd)...........................  5.250     04/01/13        9,310,732
 3,455    Suffolk Cnty, NY Judicial Facs Agy Svc
          Agreement Rev John P Cohalan Complex
          (AMBAC Insd).............................  5.250     10/15/14        3,636,768
                                                                          --------------
                                                                              53,434,723
                                                                          --------------
          NORTH CAROLINA  0.1%
 1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
          Projs (FGIC Insd)........................  6.625     06/01/14        1,387,950
                                                                          --------------

          NORTH DAKOTA  0.9%
 5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
          Vly Station Rfdg (AMBAC Insd)............  7.200     06/30/13        6,126,800
 5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
          Butte Elec Co-op Ser A Rfdg (AMBAC
          Insd)....................................  5.300     01/01/27        5,025,650
                                                                          --------------
                                                                              11,152,450
                                                                          --------------
          OHIO  1.3%
 5,000    Clermont Cnty, OH Hosp Fac Rev Muni
          (Inverse Fltg) (Prerefunded @ 09/25/01)
          (AMBAC Insd).............................  9.491     10/05/21        5,356,250
 6,450    Cleveland, OH Wtrwks Rev Impt Ser I Rfdg
          (FSA Insd)...............................  5.000     01/01/16        6,533,915
 1,860    Fairfield, OH City Sch Dist Impt Rfdg
          (FGIC Insd) (b)..........................  5.375     12/01/19        1,920,878
 1,410    Fairfield, OH City Sch Dist Impt Rfdg
          (FGIC Insd) (b)..........................  5.375     12/01/20        1,453,795
                                                                          --------------
                                                                              15,264,838
                                                                          --------------
          OKLAHOMA  1.9%
 1,355    Jenks, OK Aquarium Auth Rev First Mtg
          (AMBAC Insd).............................  6.000     07/01/20        1,480,243
11,000    McAlester, OK Pub Wks Auth Util Sys Rev
          (FSA Insd)...............................   *        02/01/30        2,181,630
 5,660    Mustang, OK Impt Auth Util Rev (FSA
          Insd)....................................  5.800     10/01/30        6,074,821

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          OKLAHOMA (CONTINUED)
$4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
          (FSA Insd)...............................  5.750%    07/01/30   $    4,255,760
 8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
          Tulsa Ser A (MBIA Insd)..................  5.375     10/01/31        8,374,071
                                                                          --------------
                                                                              22,366,525
                                                                          --------------
          OREGON  1.9%
 1,650    Portland, OR Arpt Rev Ser 15 Intl Arpt
          Ser A Rfdg (FGIC Insd) (b)...............  5.000     07/01/13        1,708,097
 1,815    Portland, OR Arpt Rev Ser 15 Intl Arpt
          Ser A Rfdg (FGIC Insd) (b)...............  5.000     07/01/14        1,862,825
 5,740    Portland, OR Swr Sys Rev Ser A (FGIC
          Insd)....................................  5.125     06/01/10        6,059,948
12,295    Portland, OR Swr Sys Rev Ser A Rfdg (MBIA
          Insd)....................................  5.000     06/01/12       12,672,334
                                                                          --------------
                                                                              22,303,204
                                                                          --------------
          PENNSYLVANIA  4.6%
 5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
          Hlth Sys Ser A (MBIA Insd)...............  6.500     11/15/30        5,533,900
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)....................................  5.625     08/15/26        5,047,039
 1,000    Lehigh Cnty, PA Gen Purp Auth Rev Hosp
          Lehigh Vy Hosp Ser A (AMBAC Insd)........  6.400     11/01/21        1,054,080
 6,500    Lycoming Cnty, PA Auth College Rev PA
          College of Technology (AMBAC Insd).......  5.350     07/01/26        6,604,650
 2,400    Pennsylvania St Higher Edl Facs Auth Rev
          St Sys Higher Ed Ser P (AMBAC Insd)......  5.000     12/15/16        2,419,320
10,500    Philadelphia, PA (FSA Insd)..............  5.250     09/15/25       10,552,290
 2,250    Philadelphia, PA Gas Wks Rev 14th Ser A
          Rfdg (FSA Insd)..........................  6.375     07/01/14        2,416,568
 8,350    Philadelphia, PA Wtr & Wastewtr Rev (FSA
          Insd)....................................  5.000     06/15/16        8,352,004
11,770    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr
          Sys Rev Ser A Rfdg (FGIC Insd)...........  4.750     09/01/16       11,573,794
                                                                          --------------
                                                                              53,553,645
                                                                          --------------
          SOUTH CAROLINA  0.2%
 2,020    Rock Hill, SC Util Sys Rev Ser C Rfdg
          (FSA Insd)...............................  5.000     01/01/09        2,133,383
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          SOUTH DAKOTA  3.2%
$1,100    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (b)................................  5.500%    06/01/05   $    1,154,879
 1,165    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (b)................................  5.500     06/01/06        1,230,065
 1,220    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (b)................................  5.500     06/01/07        1,291,272
 1,290    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (b)................................  5.500     06/01/08        1,366,574
 1,355    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (b)................................  5.500     06/01/09        1,435,081
 1,430    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (b)................................  5.500     06/01/10        1,514,127
 1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (b)................................  5.500     06/01/12        1,655,897
13,860    Sioux Falls, SD Sales Tax Rev (AMBAC
          Insd)....................................  5.450     11/15/14       14,829,923
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd).............................  5.500     11/15/12        1,087,560
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd).............................  5.500     11/15/14        1,072,930
 5,205    South Dakota St Lease Rev Trust Ctfs Ser
          A (FSA Insd).............................  6.625     09/01/12        6,202,018
 4,000    South Dakota St Lease Rev Trust Ctfs Ser
          A (FSA Insd).............................  6.700     09/01/17        4,844,680
                                                                          --------------
                                                                              37,685,006
                                                                          --------------
          TENNESSEE  0.7%
 2,000    Chattanooga-Hamilton Cnty, TN Hosp Auth
          Hosp Rev Erlanger Med Cent Ser B (Inverse
          Fltg) (Prerefunded @ 05/01/01) (FSA
          Insd)....................................  9.981     05/25/21        2,090,000
 6,000    Tennergy Corp, TN Gas Rev (MBIA Insd)....  4.125     06/01/09        5,695,500
                                                                          --------------
                                                                               7,785,500
                                                                          --------------
          TEXAS  11.5%
 3,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd) (a)................................  9.413     01/03/22        3,251,250
 5,610    Austin, TX Rev Ser A Rfdg (MBIA Insd)....   *        05/15/17        2,396,087
16,145    Austin, TX Util Sys Rev Rfdg (FSA
          Insd)....................................  5.000     11/15/11       16,681,660
12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
          Insd)....................................   *        11/15/10        8,091,500
 5,000    Brazos River Auth, TX Rev Houston Inds
          Inc Proj Ser C (AMBAC Insd)..............  5.125     05/01/19        4,935,950

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          TEXAS (CONTINUED)
$15,400   Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)..................  5.875%    02/15/29   $   15,882,020
 5,000    El Paso, TX Ctfs Oblig (FSA Insd)........  5.750     08/15/25        5,214,700
 5,000    Harris Cnty, TX Toll Rd Rfdg (FGIC
          Insd)....................................  5.000     08/15/16        5,007,900
12,635    Harris Cnty-Houston, TX Sports Auth Spl
          Rev Ser A (MBIA Insd)....................  5.000     11/15/28       12,153,227
12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd)....................   *        12/01/20        4,370,132
 1,790    Laredo, TX Cmnty College Dist Combined
          Fee Rev Bldg Rfdg (AMBAC Insd) (b).......  5.300     08/01/26        1,796,265
10,405    Lower Colorado River Auth TX Rev & Impt
          Rfdg (FSA Insd)..........................  5.000     05/15/22       10,120,007
 1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd)....................................   *        03/01/16          452,130
 1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd)....................................   *        03/01/17          553,607
 1,000    San Antonio, TX Indpt Sch Dist Pub Fac
          Corp Lease Rev (AMBAC Insd)..............  5.850     10/15/10        1,088,310
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
          Sys Rev Ser B (FGIC Insd)................  5.000     09/01/15        1,750,315
41,355    Texas St Tpk Auth Dallas Northtwy George
          Bush Tpk (FGIC Insd).....................  5.250     01/01/23       41,503,051
                                                                          --------------
                                                                             135,248,111
                                                                          --------------
          UTAH  0.9%
   730    Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC
          Insd).................................... 10.375     09/15/15        1,039,119
 6,835    Utah St Muni Fin Co-op Loc Govt Rev Pool
          Cap Salt Lake (FSA Insd).................   *        03/01/09        4,812,318
 4,540    West Vly City, UT Muni Bldg Lease Ser A
          Rfdg (AMBAC Insd)........................  4.750     04/15/19        4,328,164
                                                                          --------------
                                                                              10,179,601
                                                                          --------------
          VIRGINIA  0.4%
 4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...  6.800     03/01/14        4,393,720
                                                                          --------------

          WASHINGTON  5.9%
10,275    Clark Cnty, WA Pub Util Dist No 001 Elec
          Rev (FSA Insd)...........................  5.125     01/01/20       10,250,854
 2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
          Rev (FSA Insd)...........................  5.125     01/01/20        2,982,974
11,340    Energy Northwest WA Elec Rev Columbia
          Generating Ser A Rfdg (FSA Insd).........  5.500     07/01/17       11,867,310

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          WASHINGTON (CONTINUED)
$4,500    Energy Northwest WA Elec Rev Proj No 3
          Ser A Rfdg (FSA Insd)....................  5.500%    07/01/17   $    4,709,250
14,500    Energy Northwest WA Elec Rev Proj No 3
          Ser A Rfdg (FSA Insd)....................  5.500     07/01/18       15,097,980
 2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser C Rfdg
          (AMBAC Insd).............................  6.000     01/01/17        2,494,994
 1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd)....................................  6.000     01/01/17        1,095,233
   350    Pierce Cnty, WA Swr Rev Ser A (MBIA
          Insd)....................................  9.000     02/01/05          415,951
 2,000    Seattle, WA Mun Lt & Pwr Rev Impt Rfdg
          (FSA Insd)...............................  5.500     03/01/18        2,078,160
 5,000    Spokane, WA Regl Solid Waste Mgmt Sys Rev
          (AMBAC Insd).............................  6.250     12/01/11        5,304,450
 3,090    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Proj No 1 Rev Ser A Rfdg
          (AMBAC Insd).............................  5.700     07/01/09        3,347,521
10,000    Washington St Ser R 99A Rfdg (FGIC
          Insd)....................................  5.000     01/01/17       10,015,200
                                                                          --------------
                                                                              69,659,877
                                                                          --------------
          WISCONSIN  1.2%
 1,080    Middleton-Cross Plains Area, WI Sch Dist
          Rfdg (MBIA Insd).........................  5.000     04/01/19        1,063,498
 1,150    Middleton-Cross Plains Area, WI Sch Dist
          Rfdg (MBIA Insd).........................  5.000     04/01/20        1,124,482
 1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)......  5.400     12/01/16        1,403,784
 1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)......  5.500     12/01/18        1,562,310
 3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
          Insd)....................................  6.000     03/01/18        4,300,918
 3,920    University of Wisconsin Hosps & Clinics
          Auth Rev (FSA Insd)......................  6.200     04/01/29        4,281,306
                                                                          --------------
                                                                              13,736,298
                                                                          --------------
          WYOMING  0.2%
 2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
          (AMBAC Insd).............................  6.700     05/01/12        2,130,380
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                               COUPON     MATURITY       VALUE
          PUERTO RICO  0.3%
$3,000    Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd)....................................  6.250%    07/01/16   $    3,218,610
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $1,064,530,447)................................................    1,140,364,605
SHORT-TERM INVESTMENTS  2.9%
  (Cost $33,699,998)...................................................       33,699,998
                                                                          --------------

TOTAL INVESTMENTS  100.2%
  (Cost $1,098,230,445)................................................    1,174,064,603
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)...........................       (2,296,248)
                                                                          --------------
NET ASSETS 100.0%......................................................   $1,171,768,355
                                                                          ==============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $1,098,230,445).....................  $1,174,064,603
Cash........................................................          79,388
Receivables:
  Interest..................................................      15,142,037
  Investments Sold..........................................       4,160,000
  Fund Shares Sold..........................................       1,530,538
Other.......................................................         150,002
                                                              --------------
    Total Assets............................................   1,195,126,568
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      19,361,212
  Fund Shares Repurchased...................................       1,321,238
  Income Distributions......................................       1,246,984
  Distributor and Affiliates................................         519,546
  Investment Advisory Fee...................................         503,414
Accrued Expenses............................................         232,973
Trustees' Deferred Compensation and Retirement Plans........         172,846
                                                              --------------
    Total Liabilities.......................................      23,358,213
                                                              --------------
NET ASSETS..................................................  $1,171,768,355
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,080,654,114
Net Unrealized Appreciation.................................      75,834,158
Accumulated Net Realized Gain...............................      14,873,451
Accumulated Undistributed Net Investment Income.............         406,632
                                                              --------------
NET ASSETS..................................................  $1,171,768,355
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,119,310,165 and 58,594,372 shares of
    beneficial interest issued and outstanding).............  $        19.10
    Maximum sales charge (4.75%* of offering price).........             .95
                                                              --------------
    Maximum offering price to public........................  $        20.05
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $45,259,244 and 2,371,484 shares of
    beneficial interest issued and outstanding).............  $        19.08
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,198,946 and 377,274 shares of
    beneficial interest issued and outstanding).............  $        19.08
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $31,735,302
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      2,927,250
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,407,465, $239,001 and $31,473,
  respectively).............................................      1,677,939
Shareholder Services........................................        328,730
Custody.....................................................         63,684
Legal.......................................................         33,092
Other.......................................................        308,472
                                                                -----------
    Total Expenses..........................................      5,339,167
    Less Credits Earned on Cash Balances....................         43,166
                                                                -----------
    Net Expenses............................................      5,296,001
                                                                -----------
NET INVESTMENT INCOME.......................................    $26,439,301
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $16,919,717
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     40,310,572
  End of the Period.........................................     75,834,158
                                                                -----------
Net Unrealized Appreciation During the Period...............     35,523,586
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $52,443,303
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $78,882,604
                                                                ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001 and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   26,439,301       $   58,365,668
Net Realized Gain................................      16,919,717            2,647,580
Net Unrealized Appreciation During the Period....      35,523,586            7,045,806
                                                   --------------       --------------
Change in Net Assets from Operations.............      78,882,604           68,059,054
                                                   --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................     (26,677,805)         (54,044,808)
  Class B Shares.................................        (886,086)          (2,065,598)
  Class C Shares.................................        (128,739)            (300,106)
                                                   --------------       --------------
                                                      (27,692,630)         (56,410,512)
                                                   --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.................................             -0-             (238,550)
  Class B Shares.................................             -0-              (40,306)
  Class C Shares.................................             -0-              (21,035)
                                                   --------------       --------------
                                                              -0-             (299,891)
                                                   --------------       --------------
Total Distributions..............................     (27,692,630)         (56,710,403)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      51,189,974           11,348,651
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      42,993,424          130,042,291
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      19,858,627           40,567,000
Cost of Shares Repurchased.......................     (77,252,340)        (290,402,820)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (14,400,289)        (119,793,529)
                                                   --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      36,789,685         (108,444,878)
NET ASSETS:
Beginning of the Period..........................   1,134,978,670        1,243,423,548
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $406,632
  and $1,659,961, respectively)..................  $1,171,768,355       $1,134,978,670
                                                   ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                          SIX MONTHS       YEAR ENDED         NINE MONTHS        YEAR ENDED
                            ENDED         SEPTEMBER 30,          ENDED          DECEMBER 31,
CLASS A SHARES            MARCH 31,    -------------------   SEPTEMBER 30,   -------------------
                             2001        2000       1999         1998          1997       1996
                          ----------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................  $  18.27    $  18.08   $  19.96     $  19.63      $  19.24   $  19.55
                           --------    --------   --------     --------      --------   --------
  Net Investment
    Income...............       .44         .91        .91          .71           .97        .98
  Net Realized and
    Unrealized
    Gain/Loss............       .84         .17      (1.64)         .37           .55       (.30)
                           --------    --------   --------     --------      --------   --------
Total from Investment
  Operations.............      1.28        1.08       (.73)        1.08          1.52        .68
                           --------    --------   --------     --------      --------   --------
Less:
  Distributions from and
    in Excess of Net
    Investment Income....       .45         .88        .92          .72           .97        .99
  Distributions from Net
    Realized Gain........       -0-         .01        .23          .03           .16        -0-
                           --------    --------   --------     --------      --------   --------
Total Distributions......       .45         .89       1.15          .75          1.13        .99
                           --------    --------   --------     --------      --------   --------
NET ASSET VALUE, END OF
  THE PERIOD.............  $  19.10    $  18.27   $  18.08     $  19.96      $  19.63   $  19.24
                           ========    ========   ========     ========      ========   ========

Total Return (a).........     7.08%*      6.13%     -3.80%        5.61%*        8.19%      3.65%
Net Assets at End of the
  Period (In millions)...  $1,119.3    $1,086.6   $1,178.3     $1,353.9      $1,283.5   $1,283.7
Ratio of Expenses to
  Average Net Assets
  (b)....................      .89%        .90%       .92%         .90%          .92%       .95%
Ratio of Net Investment
  Income to Average Net
  Assets (b).............     4.62%       5.10%      4.77%        4.85%         5.07%      5.11%
Portfolio Turnover.......       48%*        69%        92%          62%*          82%        92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                               ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS B SHARES               MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                2001       2000     1999        1998         1997     1996
                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $18.26     $18.08   $19.96      $19.63       $19.24   $19.55
                               ------     ------   ------      ------       ------   ------
  Net Investment Income.....      .35        .78      .76         .60          .82      .83
  Net Realized and
    Unrealized Gain/Loss....      .85        .15    (1.64)        .37          .55     (.30)
                               ------     ------   ------      ------       ------   ------
Total from Investment
  Operations................     1.20        .93     (.88)        .97         1.37      .53
                               ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .38        .74      .77         .61          .82      .84
  Distributions from Net
    Realized Gain...........      -0-        .01      .23         .03          .16      -0-
                               ------     ------   ------      ------       ------   ------
Total Distributions.........      .38        .75     1.00         .64          .98      .84
                               ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $19.08     $18.26   $18.08      $19.96       $19.63   $19.24
                               ======     ======   ======      ======       ======   ======

Total Return (a)............    6.64%*     5.25%   -4.60%       5.07%*       7.36%    2.83%
Net Assets at End of the
  Period (In millions)......   $ 45.3     $ 43.0   $ 56.8      $ 71.9       $ 70.1   $ 71.6
Ratio of Expenses to Average
  Net Assets (b)............    1.74%      1.68%    1.68%       1.66%        1.69%    1.74%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................    3.77%      4.34%    3.99%       4.08%        4.29%    4.38%
Portfolio Turnover..........      48%*       69%      92%         62%*         82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC charge of 4%, charged on certain redemptions made with one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                               ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS C SHARES               MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                2001       2000     1999        1998         1997     1996
                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $18.25     $18.08   $19.95      $19.63       $19.24   $19.55
                               ------     ------   ------      ------       ------   ------
  Net Investment Income.....      .36        .79      .76         .60          .82      .83
  Net Realized and
    Unrealized Gain/Loss....      .85        .13    (1.63)        .37          .55     (.30)
                               ------     ------   ------      ------       ------   ------
Total from Investment
  Operations................     1.21        .92     (.87)        .97         1.37      .53
                               ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .38        .74      .77         .61          .82      .84
  Distributions from Net
    Realized Gain...........      -0-        .01      .23         .04          .16      -0-
                               ------     ------   ------      ------       ------   ------
Total Distributions.........      .38        .75     1.00         .65          .98      .84
                               ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $19.08     $18.25   $18.08      $19.95       $19.63   $19.24
                               ======     ======   ======      ======       ======   ======

Total Return (a)............    6.70%*     5.19%   -4.55%       5.02%*       7.36%    2.83%
Net Assets at End of the
  Period (In millions)......   $  7.2     $  5.4   $  8.3      $  6.8       $  5.6   $  4.9
Ratio of Expenses to Average
  Net Assets (b)............    1.64%      1.68%    1.68%       1.66%        1.69%    1.74%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................    3.87%      4.35%    3.99%       4.06%        4.29%    4.37%
Portfolio Turnover..........      48%*       69%      92%         62%*         82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investments companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $724,286.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $1,991,890, which will expire on September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,098,230,445; the aggregate gross unrealized appreciation is $76,926,305 and the aggregate gross unrealized depreciation is $1,092,147, resulting in net unrealized appreciation on long- and short-term investments of $75,834,158.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $43,166 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .525%
Next $500 million...........................................       .500%
Next $500 million...........................................       .475%
Over $1.5 billion...........................................       .450%

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $12,000 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $113,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $243,500. Transfer agency

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $114,751 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $1,027,378,618, $45,588,120 and $7,687,376 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,747,219    $ 32,487,938
  Class B.................................................     450,846       8,535,658
  Class C.................................................     104,822       1,969,828
                                                            ----------    ------------
Total Sales...............................................   2,302,887    $ 42,993,424
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................   1,024,109    $ 19,298,723
  Class B.................................................      25,359         477,573
  Class C.................................................       4,369          82,331
                                                            ----------    ------------
Total Dividend Reinvestment...............................   1,053,837    $ 19,858,627
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,645,459)   $(68,072,005)
  Class B.................................................    (460,062)     (8,651,431)
  Class C.................................................     (28,085)       (528,904)
                                                            ----------    ------------
Total Repurchases.........................................  (4,133,606)   $(77,252,340)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $1,043,663,962, $45,226,320 and
$6,164,121 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,924,593    $ 122,658,515
  Class B...............................................      281,392        5,044,295
  Class C...............................................      131,015        2,339,481
                                                          -----------    -------------
Total Sales.............................................    7,337,000    $ 130,042,291
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,192,824    $  39,253,774
  Class B...............................................       62,202        1,112,560
  Class C...............................................       11,228          200,666
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,266,254    $  40,567,000
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,817,661)   $(264,704,104)
  Class B...............................................   (1,127,106)     (20,224,429)
  Class C...............................................     (306,099)      (5,474,287)
                                                          -----------    -------------
Total Repurchases.......................................  (16,250,866)   $(290,402,820)
                                                          ===========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 261,144 and 340,832 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $36,400 and CDSC on redeemed shares of approximately $27,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $551,068,840 and $530,127,240, respectively.

5. INDEXED SECURITIES

These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $296,800.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) Van Kampen Funds Inc., 2001. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                           TOP FIVE STATES       7
                          TOP FIVE SECTORS       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      34
             NOTES TO FINANCIAL STATEMENTS      40

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      47
     FUND OFFICERS AND IMPORTANT ADDRESSES      48

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.62%      2.25%      2.25%
-------------------------------------------------------------------------
Six-month total return(2)                -2.23%     -1.74%      1.25%
-------------------------------------------------------------------------
One-year total return(2)                 -0.45%     -0.28%      2.68%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.27%      3.23%      3.47%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.63%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.51%      4.38%(3)    3.86%
-------------------------------------------------------------------------
Commencement date                      06/28/85   04/30/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.34%      4.89%      4.89%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   8.34%      7.64%      7.64%
-------------------------------------------------------------------------
SEC Yield(6)                              5.89%      5.35%      5.35%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2001
- AAA/Aaa............  16.3%   [PIE CHART]
- AA/Aa..............   3.1%
- A/A................   7.1%
- BBB/Baa............   6.9%
- BB/Ba..............   3.2%
- B/B................   1.2%
- Non-Rated..........  62.2%
As of September 30, 2000
- AAA/Aaa............  14.9%   [PIE CHART]
- AA/Aa..............   0.6%
- A/A................   6.7%
- BBB/Baa............   9.4%
- BB/Ba..............   3.2%
- B/B................   1.1%
- Non-Rated..........  64.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/00                                                                            0.062
11/00                                                                            0.062
12/00                                                                            0.062
1/01                                                                             0.062
2/01                                                                             0.062
3/01                                                                             0.062

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES*

(as a percentage of long-term investments--March 31, 2001)

Texas                                                       11.4%
---------------------------------------------------------------------
Illinois                                                     9.2%
---------------------------------------------------------------------
Florida                                                      8.5%
---------------------------------------------------------------------
Pennsylvania                                                 8.5%
---------------------------------------------------------------------
New York                                                     7.6%
---------------------------------------------------------------------

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2001                   SEPTEMBER 30, 2000
                                                                       --------------                   ------------------
Other Care                                                                 22.90                              15.10
Industrial Revenue                                                         15.60                              17.70
Multi-Family Housing                                                       11.60                              13.50
Health Care                                                                 9.80                              13.50
Tax District                                                                8.10                               7.00

* Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TAX FREE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE OCTOBER 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economy slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent to 4.7 percent in November 2000. By December 2000, manufacturers were opening well below maximum output levels as capacity utilization sagged to just 79 percent. Fourth quarter's gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Responding to the solid performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than 1.7 billion, after the net drop of $10.5 billion in total municipal fund assets over the year 2000. Roughly 58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates. It was tough sledding in the fourth quarter of 2000, as we dealt with the market's wariness and saw the lower-grade portion of the market--and some of the fund's holdings in this segment--sell off rather sharply. The Fed's rate easing helped take some of the pressure off of the market, and the first quarter of 2001 was much improved.

    For the six months ended March 31, 2001, the fund achieved a total return of
2.62 percent (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). The fund's dividend held steady throughout the period, providing shareholders with an attractive monthly dividend of $.0620 per Class A share, which translates to a distribution rate of 5.34 percent based on the fund's maximum public offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 8.34 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.69 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIC DECISIONS DID YOU
    MAKE IN LIGHT OF THESE CONDITIONS?

A   It was clear that this fund needed
some structural changes to deal with the increasingly difficult markets that were developing as we entered the fourth quarter of 2000. The portfolio's "barbell" structure balanced zero coupon municipal bonds with lower-rated, higher-yielding securities, but left it more susceptible to changes in interest rates. The fund also owned some troubled credits from the steel industry and the land development sector.

    Our objective was to restructure the portfolio so that it had a shorter duration (a measure of its sensitivity to interest rate changes), a stronger income stream, and a higher credit quality profile. To help accomplish these goals, we sold the zero coupon bonds (which paid no current income) and other seasoned, low-coupon securities and replaced these holdings with higher-coupon bonds that would improve the fund's income flow. We also moved a portion of assets into high-quality bonds with intermediate maturities, a portion of the market that offered strong relative value. At the close of the period, the fund had approximately 33 percent of long-term investments in investment-grade securities (those rated BBB or higher)--including 16.3 percent of assets in AAA rated securities--and 62 percent in non-rated securities, with the remainder in lower-rated securities (those rated B or BB).

    We continued to invest in these higher-yielding, lower-rated credits, but on a very selective basis and in moderation. Securities rated B, for example, represented just slightly over 1 percent of the portfolio as of March 31, 2001.

    The biggest change in portfolio composition occurred with health care decreasing by 3.7 percent and other care increasing by 7.8 percent to become the fund's largest allocation (22.9 percent). Two other sectors representing more than 10 percent of the portfolio were industrial revenue (15.6 percent) and multi-family housing (11.6 percent).

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   While rate cuts by the Federal
Reserve may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely we'll see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand will help drive performance, and the portfolio is well positioned to benefit from the market's supply-and-demand dynamics. As investors adjust to an environment of lower interest rates, they will gradually begin to reach for higher yields. With a significant portion of its assets in higher-yielding municipal securities, the fund could benefit as these securities see improved demand from yield-oriented investors.

    While non-rated and lower-rated securities have lagged high-grade bonds during the market's recent rallies, a persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these sectors.

    At present, we are negotiating sales that would remove some troubled credits from the portfolio, and we will rely on our credit research capabilities as we continue looking for opportunities to enhance the fund's yield component and add relative value to the portfolio. Going forward, we believe that the changes we made in the portfolio's structure and credit profile should serve the fund well in the months ahead.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

ZERO-COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no coupon interest. It may be redeemed for full face value at maturity.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MUNICIPAL BONDS  97.9%
          ALABAMA  1.2%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).....................      5.750%    08/15/18   $  1,072,740
 2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).....................      5.375     08/15/23      2,039,800
 2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
          Insd).....................................      5.750     08/15/18      2,145,480
   240    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (a)...      6.950     01/01/20         12,012
 1,395    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................      5.600     11/01/16      1,172,860
 2,150    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................      5.650     11/01/22      1,741,414
 3,290    West Jefferson Cnty, AL Amusement & Pub
          Park Auth (b).............................      6.375     02/01/29      1,615,883
                                                                               ------------
                                                                                  9,800,189
                                                                               ------------
          ALASKA  0.2%
 2,000    Juneau, AK City & Borough Nonrecourse
          Rev.......................................      6.875     12/01/25      1,847,540
                                                                               ------------

          ARIZONA  3.2%
 6,169    Chandler, AZ Indl Dev Auth Rev Chandler
          Finl Cent Proj Ser 1986 (a)...............      9.875     12/01/16      3,917,407
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Schs Proj 1 Ser A.........................      6.625     07/01/20      1,024,170
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Cent Proj1 Ser A...........      7.125     06/01/10      1,017,680
 4,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev......................      6.625     07/01/33      3,703,240
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev...................................      7.750     04/01/15      2,625,006
 4,000    Maricopa Cnty, AZ Pollutn Ctl El Paso Elec
          Ser A Rfdg (Variable Rate Coupon).........      6.375     08/01/15      4,088,960
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Rfdg (FGIC Insd)..................     *          01/01/08      2,028,483
 1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg...........................      6.500     08/15/31      1,305,255

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ARIZONA (CONTINUED)
$2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev.......................................      6.625%    10/01/28   $  2,083,363
   520    Pima Cnty, AZ Indl Dev Auth Ser A.........      7.250     11/15/18        500,958
   500    Pima Cnty, AZ Indl Dev Auth Ser A.........      8.250     11/15/22        491,035
 1,900    Red Hawk Canyon Cmnty Facs Dist No 2 AZ
          Dist Assmt Rev............................      6.500     12/01/12      1,905,168
 1,000    Tucson, AZ Indl Dev Auth Rev Clarion Santa
          Rita Hotel Ser A Rfdg.....................      6.375     12/01/16        926,650
 2,160    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A........................      6.500     07/01/31      2,022,106
                                                                               ------------
                                                                                 27,639,481
                                                                               ------------
          ARKANSAS  0.2%
 2,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
          Med Cent..................................      7.250     02/01/20      2,037,260
                                                                               ------------

          CALIFORNIA  2.7%
 2,000    Abag Fin Auth for Nonprofit Corps CA Ctfs
          Partn.....................................      6.375     11/15/28      1,818,580
 5,000    Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (MBIA Insd).......................     *          09/01/17      2,160,950
 2,500    Corona, CA Ctfs Partn Vista Hosp Sys Inc
          Ser C (a).................................      8.375     07/01/11        925,000
 3,465    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          CA Cent for the Arts (AMBAC Insd).........     *          09/01/15      1,490,331
 6,000    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)........................     *          01/15/18      2,402,820
 2,705    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc.......................................      6.375     11/01/28      1,797,716
   965    Indio, CA Pub Fin Auth Rev Tax
          Increment.................................      6.500     08/15/27      1,004,102
 1,975    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F.....................................      7.100     09/01/20      2,110,880
 2,000    Los Angeles, CA Regl Arpts Impt Corp Lease
          Rev Rfdg..................................      6.350     11/01/25      2,005,500
 1,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A....................      7.375     09/01/27      1,484,385
 2,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A, 144A (c)...............      6.400     12/01/41      1,924,420
 1,000    San Luis Obispo, CA Ctfs Partn Vista Hosp
          Sys Inc Vista Hosp Sys Inc (a)............      8.375     07/01/29        370,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,500    Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg....................      6.000%    09/01/12   $  1,593,390
 1,965    Vallejo, CA Ctfs Partn Touro Univ.........      7.250     06/01/16      2,031,083
                                                                               ------------
                                                                                 23,119,157
                                                                               ------------
          COLORADO  2.7%
 2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A................................      6.375     08/15/24      1,615,640
 1,590    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................      6.850     01/01/15      1,560,680
 1,060    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................      7.050     01/01/19      1,040,920
 6,200    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................      9.000     01/01/25      6,722,288
 2,205    Denver, CO City & Cnty Arpt Rev Ser A.....      8.875     11/15/12      2,310,223
 2,500    Denver, CO City & Cnty Arpt Rev Ser D.....      7.750     11/15/13      3,082,150
 1,030    Eagle Riverview Affordable Hsg Corp CO
          Multi-Family Rev Ser A....................      6.300     07/01/29        970,487
    70    East River Regl Santn Dist CO Var Rfdg
          (Variable Rate Coupon)....................      8.250     12/01/08         71,050
   835    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A....................................      6.750     10/01/14        796,732
 2,115    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A....................................      7.000     10/01/18      1,917,776
 4,059    Skyland Metro Dist CO Gunnison Cnty Rfdg
          (Variable Rate Coupon)....................      8.250     12/01/08      2,902,256
                                                                               ------------
                                                                                 22,990,202
                                                                               ------------
          CONNECTICUT  0.6%
 1,500    Connecticut St Dev Auth Indl Afco Cargo
          Bldg LLC Proj.............................      8.000     04/01/30      1,537,785
 2,980    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A (Prerefunded @ 09/01/07)
          (c).......................................      6.400     09/01/11      3,433,437
                                                                               ------------
                                                                                  4,971,222
                                                                               ------------
          DELAWARE  0.2%
 2,200    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj................      6.250     06/01/28      2,022,790
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          DISTRICT OF COLUMBIA  0.4%
$1,000    District of Columbia Rev Methodist Home
          Issue.....................................      6.000%    01/01/29   $    815,900
    85    District of Columbia Ser A-1 (MBIA
          Insd).....................................      6.500     06/01/10         99,639
 2,000    District of Columbia Ser E (FSA Insd).....      6.000     06/01/11      2,133,600
                                                                               ------------
                                                                                  3,049,139
                                                                               ------------
          FLORIDA  8.4%
 4,370    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Cent.............................     10.250     07/01/11      4,425,499
 1,850    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Cent Ser A.......................     10.250     07/01/11      1,873,495
 2,500    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.......................................      6.650     05/01/07      2,514,675
 1,570    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.......................................      7.625     05/01/18      1,680,701
 3,775    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C................................      6.610     07/01/38      3,599,462
 5,500    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apts Ser G................................      6.600     07/01/38      5,291,220
 3,000    Florida Hsg Fin Corp Rev Hsg Westbrook
          Apts Ser U-1..............................      6.450     01/01/39      2,796,360
 4,980    Florida Hsg Fin Corp Rev Hsg Westchase
          Apts Ser B................................      6.610     07/01/38      4,826,716
 1,270    Heritage Harbor Cmnty Dev Dist FL Rev
          Rectl.....................................      7.750     05/01/19      1,267,422
 1,000    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A...............................      6.700     05/01/19      1,004,390
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apts Proj Ser A......................      7.375     07/01/40      1,526,130
   750    Hillsborough Cnty, FL Ind Dev Auth Indl
          Dev Rev Hlth Facs Proj Univ Cmnty Hosp Ser
          A.........................................      5.500     08/15/14        680,482
   935    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev.................................      7.875     05/01/17        994,111
 3,625    Leon Cnty, FL Edl Facs Auth Rev Southgate
          Residence Hall Ser A Rfdg.................      6.750     09/01/28      3,222,552
 1,500    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B.........................................      6.750     05/01/07      1,520,745
 1,500    Miromar Lakes Cmnty Dev Dist Ser B........      7.250     05/01/12      1,512,360
 1,000    Northern Palm Beach Cnty Dist FL Wtr Ctl &
          Impt Unit Dev 16 Rfdg.....................      7.500     08/01/24      1,038,450
 1,000    Orange Cnty, FL Hlth Fac Auth Rev
          Adventist Hlth Sys Enbelt Oblig...........      6.375     11/15/20      1,036,490

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,050    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg.............      8.625%    07/01/20   $  2,223,102
 2,250    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg.............      8.750     07/01/26      2,430,787
 1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys........................      5.875     11/15/11      1,626,253
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care....................      6.600     04/01/24      1,800,100
 2,395    Pinellas Cnty, FL Edl Fac Auth Rev College
          Harbor Proj Ser A.........................      8.250     12/01/21      2,400,652
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys...........................      6.700     07/01/25      5,057,760
 1,000    Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B...........................      6.450     05/01/10      1,011,220
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (a) (d).......................     10.000     12/15/11      5,140,800
   810    Tampa Palms, FL Open Space & Tran Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj.........      8.500     05/01/17        866,222
 2,000    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser
          B.........................................      6.750     05/01/10      2,021,460
 2,000    University Square Cmnty Dev Dist FL Cap
          Impt Rev..................................      6.750     05/01/20      2,026,100
 1,495    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B.....................................      6.350     05/01/05      1,494,686
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg (Prerefunded @ 11/01/06)...      7.625     11/01/26      2,396,700
                                                                               ------------
                                                                                 71,307,102
                                                                               ------------
          GEORGIA  4.1%
 2,000    Americus Sumter Cnty, GA Hosp Auth Rev
          South GA Methodist Ser A Rfdg.............      6.375     05/15/29      1,714,920
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser A................................      8.500     04/01/26     20,092,451
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser C (e)............................      2.400     04/01/26      2,781,823
 2,490    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A....      6.750     07/01/30      2,458,352
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj.........................      6.375     10/01/28      1,303,140

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          GEORGIA (CONTINUED)
$4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A...............      6.500%    02/01/28   $  3,823,960
 2,000    Fulton Cnty, GA Residential Care Sr Lien
          Rha Asstd Living Ser A....................      7.000     07/01/29      1,889,680
 1,000    Private Colleges & Univ Auth Ga Mercer Hsg
          Corp Proj Ser A...........................      6.000     06/01/21        995,850
                                                                               ------------
                                                                                 35,060,176
                                                                               ------------
          IDAHO  0.6%
 1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
          A Rfdg....................................      7.875     11/15/29        972,770
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc.................      8.250     11/01/02      4,107,403
                                                                               ------------
                                                                                  5,080,173
                                                                               ------------
          ILLINOIS  9.1%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).....................................     *          01/01/29        534,025
 1,675    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)..................      9.000     01/01/11      1,932,330
 1,000    Cary, IL Spl Tax Spl Svc Area No 1
          Cambridge Ser A...........................      7.625     03/01/30      1,039,720
 3,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (f)...........................    0/5.700     01/01/25      2,363,970
 2,080    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser B (Prerefunded @
          05/01/01).................................      8.950     05/01/18      2,151,448
 3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser B Rfdg..........      6.100     11/01/35      3,616,452
 2,000    Chicago, IL Pk Dist Hbr Facs Rev..........      5.875     01/01/17      2,129,620
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...      5.500     01/01/38      5,095,100
 3,050    Chicago, IL Rev Chatham Ridge Tax
          Increment.................................     10.250     01/01/07      3,118,228
   960    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B.............................      7.250     01/01/14      1,062,605
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A..........................      6.500     12/01/05      2,075,780
 3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)...............      6.500     12/01/06      3,171,780
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)...............      6.500     12/01/08      2,027,352
 1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj...............................      7.375     03/01/11      1,273,076

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj...............................      7.750%    03/01/27   $  1,228,454
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A.........................................      5.875     11/15/29      1,183,785
 2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg.......................      6.550     11/15/29      2,373,597
 1,960    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A..........................      8.500     12/01/15      2,159,489
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................      6.250     03/01/09        275,363
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................      6.500     03/01/29      2,524,418
 1,000    Huntley, IL Spl Svc Area No 7 Spl Tax.....      6.300     03/01/28        936,220
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj..............................      8.000     11/15/16      1,449,665
 1,500    Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj...........................      7.500     08/15/26      1,525,215
 1,000    Illinois Hlth Fac Auth Rev Cent Baptist
          Home Proj.................................      7.125     11/15/29        954,820
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg..........................      7.400     08/15/23      2,981,790
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05).................................      8.000     02/15/25      1,153,650
 2,000    Illinois Hlth Fac Auth Rev Proctor Cmnty
          Hosp Proj.................................      7.500     01/01/11      1,786,680
   700    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg...........................      5.500     08/15/19        648,459
 4,175    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg...........................      5.500     08/15/25      3,763,804
 2,375    Lake Cnty, IL Fst Presv Dist Ld
          Acquisition & Dev.........................      5.750     12/15/16      2,566,449
   675    Lake Cnty, IL Fst Presv Dist Ld
          Acquisition & Dev.........................      5.750     12/15/17        725,598
 2,950    Lake Cnty, IL Fst Presv Dist Ld
          Acquisition & Dev.........................      5.000     12/15/20      2,900,764
 5,000    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)...........      5.750     12/01/19      5,306,050
 1,250    Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj (g)............................      7.750     03/01/30      1,251,325
 1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area......................................      8.050     02/01/17      1,920,258
 2,095    Regional Tran Auth IL Ser B (AMBAC
          Insd).....................................      8.000     06/01/17      2,818,529
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a)............................      8.375     10/15/16        387,406

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a)............................      8.375%    10/15/16   $    151,594
 1,680    Saint Charles, IL Spl Svc Area No 21......      6.625     03/01/28      1,590,422
   990    Sterling, IL Rev Hoosier Care Proj Ser
          A.........................................      7.125     06/01/34        904,553
                                                                               ------------
                                                                                 77,059,843
                                                                               ------------
          INDIANA  2.4%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev.........................      7.000     02/01/12        825,140
 2,000    East Chicago, IN Exempt Fac Inland Steel
          Co Proj No 14.............................      6.700     11/01/12      1,464,420
 1,985    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................      7.125     06/01/34      1,813,675
   960    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................      6.300     12/01/23        792,922
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................      6.400     12/01/33      2,454,600
 4,000    Indiana St Dev Fin Auth Pollutn Ctl Rev
          Inland Steel Co Proj No 13 Rfdg...........      7.250     11/01/11      3,115,400
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac
          Federal Express Corp Proj.................      7.100     01/15/17      3,190,230
 5,850    Indianapolis, IN Arpt Auth Rev Spl Fac
          United Air Lines Proj Ser A...............      6.500     11/15/31      5,620,972
 1,000    South Bend, IN Econ Dev Rev Ser A.........      6.250     11/15/29        848,340
                                                                               ------------
                                                                                 20,125,699
                                                                               ------------
          IOWA  0.4%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove Ser A Rfdg..........................      5.875     07/01/28      1,068,795
 2,000    Estherville, IA Hosp Rev Avera Holy Family
          Proj......................................      6.250     07/01/26      2,031,260
                                                                               ------------
                                                                                  3,100,055
                                                                               ------------
          KANSAS  0.5%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................      8.000     07/01/16      1,040,110
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................      8.000     07/01/16      1,044,800
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A.................................      8.000     05/15/30      1,011,960
 1,500    Overland Park, KS Dev Corp Rev First Tier
          Overland Park Ser A.......................      7.375     01/01/32      1,566,675
                                                                               ------------
                                                                                  4,663,545
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          KENTUCKY  1.1%
$2,300    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)...............................      9.003%    10/01/08   $  2,538,625
   900    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/01/02) (MBIA Insd)......      9.003     10/01/08      1,008,000
 2,000    Kenton Cnty, KY Arpt Brd Rev Spl Fac Delta
          Airlines Project Ser B....................      7.250     02/01/22      2,072,420
 1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev
          Mesaba Aviation Inc Proj Ser A............      6.700     07/01/29        955,810
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Pkg & Plaza Ser A 1...................      8.500     01/01/27      2,940,450
                                                                               ------------
                                                                                  9,515,305
                                                                               ------------
          LOUISIANA  1.8%
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (b)......................      7.125     01/01/28      3,267,080
 2,000    Louisiana Loc Govt Envir Facs Hlthcare
          Saint James Place Ser A Rfdg..............      8.000     11/01/29      1,964,540
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare..................................      6.375     10/01/20        800,900
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare..................................      6.375     10/01/28        768,500
 4,875    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg..........................      5.250     01/01/05      4,796,220
 3,746    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement.........      5.750     10/30/18      3,578,082
                                                                               ------------
                                                                                 15,175,322
                                                                               ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Edl Facs Auth Rev Ser
          B (FSA Insd)..............................      7.000     07/01/24         28,092
                                                                               ------------

          MARYLAND  1.4%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A................................      7.250     11/01/29        922,380
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A.........................................      7.875     05/15/21      1,456,425
   985    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................      6.250     07/01/07        956,435
 1,260    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................      6.500     07/01/24      1,149,763
 1,050    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Foundation Salisbury Ser
          A.........................................      6.000     06/01/30      1,015,549

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MARYLAND (CONTINUED)
$3,000    Montgomery Cnty, MD Econ Dev Editorial
          Projs In Edl Ser A........................      6.400%    09/01/28   $  2,672,970
 3,000    Prince Georges Cnty, MD Spl Oblig Spl
          Assmt Woodview Ser A......................      8.000     07/01/26      3,309,510
                                                                               ------------
                                                                                 11,483,032
                                                                               ------------
          MASSACHUSETTS  4.4%
 1,000    Massachusetts St Dev Fin Agy Rev Briarwood
          Ser B.....................................      8.000     12/01/22        963,090
 1,000    Massachusetts St Dev Fin Agy Rev Grtr Lynn
          Mental Hlth...............................      7.750     06/01/18      1,003,860
 3,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Edl Cent Inc..............................      6.375     07/01/29      3,015,300
 3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A........................      7.100     07/01/32      2,809,500
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp
          Human Svcs Providers Ser A................      8.000     07/01/20      1,000,580
 3,910    Massachusetts St Dev Fin Agy Rev New
          England Center For Children...............      6.000     11/01/19      3,300,861
 5,000    Massachusetts St Grant Antic Nts Ser A....      5.750     06/15/15      5,456,000
 3,000    Massachusetts St Hlth & Edl Facs Auth Rev
          (MBIA Insd)...............................      5.000     07/01/13      3,046,140
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)............      6.650     07/01/19      2,028,617
   575    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...........................      8.000     12/01/06        600,081
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...........................      8.375     12/01/13      1,183,182
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...........................      8.500     12/01/20        738,760
   750    Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................      6.500     10/01/15        673,087
 2,000    Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................      6.750     10/01/28      1,746,420
 2,965    Massachusetts St Indl Fin Agy Rev Grtr
          Lynn Mental Hlth..........................      6.375     06/01/18      2,648,101
 1,170    Massachusetts St Indl Fin Agy Rev Grtr
          Lynn Mental Hlth, 144A (c)................      6.200     06/01/08      1,105,591
 5,800    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting........................      9.250     06/01/10      5,819,430
                                                                               ------------
                                                                                 37,138,600
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MICHIGAN  1.9%
$5,000    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Projs A Rfdg
          (MBIA Insd)...............................      4.750%    07/01/25   $  4,642,750
   995    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C.....................................      6.850     05/01/21        998,035
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd).........................      7.364     07/01/23      3,227,875
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg........      7.500     07/01/13      2,405,607
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg........      7.750     07/01/19      3,452,158
 8,774    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (a).........      8.000     12/01/27      1,754,817
                                                                               ------------
                                                                                 16,481,242
                                                                               ------------
          MINNESOTA  1.3%
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A.................      6.000     10/01/28        822,430
 2,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.................      6.000     10/01/33      1,628,360
 2,000    Carlton, MN Hlth & Hsg Facs Intermediate
          Faith Social Svcs Inc Proj................      7.500     04/01/19      1,949,060
 2,500    Dakota Cnty, MN Hsg & Redev...............      6.250     05/01/29      2,340,350
 2,000    Glencoe, MN Hlthcare Facs Rev (g).........      7.500     04/01/31      1,977,380
 1,000    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg............      9.250     02/01/22      1,032,120
 1,500    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg..........      7.375     08/01/29      1,489,035
                                                                               ------------
                                                                                 11,238,735
                                                                               ------------
          MISSOURI  2.0%
 1,000    Fenton, MO Tax Increment Rev..............      7.000     10/01/21      1,008,240
   535    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.250     04/01/07        552,008
 3,095    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.625     04/01/17      3,230,840
   669    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.625     04/01/18        695,867
   875    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg......      8.250     12/01/15        911,356
 1,525    Jefferson Cnty, MO Jr College Jefferson
          College...................................      7.250     07/01/31      1,502,521
   990    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apts Proj...........................      6.250     04/01/30        907,474

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MISSOURI (CONTINUED)
$1,000    Saint Louis, MO Indl Dev Auth Rev Sr Lien
          St Louis Convention Ser A.................      7.200%    12/15/28   $  1,050,760
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Facs
          Rev.......................................      6.500     12/01/28      4,430,100
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)....      6.000     06/01/15      1,147,320
 2,000    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj..........................      6.150     12/01/33      1,710,600
                                                                               ------------
                                                                                 17,147,086
                                                                               ------------
          NEBRASKA  0.2%
 1,300    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA
          Collateralized)...........................     10.024     09/19/23      1,365,000
                                                                               ------------

          NEVADA  0.3%
 2,500    Clark Cnty, NV Indl Dev Rev Adj NV Pwr Co
          Proj Ser C Rfdg...........................      5.500     10/01/30      2,161,975
                                                                               ------------

          NEW HAMPSHIRE  1.1%
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............      7.350     01/01/18      2,005,980
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............      7.450     01/01/25      2,005,960
 3,225    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Vly Regl Hosp.........................      7.350     04/01/23      3,227,096
 1,000    New Hampshire Hlth & Ed Facs NH College
          Issue.....................................      7.500     01/01/31      1,044,550
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A.............      6.875     10/01/19        937,060
                                                                               ------------
                                                                                  9,220,646
                                                                               ------------
          NEW JERSEY  2.5%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig...........................      8.400     04/01/24      2,128,627
 2,000    New Jersey Econ Dev Auth Assisted Living
          Rev.......................................      6.750     08/01/30      1,768,340
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................      8.125     11/15/18      1,000,690
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................      8.125     11/15/23      1,433,002
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................      8.500     11/01/16      1,054,290
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................      8.625     11/01/25      1,587,075

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$1,000    New Jersey Econ Dev Auth Rev Kapkowsi Rd
          Landfill Ser A............................      6.375%    04/01/18   $  1,011,930
 1,765    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A................................      6.125     06/01/18      1,599,143
 2,000    New Jersey Econ Dev Auth Rev Sr Living
          Facs Esplandade...........................      7.000     06/01/39      1,795,700
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @
          05/15/06).................................      8.750     05/15/26      3,740,490
   500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A Rfdg......................      6.000     05/15/28        385,355
 1,000    New Jersey Econ Dev Auth Ser A............      8.000     11/15/15      1,002,850
 1,550    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Cent Issue Rfdg...........      7.250     07/01/14      1,467,261
 1,250    New Jersey St Edl Fac Auth Rev Felician
          College of Lodi Ser D.....................      7.375     11/01/22      1,278,550
                                                                               ------------
                                                                                 21,253,303
                                                                               ------------
          NEW MEXICO  1.0%
 5,280    Albuquerque, NM Retirement Facs Rev LA
          Vida Llena Proj Ser B Rfdg................      6.600     12/15/28      4,582,987
 2,135    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B1..................      6.600     10/15/28      2,041,252
 2,000    Farmington, NM Pollutn Ctl Rev El Paso
          Elec Ser A Rfdg...........................      6.150     11/01/13      2,001,280
                                                                               ------------
                                                                                  8,625,519
                                                                               ------------
          NEW YORK  7.5%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A..........................      6.875     06/01/39        922,710
 2,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.......      6.375     12/01/37      2,239,800
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A..................      6.250     03/01/28        731,120
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj......................................      8.000     11/15/15      2,428,615
 2,510    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secured Ser A.............................      5.750     11/15/13      2,757,913
 1,965    New York City.............................      6.600     08/01/09      2,069,125
   460    New York City (Prerefunded @ 08/01/02)....      6.600     08/01/09        487,310
10,330    New York City Adj Subser A-1..............      5.750     08/01/12     10,921,083
 3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).....      6.250     11/15/06      3,297,300

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).....      6.375%    11/15/07   $  1,663,305
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).....      6.500     11/15/09      2,226,160
 3,000    New York City Indl Dev Agy Field Hotel
          Assoc LP JFK Rfdg.........................      6.000     11/01/28      2,615,790
 2,250    New York City Indl Dev Agy LaGuardia Assoc
          Lp Proj Rfdg..............................      5.800     11/01/13      2,043,000
 5,000    New York City Ser A.......................      7.000     08/01/07      5,777,300
 5,000    New York City Ser A.......................      6.000     05/15/30      5,430,300
 3,000    New York City Ser D Rfdg..................      8.000     02/01/05      3,449,640
 1,785    New York City Ser K.......................      5.625     08/01/13      1,924,516
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)........................      8.904     04/01/20      2,896,875
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A............      6.875     06/01/39      1,796,280
 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A.............................      8.000     10/01/20      1,456,213
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev.................      7.250     11/01/28      1,004,380
 1,500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A...........      6.375     12/01/17      1,398,120
 1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A (g).....................      7.375     03/01/31        986,150
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A..........................      7.375     07/01/30      1,000,510
 2,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
          Cmnty Dev Pptys Yonkers Inc Ser A.........      6.625     02/01/26      2,014,840
                                                                               ------------
                                                                                 63,538,355
                                                                               ------------
          NORTH CAROLINA  0.7%
 5,510    Charlotte, NC Spl Facs Rev Charlotte
          Douglas Intl Rfdg.........................      5.600     07/01/27      4,156,248
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes....................      7.000     10/01/17      1,952,320
                                                                               ------------
                                                                                  6,108,568
                                                                               ------------
          NORTH DAKOTA  0.2%
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................      6.250     12/01/34        724,000
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................      6.375     12/01/34        728,030
                                                                               ------------
                                                                                  1,452,030
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          OHIO  1.3%
$1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp................................      5.375%    11/15/24   $  1,232,100
 2,250    Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Rfdg............................      5.700     12/01/19      1,996,740
 1,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Park Lane Apts Proj Ser A (a).............      8.250     07/01/28        974,985
 2,760    Dayton, Ohio Spl Facs Rev Afco Cargo Day
          LLC Proj..................................      6.300     04/01/22      2,461,727
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg...........................      6.500     08/15/20      1,546,080
 2,970    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg.......................      6.400     08/01/28      2,558,685
 3,700    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a)...........................      8.250     10/01/14        547,600
 1,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a)...........................      9.000     06/01/21        148,000
                                                                               ------------
                                                                                 11,465,917
                                                                               ------------
          OKLAHOMA  1.7%
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.000     08/01/10        739,830
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.400     08/01/17        724,118
 1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.625     08/01/20        975,220
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg...........................      7.000     04/01/25        926,990
 1,065    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg...................      5.750     08/15/12        735,233
 3,800    Oklahoma St Inds Auth Rev OK Med Resh
          Fndtn Proj (AMBAC Insd)...................      5.250     02/01/21      3,774,274
 3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC
          Insd).....................................      6.250     11/01/22      3,610,555
 3,000    Tulsa, OK Muni Arpt Trust Rev American
          Airls Proj Rfdg...........................      6.250     06/01/20      3,010,620
                                                                               ------------
                                                                                 14,496,840
                                                                               ------------
          OREGON  1.0%
 2,000    Clackamas Cnty, OR Hosp Fac Auth Rev
          Willamette View Inc Proj Ser A............      7.500     11/01/29      2,061,660
 1,245    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg.......................................      6.000     08/01/14      1,109,332

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          OREGON (CONTINUED)
$2,145    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg.......................................      6.875%    08/01/28   $  1,881,787
 4,000    Oregon St Hlth Hsg Edl & Cultural Facs
          Auth......................................      7.250     06/01/28      3,861,680
                                                                               ------------
                                                                                  8,914,459
                                                                               ------------
          PENNSYLVANIA  8.3%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/15      2,004,260
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/22      2,000,320
 1,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/30        997,990
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev.......................................      6.625     09/01/24      1,838,940
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg (h)..................................      7.750     05/01/20      6,465,240
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06).................................      7.700     05/15/22      1,187,640
 1,900    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler.....................      6.200     05/01/19      1,659,156
 2,500    Cliff House Ctf Trust Var Sts Ctfs Partn
          Ser A.....................................      6.625     06/01/27      2,279,600
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg......      6.500     11/01/28      1,686,220
 5,000    Dauphin Cnty, PA Genl Auth Rev Hotel &
          Conf Cent Hyatt Regency...................      6.200     01/01/29      4,445,950
 3,000    Dauphin Cnty, PA Genl Auth Rev Office &
          Pkg Riverfront Office.....................      6.000     01/01/25      2,821,110
 1,500    Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj Rfdg......................      7.000     06/01/21      1,500,435
 1,000    Grove City, PA Area Hosp Auth Hlth Fac Rev
          Grove Manor Proj..........................      6.625     08/15/29        953,930
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)...............................      7.970     06/18/15      3,784,375
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
          Saint Anne's Home.........................      6.625     04/01/28        942,120
 2,000    Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group Rfdg................      6.000     11/01/23      1,702,500
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................      6.100     06/01/18        856,490
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................      6.300     06/01/28        831,610
 2,500    Mifflin Cnty, PA Hosp Auth Rev (Asset Gty
          Insd).....................................      6.200     07/01/30      2,603,775
 2,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Rev.......................................      6.750     07/01/29      1,772,760

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$  500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.000%    12/01/10   $    489,315
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.250     12/01/15      2,495,175
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.400     12/01/20      6,011,580
   970    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy........................      7.750     09/01/24        993,038
 1,485    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev.......................................      7.125     10/01/29      1,442,767
 3,000    Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D............      7.050     12/01/10      3,096,870
 5,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd).....................................      9.682     09/01/26      5,850,000
 1,000    Pennsylvania St Higher Edl Student Assn
          Inc Proj Ser A............................      6.750     09/01/32        994,370
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml
          Dev Rfdg..................................      7.750     12/01/17      2,266,595
 1,500    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................      7.250     01/15/17      1,400,505
 2,000    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................      7.350     01/15/22      1,841,560
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare
          Facs Redstone Ser B.......................      8.000     11/15/23      1,512,195
                                                                               ------------
                                                                                 70,728,391
                                                                               ------------
          RHODE ISLAND  0.4%
 1,860    Providence, RI Redev Agy Ctfs Partn Ser
          A.........................................      8.000     09/01/24      1,908,899
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place..........................      7.250     07/01/20      1,713,091
                                                                               ------------
                                                                                  3,621,990
                                                                               ------------
          SOUTH CAROLINA  1.3%
   115    Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd).....................................      7.000     06/01/19        127,541
 2,385    Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)......      7.000     06/01/19      2,674,014
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Variable Rate Coupon).........      8.250     06/15/04        988,440
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj......................      7.750     10/01/24      1,946,360

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          SOUTH CAROLINA (CONTINUED)
$1,250    South Carolina Jobs Econ Impt Palmetto
          Hlth Alliance Ser A.......................      7.125%    12/15/15   $  1,260,175
 4,000    South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev..........................      6.750     05/01/28      3,897,880
                                                                               ------------
                                                                                 10,894,410
                                                                               ------------
          SOUTH DAKOTA  0.3%
   755    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................      5.500     12/15/08        721,810
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................      6.000     12/15/18      1,642,991
                                                                               ------------
                                                                                  2,364,801
                                                                               ------------
          TENNESSEE  2.7%
   985    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg......................      7.000     12/15/12        954,268
 4,930    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg......................      7.000     12/15/12      4,776,184
 3,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Rfdg (MBIA Insd)..........................      7.750     07/01/29      3,726,540
 2,995    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Edl Rev Ser A6 (FSA Insd)....      7.350     01/01/30      3,233,073
 5,940    Sullivan Cnty, TN Hlth Edl & Hsg Facs Brd
          Rev.......................................      8.410     11/01/19      6,463,908
 3,095    Trenton, TN Hlth & Edl Facs Brd Rev Inc
          Proj Ser A................................     10.000     11/01/19      3,359,220
 1,160    Trenton, TN Hlth & Edl Facs Brd Rev Inc
          Proj Ser B (a)............................     10.000     11/01/20        150,823
                                                                               ------------
                                                                                 22,664,016
                                                                               ------------
          TEXAS  11.2%
 1,000    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev LLC Proj Ser A.............      6.250     10/01/08        960,280
 3,000    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev LLC Proj Ser A.............      6.500     10/01/23      2,744,400
 2,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd) (h).................................      9.413     01/03/22      2,167,500
 1,000    Atlanta, TX Hosp Auth Fac Rev.............      6.700     08/01/19        917,130
 2,035    Atlanta, TX Hosp Auth Fac Rev.............      6.750     08/01/29      1,815,281
 1,000    Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A....................      6.750     04/01/27        953,400
 1,985    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev..............................      7.600     12/01/17      1,843,053

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TEXAS (CONTINUED)
$1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd)...      6.000%    11/15/12   $  1,126,350
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd)...      6.000     11/15/13      2,671,583
 1,165    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................     *          08/01/01        809,675
   335    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................     *          08/01/02        232,825
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................     *          08/01/11        538,375
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).......................................      8.750     08/01/11        577,375
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).......................................      8.750     08/01/12      1,989,150
 2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg......      5.750     10/01/17      3,184,464
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Variable Rate
          Coupon)...................................      8.920     04/01/04      2,504,025
 6,400    Houston, TX Arpt Sys Rev Spl Facs
          Continental Airls.........................      6.125     07/15/17      5,939,008
 5,000    Houston, TX Arpt Sys Rev Spl Facs
          Continental Airls Ser C...................      5.700     07/15/29      4,233,000
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd).................      7.377     05/15/14     10,617,372
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd).................      7.377     05/15/15      4,430,250
 1,500    Lubbock, TX Hlth Facs Dev Corp Rev First
          Mtg Carillon Proj A.......................      6.500     07/01/19      1,336,275
 2,500    Matagorda Cnty, TX Navigation Dist No 1
          Houston Lighting Pwr Co Rfdg (AMBAC
          Insd).....................................      5.125     11/01/28      2,411,225
 3,345    Meadow Parc Dev Inc TX Multi-Family Rev
          Hsg Meadow Parc Apts Proj.................      6.500     12/01/30      3,152,529
 2,500    Metro Hlth Facs Dev Corp TX Wilson N Jones
          Mem Hosp Proj (g).........................      7.250     01/01/31      2,504,775
 2,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev..............................      7.875     11/15/26      1,972,700
 7,800    Port Corpus Christi, TX Indl Valero Conv
          Ser C Rfdg................................      5.400     04/01/18      7,250,490
   250    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Cent Partn.................      8.250     12/01/19        255,715
 2,208    Texas Gen Svcs Comm Partn Interests.......      7.250     08/01/11      2,247,667
 8,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (Inverse Fltg) (GNMA
          Collateralized)...........................      6.900     07/02/24      8,746,640
 2,985    Texas St Higher Edl Coordinating Brd
          College Student Ln (f)....................    0/7.850     10/01/25      3,183,503

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TEXAS (CONTINUED)
$2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd)...................      6.750%    01/01/15   $  2,254,520
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd)...................      6.600     01/01/23      2,244,080
 5,000    West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics..................................      8.200     03/15/21      5,152,750
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj......................................      7.500     12/01/29      2,530,700
                                                                               ------------
                                                                                 95,498,065
                                                                               ------------
          UTAH  0.4%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      7.800     09/01/15        861,440
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      8.000     09/01/20        992,056
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      7.800     09/01/25        831,610
 2,500    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (a)..............      7.550     07/01/27         70,750
   825    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)...........................      6.100     07/01/13        883,996
                                                                               ------------
                                                                                  3,639,852
                                                                               ------------
          VERMONT  0.4%
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Bennington College Proj...................      6.625     10/01/29      1,004,180
 1,015    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Hlthcare Fac Copley Manor Proj............      6.250     04/01/29        859,076
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............      6.000     12/15/09        957,560
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............      6.125     12/15/14        879,460
                                                                               ------------
                                                                                  3,700,276
                                                                               ------------
          VIRGINIA  1.0%
 5,000    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Cent Apts Ser A Rfdg......................      6.375     04/01/34      4,715,650
 1,000    Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A..........................      7.000     04/01/14        745,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          VIRGINIA (CONTINUED)
$1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A..........................      7.450%    01/01/09   $  1,463,265
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj....................      7.250     11/01/24      1,696,039
                                                                               ------------
                                                                                  8,619,954
                                                                               ------------
          WASHINGTON  1.9%
 6,580    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................      5.500     07/01/17      6,885,970
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Valley Hosp....................      7.250     12/01/15        988,320
 3,500    Seattle, WA Muni Lt & Pwr Rev.............      5.625     12/01/18      3,639,965
 3,500    Spokane Cnty, WA Indl Dev Corp Solid Waste
          Disp Rev..................................      7.600     03/01/27      2,663,010
 2,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj................................      6.000     04/01/28      1,801,100
                                                                               ------------
                                                                                 15,978,365
                                                                               ------------
          WISCONSIN  1.3%
   800    Baldwin, WI Hosp Rev Mtg Ser A............      6.125     12/01/18        699,528
 2,590    Baldwin, WI Hosp Rev Mtg Ser A............      6.375     12/01/28      2,276,222
 2,070    Wisconsin St Hlth & Edl Fac Auth Rev Eau
          Claire Manor (a)..........................      9.625     06/01/13      1,247,486
 1,115    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.750     10/01/18        943,803
 2,485    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.750     10/01/28      1,988,944
   360    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.900     10/01/28        297,277
 1,000    Wisconsin St Hlth & Edl Fac Oakwood Vlg
          Proj Ser A................................      7.625     08/15/30        979,690
 3,000    Wisconsin St Hlth & Edl Milwaukee Catholic
          Home Inc Proj.............................      7.500     07/01/26      3,033,030
                                                                               ------------
                                                                                 11,465,980
                                                                               ------------
          PUERTO RICO  0.1%
   973    Centro de Recaudaciones de Ingresos Muni
          Ctfs Partn PR.............................      6.850     10/17/03        992,606
                                                                               ------------

          VIRGIN ISLANDS  0.3%
 2,500    Northern Mariana Islands Ser A............      7.375     06/01/30      2,513,650
                                                                               ------------

TOTAL MUNICIPAL BONDS  97.9%................................................    833,365,955
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TAXABLE NOTE  0.2%
$1,720    Divine Family Trust (d)...................      6.000%    10/29/04   $  1,702,800
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $876,868,957).......................................................    835,068,755

SHORT-TERM INVESTMENTS  1.0%
  (Cost $8,350,000).........................................................      8,350,000
                                                                               ------------

TOTAL INVESTMENTS  99.1%
  (Cost $885,218,957).......................................................    843,418,755
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.................................      7,883,686
                                                                               ------------

NET ASSETS  100.0%..........................................................   $851,302,441
                                                                               ============

 * Zero coupon bond

(a) Non-Income producing security.

(b) Interest is accruing at less than the stated coupon.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Interest only strip.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(g) Securities purchased on a when-issued or delayed delivery basis.

(h) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Asset Gty--Asset Guaranty Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $885,218,957).......................  $  843,418,755
Cash........................................................         108,858
Receivables:
  Interest..................................................      18,202,170
  Investments Sold..........................................         781,000
  Fund Shares Sold..........................................         695,394
Other.......................................................         140,394
                                                              --------------
    Total Assets............................................     863,346,571
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       7,493,594
  Income Distributions......................................       1,698,296
  Fund Shares Repurchased...................................       1,474,634
  Distributor and Affiliates................................         567,680
  Investment Advisory Fee...................................         347,239
Accrued Expenses............................................         297,331
Trustees' Deferred Compensation and Retirement Plans........         165,356
                                                              --------------
    Total Liabilities.......................................      12,044,130
                                                              --------------
NET ASSETS..................................................  $  851,302,441
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,028,041,376
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (7,398,899)
Net Unrealized Depreciation.................................     (41,800,202)
Accumulated Net Realized Loss...............................    (127,539,834)
                                                              --------------
NET ASSETS..................................................  $  851,302,441
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $614,353,006 and 46,334,653 shares of
    beneficial interest issued and outstanding).............  $        13.26
    Maximum sales charge (4.75%* of offering price).........             .66
                                                              --------------
    Maximum offering price to public........................  $        13.92
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $190,184,840 and 14,350,142 shares of
    beneficial interest issued and outstanding).............  $        13.25
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $46,764,595 and 3,528,603 shares of
    beneficial interest issued and outstanding).............  $        13.25
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 29,827,194
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,063,994
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $780,203, $1,036,566 and $236,645,
  respectively).............................................     2,053,414
Shareholder Services........................................       294,251
Legal.......................................................        80,916
Custody.....................................................        35,139
Other.......................................................       272,548
                                                              ------------
    Total Expenses..........................................     4,800,262
    Less Credits Earned on Cash Balances....................        18,930
                                                              ------------
    Net Expenses............................................     4,781,332
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 25,045,862
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(13,102,129)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (52,231,269)
  End of the Period.........................................   (41,800,202)
                                                              ------------
Net Unrealized Appreciation During the Period...............    10,431,067
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (2,671,062)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 22,374,800
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001, and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $  25,045,862        $   54,741,735
Net Realized Loss................................    (13,102,129)          (10,432,409)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     10,431,067           (38,266,929)
                                                   -------------        --------------
Change in Net Assets from Operations.............     22,374,800             6,042,397
                                                   -------------        --------------
Distributions from Net Investment Income:
  Class A Shares.................................    (17,277,176)          (38,524,208)
  Class B Shares.................................     (5,010,533)          (12,570,099)
  Class C Shares.................................     (1,166,151)           (2,792,809)
                                                   -------------        --------------
Total Distributions..............................    (23,453,860)          (53,887,116)
                                                   -------------        --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (1,079,060)          (47,844,719)
                                                   -------------        --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     55,517,934           109,779,988
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     12,550,581            28,158,832
Cost of Shares Repurchased.......................   (107,689,713)         (287,349,348)
                                                   -------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (39,621,198)         (149,410,528)
                                                   -------------        --------------
TOTAL DECREASE IN NET ASSETS.....................    (40,700,258)         (197,255,247)
NET ASSETS:
Beginning of the Period..........................    892,002,699         1,089,257,946
                                                   -------------        --------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $7,398,899 and $8,990,901,
  respectively)..................................  $ 851,302,441        $  892,002,699
                                                   =============        ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                 ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                 MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                  2001       2000     1999        1998         1997     1996
                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $13.27     $13.91   $15.08      $14.85       $14.47   $14.98
                                 ------     ------   ------      ------       ------   ------
  Net Investment Income.......      .39        .77      .81         .64          .90      .96
  Net Realized and Unrealized
    Gain/Loss.................     (.03)      (.63)   (1.17)        .22          .38     (.51)
                                 ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..................      .36        .14     (.36)        .86         1.28      .45
Less Distributions from and in
  Excess of Net Investment
  Income......................      .37        .78      .81         .63          .90      .96
                                 ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $13.26     $13.27   $13.91      $15.08       $14.85   $14.47
                                 ======     ======   ======      ======       ======   ======

Total Return (a)..............    2.62%*     1.27%   -2.51%       6.00%*       9.05%    3.21%
Net Assets at End of the
  Period (In millions)........   $614.4     $621.5   $745.2      $771.4       $706.3   $671.9
Ratio of Expenses to Average
  Net Assets (b)..............     .89%       .91%     .96%        .92%         .94%     .99%
Ratio of Net Investment Income
  to Average Net Assets (b)...    6.04%      5.91%    5.46%       5.66%        6.09%    6.60%
Portfolio Turnover............      14%*       37%      77%         66%*         63%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                 ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS B SHARES                 MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                  2001       2000     1999        1998         1997     1996
                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $13.27     $13.90   $15.07      $14.84       $14.47   $14.98
                                 ------     ------   ------      ------       ------   ------
  Net Investment Income.......      .35        .69      .69         .55          .77      .84
  Net Realized and Unrealized
    Gain/Loss.................     (.05)      (.64)   (1.16)        .23          .39     (.50)
                                 ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..................      .30        .05     (.47)        .78         1.16      .34
Less Distributions from and in
  Excess of Net Investment
  Income......................      .32        .68      .70         .55          .79      .85
                                 ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $13.25     $13.27   $13.90      $15.07       $14.84   $14.47
                                 ======     ======   ======      ======       ======   ======

Total Return (a)..............    2.25%*      .48%   -3.25%       5.35%*       8.23%    2.40%
Net Assets at End of the
  Period (In millions)........   $190.2     $221.4   $282.5      $279.6       $229.6   $173.8
Ratio of Expenses to Average
  Net Assets (b)..............    1.66%      1.67%    1.73%       1.68%        1.71%    1.75%
Ratio of Net Investment Income
  to Average Net Assets (b)...    5.27%      5.15%    4.70%       4.90%        5.30%    5.84%
Portfolio Turnover............      14%*       37%      77%         66%*         63%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                 ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS C SHARES                 MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                  2001       2000     1999        1998         1997     1996
                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $13.27     $13.90   $15.07      $14.84       $14.47   $14.99
                                 ------     ------   ------      ------       ------   ------
  Net Investment Income.......      .35        .69      .69         .55          .78      .85
  Net Realized and Unrealized
    Gain/Loss.................     (.05)      (.64)   (1.16)        .23          .38     (.52)
                                 ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..................      .30        .05     (.47)        .78         1.16      .33
Less Distributions from and in
  Excess of Net Investment
  Income......................      .32        .68      .70         .55          .79      .85
                                 ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $13.25     $13.27   $13.90      $15.07       $14.84   $14.47
                                 ======     ======   ======      ======       ======   ======

Total Return (a)..............    2.25%*      .48%   -3.25%       5.35%*       8.23%    2.33%
Net Assets at End of the
  Period (In millions)........   $ 46.8     $ 49.1   $ 61.5      $ 63.2       $ 38.6   $ 18.8
Ratio of Expenses to Average
  Net Assets (b)..............    1.64%      1.67%    1.73%       1.68%        1.71%    1.75%
Ratio of Net Investment Income
  to Average Net Assets (b)...    5.29%      5.15%    4.69%       4.90%        5.24%    5.84%
Portfolio Turnover............      14%*       37%      77%         66%*         63%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will reduce accumulated distributions in excess of net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $463,842.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $101,816,639 which expires between September 30, 2002 and September 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes and the deferral of losses related to wash sale transactions.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $887,104,436, the aggregate gross unrealized appreciation is $27,851,102 and the aggregate gross unrealized depreciation is $71,536,783, resulting in net unrealized depreciation on long- and short-term investments of $43,685,681.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $18,930 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $12,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $35,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $193,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $107,501 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $753,030,363, $221,083,647 and $53,927,366 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   3,146,488    $  41,522,814
  Class B................................................     731,203        9,647,684
  Class C................................................     330,064        4,347,436
                                                           ----------    -------------
Total Sales..............................................   4,207,755    $  55,517,934
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     737,571    $   9,728,763
  Class B................................................     162,239        2,138,946
  Class C................................................      51,806          682,872
                                                           ----------    -------------
Total Dividend Reinvestment..............................     951,616    $  12,550,581
                                                           ==========    =============
Repurchases:
  Class A................................................  (4,384,823)   $ (57,830,161)
  Class B................................................  (3,228,172)     (42,552,633)
  Class C................................................    (554,586)      (7,306,919)
                                                           ----------    -------------
Total Repurchases........................................  (8,167,581)   $(107,689,713)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $759,608,947, $251,849,650 and
$56,203,977 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    5,738,237    $  77,297,640
  Class B...............................................    1,708,319       23,070,944
  Class C...............................................      696,187        9,411,404
                                                          -----------    -------------
Total Sales.............................................    8,142,743    $ 109,779,988
                                                          -----------    -------------
Dividend Reinvestment:
  Class A...............................................    1,581,326    $  21,157,427
  Class B...............................................      405,084        5,426,298
  Class C...............................................      120,681        1,575,107
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,107,091    $  28,158,832
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,062,902)   $(189,643,694)
  Class B...............................................   (5,747,388)     (77,082,705)
  Class C...............................................   (1,539,604)     (20,622,949)
                                                          -----------    -------------
Total Repurchases.......................................  (21,349,894)   $(287,349,348)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 1,134,488 and 703,436 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

CDSC for Class B and C Shares will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT
                                                                  DEFERRED
                                                                SALES CHARGE
                                                               AS A PERCENTAGE
                                                              OF DOLLAR AMOUNT
                                                              SUBJECT TO CHARGE
                                                              -----------------
YEAR OF REDEMPTION                                            CLASS B   CLASS C
First.......................................................   4.00%     1.00%
Second......................................................   3.75%      None
Third.......................................................   3.50%      None
Fourth......................................................   2.50%      None
Fifth.......................................................   1.50%      None
Sixth.......................................................   1.00%      None
Seventh and Thereafter......................................    None      None

    For the six months ended March 31, 2001, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $45,700 and CDSC on redeemed shares of approximately $245,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $117,932,753 and $145,262,749, respectively.

5. INDEXED SECURITIES

These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $851,110.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH, III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISOR

VAN KAMPEN INVESTMENT ADVISORY CORP
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                         TOP FIVE HOLDINGS       7
                          TOP FIVE SECTORS       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    6.33%      5.90%      5.96%
-------------------------------------------------------------------------
Six-month total return(2)                 2.89%      2.90%      4.96%
-------------------------------------------------------------------------
One-year total return(2)                  7.41%      7.21%      9.21%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.58%      5.52%      5.52%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.64%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.33%      5.05%(3)    4.55%
-------------------------------------------------------------------------
Commencement date                      12/31/85   04/30/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.10%      3.55%      3.55%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.07%      6.12%      6.12%
-------------------------------------------------------------------------
SEC Yield(6)                              4.41%      3.78%      3.78%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

    Income may subject certain individuals to the federal alternative minimum tax (AMT).

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2001
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               Dividends
10/00                                                                              0.065
11/00                                                                              0.065
12/00                                                                              0.065
1/01                                                                               0.065
2/01                                                                               0.065
3/01                                                                               0.065

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS*

(as a percentage of long-term investments--March 31, 2001)

California State Refunding                                   3.8%
---------------------------------------------------------------------
California Educational Facilities Authority Revenue
University Of The Pacific                                    3.8%
---------------------------------------------------------------------
San Mateo County, CA Joint Powers Finance Authority Lease
Revenue Capital Projects Refunding                           2.9%
---------------------------------------------------------------------
San Jose, CA Finance Authority Revenue Convention Project    2.9%
---------------------------------------------------------------------
Corona, CA Redevelopment Agency Tax Allocation
Redevelopment Project Area A Refunding                       2.8%
---------------------------------------------------------------------

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                        March 31, 2001                   September 30, 2000
Public Education                                                                 21.70                                18.90
Tax District                                                                     19.80                                22.30
General Purpose                                                                  12.10                                10.80
Water & Sewer                                                                    11.90                                10.30
Public Building                                                                  11.90                                13.80

*
Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN CALIFORNIA INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. The fourth quarter gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization, as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Responding to the stronger performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than $1.7 billion, a clear vote of confidence after the net drop of $10.5 billion in total muni fund assets over the year 2000.

    Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates. Compared to the year-ago period, issuance of insured California municipal bonds in the first quarter was up 53 percent to $7.3 billion. The high quality of the portfolio helped it weather the tough markets of the past six months, and enabled it to participate more fully in the improved markets during the first quarter of 2001. The Fed's rate easing helped create a more favorable environment within the fixed income market.

    For the period as a whole, the fund achieved a total return of 6.33 percent through the six months ended March 31, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding the maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower). The fund's dividend was unchanged during the period, so the fund continued to provide shareholders with an attractive level of tax-exempt income. Its monthly dividend of $0.0650 per Class A share, which translates into a distribution rate of 4.10 percent based on the fund's maximum offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 7.07 percent on a taxable investment (for an investor in the 42 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the fund.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index, produced a total return of 6.69 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds, and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIC DECISIONS
    DID YOU MAKE IN LIGHT OF THESE CONDITIONS?

A   Even though the supply of new
insured California municipal bonds was
up, in-state demand was extremely strong. As a result, we turned more frequently to the secondary market for new investment opportunities in the past six months. We found a good supply of reasonably priced bonds available, enabling us to put the fund's assets to work under favorable circumstances.

    Taking advantage of what the market presented to us, we diversified the portfolio along the yield curve, particularly in the 15-year to 20-year maturities, as we sought to capture the attractive relative value of securities with intermediate maturities.

    The fund's concentration in high-quality insured securities benefited the fund during market rallies, as investor demand for low-risk investments during times of market volatility helped this sector outperform the lower-rated segment of the market.

    The portfolio's overall composition by sector was generally stable over the reporting period. The largest shift in assets was an increase in the fund's largest sector holding, public education bonds, a position that was increased to
21.7 percent of total long-term investments, up from 18.9 percent at the start of the period. This reflected our preference for bonds that were backed by essential services, such as utilities, transportation, and education. In addition, we opted to reduce our exposure in the health care sector to 2.9 percent, down 0.40 percent, moving instead into more attractive sectors of the market with greater liquidity.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   While rate cuts by the Fed may
have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand for insured securities will help drive performance, especially if the stock market continues to stumble, and the portfolio may be well positioned to benefit from the market's supply-and-demand dynamics.

    New bond issuance in the insured sector is likely to pick up, giving us a broader range of investment opportunities. We expect to reduce our holdings of zero coupon bonds and increase our allocation to higher coupon bonds, seeking to improve the portfolio's income stream. We plan to continue to monitor the intermediate-maturity sector for strong relative values.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS  97.3%
$1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
          Ser A (FSA Insd)............................   *      09/01/20   $    703,010
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd).................. 9.720%   12/28/18      2,547,500
 3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Ser A2 (FSA Insd).................. 6.400    12/15/14      3,340,980
 7,000    California Edl Fac Auth Rev Univ Of The
          Pacific (MBIA Insd)......................... 5.875    11/01/20      7,648,340
 2,000    California Hlth Fac Fin Auth Rev Adventist
          Hlth Ser A Rfdg (MBIA Insd)................. 6.500    03/01/14      2,045,160
 2,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)................. 5.550    08/15/25      2,029,300
 1,050    California Spl Dist Assn Fin Corp Ctfs Partn
          Spl Dists Fin Pgm Ser DD (FSA Insd)......... 5.625    01/01/27      1,098,867
 1,000    California St (FSA Insd).................... 4.250    10/01/06      1,031,930
 1,250    California St (FGIC Insd)................... 6.250    09/01/12      1,481,137
 2,450    California St (FGIC Insd)................... 5.000    10/01/14      2,529,625
 2,000    California St (FGIC Insd)................... 4.500    12/01/21      1,846,460
 7,750    California St Rfdg (FGIC Insd).............. 5.000    02/01/23      7,693,502
 4,125    California St Public Wks Brd Lease Rev CA St
          Univ Ser A Rfdg (AMBAC Insd)................ 5.500    10/01/14      4,406,407
 1,000    California St Public Wks Brd Lease Rev
          Various Cmnty College Proj B Rfdg (AMBAC
          Insd)....................................... 5.625    03/01/16      1,063,120
 1,000    California Statewide Cmntys Dev Auth Ctfs
          Partn San Diego St Univ Fndtn Rfdg (AMBAC
          Insd)....................................... 5.250    03/01/22      1,017,780
 1,095    Cambell, CA Uni Sch Dist Rfdg (FGIC Insd)...   *      08/01/18        452,355
 2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
          Impt Proj Ser A Rfdg (MBIA Insd)............ 7.000    08/01/12      2,483,400
 3,000    Castaic Lake Wtr Agy Ca Rev Ctfs Partn Ser A
          (MBIA Insd)................................. 5.250    08/01/23      3,063,210
 2,195    Castaic Lake Wtr Agy CA Rev Ctfs Partn Wtr
          Sys Impt Proj (AMBAC Insd)..................   *      08/01/30        457,833
 2,335    Chaffey, CA Union High Sch Dist Ser B (FGIC
          Insd)....................................... 5.500    08/01/16      2,515,145

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
$1,205    Channel Islands Beach CA Cmnty Svcs Dist
          Ctfs Partn CA Spl Dist Fin Proj BB (FSA
          Insd)....................................... 5.700%   09/01/21   $  1,282,771
 1,105    Chino, CA Ctfs Partn Redev Agy
          (MBIA Insd)................................. 6.200    09/01/18      1,165,808
 2,350    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd)........................ 6.250    03/01/09      2,584,436
 1,500    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd)........................ 6.000    03/01/14      1,639,275
 2,010    Clayton, CA Redev Agy Tax Alloc Rev (AMBAC
          Insd)....................................... 5.000    08/01/24      1,992,091
 1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev
          Ser A Rfdg (FGIC Insd)...................... 5.750    10/01/14      1,609,722
 5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
          Area A Ser A Rfdg (FGIC Insd)............... 6.250    09/01/13      5,674,476
 2,000    Fairfield Suison, CA Swr Dist Swr Rev Ser A
          Rfdg (MBIA Insd)............................ 6.250    05/01/16      2,044,560
 1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd)....................................... 6.000    10/01/12      1,053,760
 1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd)....................................... 6.000    10/01/19      1,464,414
 1,480    Fontana, CA Redev Agy Tax Allocation
          Downtown Redev Proj Rfdg (MBIA Insd)........ 5.000    09/01/21      1,480,488
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd).................   *      01/15/17        427,410
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd).................   *      01/15/18        800,940
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/17        677,450
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/18        719,807
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/19        768,467
   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/20        818,122
20,000    Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd).................................   *      11/15/21      5,175,200
 1,750    Hacienda, La Puente, CA Uni Sch Dist Ser A
          (MBIA Insd)................................. 5.500    08/01/20      1,852,428
   805    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/22        262,865
 1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
          Ctr Proj (FSA Insd)......................... 5.875    04/01/27      1,340,413

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
$1,950    Imperial Irr Dist CA Ctfs Partn Wtr Sys Proj
          (AMBAC Insd)................................ 5.000%   07/01/19   $  1,961,525
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged
          Redev Proj Ser A Rfdg (AMBAC Insd).......... 5.250    05/01/23      2,089,580
 1,000    Lancaster, CA Redev Agy Lease Rev Pub Cap
          Impt Proj Rfdg (AMBAC Insd)................. 5.000    12/01/28        985,920
 1,000    Long Beach, CA Bond Fin Auth Lease Rev
          Rainbow Harbor Refing Proj A (AMBAC Insd)... 5.250    05/01/24      1,019,970
 2,740    Los Angeles Cnty, CA Ctfs Partn Antelope Vly
          Courthouse Ser A (AMBAC Insd)............... 5.750    11/01/16      2,998,601
 4,335    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj Rfdg (AMBAC Insd)...................... 4.750    03/01/23      4,122,238
 3,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop A First Tier Sr Ser C Rfdg (AMBAC
          Insd)....................................... 5.000    07/01/23      2,977,860
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
          Insd)....................................... 5.000    07/01/14      1,041,890
 1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
          Insd)....................................... 5.000    07/01/15      1,275,446
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
          Insd)....................................... 5.000    07/01/16      1,026,160
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Prop C Second Tier Sr Ser A Rfdg (AMBAC
          Insd)....................................... 5.000    07/01/23        992,620
   820    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd)....... 4.375    11/01/05        820,582
   935    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd)....... 4.500    11/01/08        935,458
 2,020    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/18        826,059
 1,265    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/24        363,574
 1,320    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/25        357,944
 2,460    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/28        563,438
   469    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd)..................... 7.375    12/15/06        480,148

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
$4,500    Los Angeles, CA Cmnty College Ser A Rfdg
          (FSA Insd).................................. 6.000%   08/15/20   $  4,698,405
 2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd)................. 6.100    07/01/25      2,452,519
 2,000    Los Angeles, CA Muni Impt Corp Lease Rev
          Cent Lib Proj Ser B Rfdg (MBIA Insd)........ 5.375    06/01/15      2,062,280
 1,000    Los Angeles, CA Ser A (FGIC Insd)........... 5.000    09/01/16      1,024,500
 2,000    Los Angeles, CA Uni Sch Dist Ser A
          (FGIC Insd)................................. 5.000    07/01/21      2,000,580
 1,000    Los Angeles, CA Uni Sch Dist Ser B
          (FGIC Insd)................................. 5.375    07/01/15      1,059,210
 2,625    Los Angeles, CA Uni Sch Dist Ser D
          (FGIC Insd)................................. 5.500    07/01/13      2,862,143
 3,100    Los Angeles, CA Uni Sch Dist Ser D
          (FGIC Insd)................................. 5.625    07/01/15      3,367,437
 3,250    Los Angeles, CA Wstwtr Sys Rev Ser A (FGIC
          Insd)....................................... 5.000    06/01/28      3,199,918
 1,000    Mount Pleasant, CA Elem Sch Dist 1998
          Election Ser C (FSA Insd)................... 5.500    03/01/26      1,049,800
   500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
          Sub Lien Ser E (MBIA Insd).................. 6.000    07/01/22        501,510
 1,000    Murrieta, CA Ctfs Partn Police Fac Proj (FSA
          Insd)....................................... 4.600    03/01/16        983,330
 2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd)... 5.250    09/01/16      2,094,500
 1,250    North City West, CA Sch Fac Fin Auth Spl Tax
          Ser B Rfdg (FSA Insd)....................... 5.750    09/01/15      1,347,450
 5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
          (MBIA Insd)................................. 5.800    07/01/16      5,404,300
 3,000    Palm Desert, CA Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd).................. 8.765    04/01/22      3,292,020
 1,000    Perris, CA Sch Dist Ctfs Partn Rfdg
          (FSA Insd).................................. 6.100    03/01/16      1,074,670
 1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
          Rfdg (MBIA Insd)............................ 6.000    04/01/19      1,563,279
 1,430    Rancho, CA Wtr Dist Fin Auth Rev Ser A Rfdg
          (FSA Insd) (a).............................. 5.000    08/01/05      1,516,429
 1,760    Rancho, CA Wtr Dist Fin Auth Rev Ser A Rfdg
          (FSA Insd) (a).............................. 5.500    08/01/09      1,950,080
   965    Rancho, CA Wtr Dist Fin Auth Rev Ser A Rfdg
          (FSA Insd) (a).............................. 5.500    08/01/11      1,076,544
 1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
          883 Ser A Rfdg (AMBAC Insd)................. 6.000    09/01/17      1,838,357

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
$1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
          Fltg) (MBIA Insd)........................... 9.075%   07/01/22   $  1,272,500
 1,000    Redding, CA Jt Pwrs Fin Auth Ser A (AMBAC
          Insd) (b)................................... 5.500    06/01/11      1,078,100
 2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
          (FSA Insd).................................. 5.625    09/01/18      2,110,180
 1,000    Riverside Cnty, CA Ctfs Partn Historic
          Courthouse Proj (MBIA Insd)................. 5.875    11/01/27      1,076,260
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/31        346,700
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/33        310,863
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/35        278,185
 1,000    Roseville, CA Fin Auth Loc Agy Rev Northeast
          Cmnty Fac Dist Bd Ser A Rfdg (FSA Insd)..... 5.000    09/01/21      1,000,330
 1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd)... 5.500    09/01/20      1,387,198
 1,000    Sacramento Cnty, CA Ctfs Part Pub Fac Proj
          Rfdg (AMBAC Insd)........................... 4.750    10/01/27        939,080
 2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd) (b)............. 7.200    07/01/16      2,585,975
 1,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (MBIA Insd)...................... 6.400    09/01/18      1,059,180
 2,000    San Diego, CA Pub Fac Fin Auth Swr Rev Ser A
          (AMBAC Insd)................................ 5.000    05/15/29      1,968,720
 5,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
          (FGIC Insd).................................   *      07/01/19      1,957,250
 5,750    San Jose, CA Fin Auth Rev Convention Proj
          Ser C (FSA Insd)............................ 6.375    09/01/13      5,932,045
 2,000    San Jose, CA Redev Tax Alloc Merged Area
          Redev Proj (AMBAC Insd) (b)................. 4.750    08/01/23      1,895,700
 1,000    San Leandro, CA Ctfs Partn Lib & Fire
          Stations Fing (AMBAC Insd).................. 5.750    11/01/29      1,075,070
 1,260    San Luis, CA Wtr Dists Rev Ctfs Partn Cap
          Impt Proj Rfdg (AMBAC Insd)................. 5.500    11/01/16      1,332,286
 5,080    San Marcos, CA Redev Agy Tax Alloc (FSA
          Insd)....................................... 5.375    08/01/25      5,250,586
 6,250    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease
          Rev Cap Proj Ser A Rfdg (FSA Insd).......... 4.750    07/15/23      5,949,813
 1,500    San Rafael, CA Redev Agy Tax Alloc (AMBAC
          Insd)....................................... 5.000    12/01/22      1,496,940

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
$1,660    Santa Clara Cnty, CA Fin Auth Multiple Fac
          Proj Ser B (AMBAC Insd)..................... 5.500%   05/15/07   $  1,819,958
 2,000    Sweetwater, CA Uni Sch Dist Ctfs Partn (FSA
          Insd)....................................... 5.000    09/01/25      1,979,060
   570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
          Rfdg (FSA Insd)............................. 6.000    09/01/18        627,906
 1,890    Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd)................................. 6.750    01/01/12      1,900,395
 1,620    Westlands, CA Wtr Dist Rev Ctfs Partn Ser A
          (AMBAC Insd)................................ 5.000    03/01/29      1,590,030
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $190,180,487)...................................................    203,768,548
SHORT-TERM INVESTMENTS  3.9%
  (Cost $8,150,000).....................................................      8,150,000
                                                                           ------------

TOTAL INVESTMENTS  101.2%
  (Cost $198,330,487)...................................................    211,918,548
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.2%)...........................     (2,482,806)
                                                                           ------------

NET ASSETS  100.0%......................................................   $209,435,742
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $198,330,487).......................    $211,918,548
Cash........................................................          54,013
Receivables:
  Interest..................................................       2,325,923
  Fund Shares Sold..........................................         702,183
Other.......................................................         110,205
                                                                ------------
    Total Assets............................................     215,110,872
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,352,217
  Fund Shares Repurchased...................................         661,095
  Income Distributions......................................         248,168
  Distributor and Affiliates................................         119,030
  Investment Advisory Fee...................................          83,814
Trustees' Deferred Compensation and Retirement Plans........         146,910
Accrued Expenses............................................          63,896
                                                                ------------
    Total Liabilities.......................................       5,675,130
                                                                ------------
NET ASSETS..................................................    $209,435,742
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $197,550,919
Net Unrealized Appreciation.................................      13,588,061
Accumulated Undistributed Net Investment Income.............          83,200
Accumulated Net Realized Loss...............................      (1,786,438)
                                                                ------------
NET ASSETS..................................................    $209,435,742
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $161,054,884 and 8,756,616 shares of
    beneficial interest issued and outstanding).............    $      18.39
    Maximum sales charge (3.25%* of offering price).........             .62
                                                                ------------
    Maximum offering price to public........................    $      19.01
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,653,515 and 2,209,293 shares of
    beneficial interest issued and outstanding).............    $      18.40
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,727,343 and 420,071 shares of
    beneficial interest issued and outstanding).............    $      18.40
                                                                ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 5,473,124
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        482,185
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $194,340, $197,446 and $34,567,
  respectively).............................................        426,353
Shareholder Services........................................         55,358
Legal.......................................................         15,042
Custody.....................................................          8,776
Other.......................................................         37,449
                                                                -----------
    Total Expenses..........................................      1,025,163
    Less Credits Earned on Cash Balances....................          4,890
                                                                -----------
    Net Expenses............................................      1,020,273
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,452,851
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,497,624
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      7,194,923
  End of the Period.........................................     13,588,061
                                                                -----------
Net Unrealized Appreciation During the Period...............      6,393,138
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 7,890,762
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $12,343,613
                                                                ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001 and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  4,452,851         $  9,095,238
Net Realized Gain/Loss...........................      1,497,624           (1,646,944)
Net Unrealized Appreciation During the Period....      6,393,138            5,870,850
                                                    ------------         ------------
Change in Net Assets from Operations.............     12,343,613           13,319,144
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (3,375,971)          (7,071,334)
  Class B Shares.................................       (711,664)          (1,651,422)
  Class C Shares.................................       (126,351)            (259,864)
                                                    ------------         ------------
Total Distributions..............................     (4,213,986)          (8,982,620)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      8,129,627            4,336,524
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     20,280,034           46,650,493
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      2,565,029            5,357,180
Cost of Shares Repurchased.......................    (18,939,797)         (73,656,938)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      3,905,266          (21,649,265)
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     12,034,893          (17,312,741)
NET ASSETS:
Beginning of the Period..........................    197,400,849          214,713,590
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $83,200
  and ($155,665), respectively)..................   $209,435,742         $197,400,849
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                          NINE
                                   MONTHS       YEAR ENDED       MONTHS       YEAR ENDED
                                    ENDED      SEPTEMBER 30,      ENDED      DECEMBER 31,
CLASS A SHARES                    MARCH 31,   ---------------   SEPT. 30,   ---------------
                                    2001       2000     1999      1998       1997     1996
                                  ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $17.67     $17.28   $18.77    $18.29     $17.61   $17.74
                                   ------     ------   ------    ------     ------   ------
  Net Investment Income..........     .41        .82      .83       .64        .88      .86
  Net Realized and Unrealized
    Gain/Loss....................     .70        .38    (1.45)      .50        .65     (.15)
                                   ------     ------   ------    ------     ------   ------
Total from Investment
  Operations.....................    1.11       1.20     (.62)     1.14       1.53      .71
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .39        .81      .87       .66        .85      .84
                                   ------     ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $18.39     $17.67   $17.28    $18.77     $18.29   $17.61
                                   ======     ======   ======    ======     ======   ======

Total Return* (a)................   6.33%**    7.20%   -3.44%     6.38%**    8.93%    4.20%
Net Assets at End of the Period
  (In millions)..................  $161.1     $152.5   $162.0    $151.0     $140.7   $142.5
Ratio of Expenses to Average Net
  Assets* (b)....................    .84%       .98%     .92%      .88%       .96%    1.02%
Ratio of Net Investment Income to
  Average Net Assets*............   4.55%      4.79%    4.52%     4.66%      4.96%    4.94%
Portfolio Turnover...............     16%**      52%      44%       21%**      46%      35%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).....................     N/A        N/A      N/A       N/A        N/A    1.03%
Ratio of Net Investment Income to
  Average Net Assets.............     N/A        N/A      N/A       N/A        N/A    4.94%

 ** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                          NINE
                                   MONTHS       YEAR ENDED       MONTHS       YEAR ENDED
                                    ENDED      SEPTEMBER 30,      ENDED      DECEMBER 31,
CLASS B SHARES                    MARCH 31,   ---------------   SEPT. 30,   ---------------
                                    2001       2000     1999      1998       1997     1996
                                  ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $17.69     $17.26   $18.76    $18.29     $17.60   $17.74
                                   ------     ------   ------    ------     ------   ------
  Net Investment Income..........     .35        .68      .68       .53        .74      .72
  Net Realized and Unrealized
    Gain/Loss....................     .69        .43    (1.45)      .50        .67     (.15)
                                   ------     ------   ------    ------     ------   ------
Total from Investment
  Operations.....................    1.04       1.11     (.77)     1.03       1.41      .57
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .33        .68      .73       .56        .72      .71
                                   ------     ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $18.40     $17.69   $17.26    $18.76     $18.29   $17.60
                                   ======     ======   ======    ======     ======   ======

Total Return* (a)................   5.90%**    6.63%   -4.20%     5.76%**    8.19%    3.35%
Net Assets at End of the Period
  (In millions)..................  $ 40.7     $ 38.3   $ 45.3    $ 40.1     $ 31.0   $ 28.6
Ratio of Expenses to Average Net
  Assets* (b)....................   1.59%      1.74%    1.68%     1.64%      1.72%    1.79%
Ratio of Net Investment Income to
  Average Net Assets*............   3.80%      4.03%    3.76%     3.89%      4.18%    4.17%
Portfolio Turnover...............     16%**      52%      44%       21%**      46%      35%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).....................     N/A        N/A      N/A       N/A        N/A    1.79%
Ratio of Net Investment Income to
  Average Net Assets.............     N/A        N/A      N/A       N/A        N/A    4.16%

 ** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC charge of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A = Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                          NINE
                                   MONTHS       YEAR ENDED       MONTHS       YEAR ENDED
                                    ENDED      SEPTEMBER 30,      ENDED      DECEMBER 31,
CLASS C SHARES                    MARCH 31,   ---------------   SEPT. 30,   ---------------
                                    2001       2000     1999      1998       1997     1996
                                  ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $17.68     $17.26   $18.75    $18.29     $17.60   $17.74
                                   ------     ------   ------    ------     ------   ------
  Net Investment Income..........     .35        .68      .69       .53        .74      .72
  Net Realized and Unrealized
    Gain/Loss....................     .70        .42    (1.45)      .49        .67     (.15)
                                   ------     ------   ------    ------     ------   ------
Total from Investment
  Operations.....................    1.05       1.10     (.76)     1.02       1.41      .57
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .33        .68      .73       .56        .72      .71
                                   ------     ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $18.40     $17.68   $17.26    $18.75     $18.29   $17.60
                                   ======     ======   ======    ======     ======   ======

Total Return* (a)................   5.96%**    6.57%   -4.15%     5.70%**    8.19%    3.35%
Net Assets at End of the Period
  (In millions)..................  $  7.7     $  6.6   $  7.4    $  4.8     $  3.8   $  2.2
Ratio of Expenses to Average Net
  Assets*........................   1.59%      1.74%    1.69%     1.63%      1.71%    1.79%
Ratio of Net Investment Income to
  Average Net Assets* (b)........   3.80%      4.03%    3.75%     3.87%      4.15%    4.16%
Portfolio Turnover...............     16%**      52%      44%       21%**      46%      35%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).....................     N/A        N/A      N/A       N/A        N/A    1.80%
Ratio of Net Investment Income to
  Average Net Assets.............     N/A        N/A      N/A       N/A        N/A    4.16%

 ** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are stated at value using market quotations or indications of value obtained from an independent pricing service. Investment in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $96,889.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $2,777,401 which expires between September 30, 2002 and September 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $198,330,487; the aggregate gross unrealized appreciation is $13,632,305 and the aggregate gross unrealized depreciation is $44,244, resulting in net unrealized appreciation on long- and short-term investments of $13,588,061.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $4,890 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $100 million..........................................    0.500%
Next $150 million...........................................    0.450%
Next $250 million...........................................    0.425%
Over $500 million...........................................    0.400%

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $4,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services Agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $30,000 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $38,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $90,937 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $149,297,025, $40,198,329 and $8,055,565 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     758,435    $ 13,786,121
  Class B.................................................     268,524       4,894,161
  Class C.................................................      87,332       1,599,752
                                                            ----------    ------------
Total Sales...............................................   1,114,291    $ 20,280,034
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     111,976    $  2,036,437
  Class B.................................................      25,569         465,177
  Class C.................................................       3,484          63,415
                                                            ----------    ------------
Total Dividend Reinvestment...............................     141,029    $  2,565,029
                                                            ==========    ============
Repurchases:
  Class A.................................................    (745,054)   $(13,609,209)
  Class B.................................................    (248,797)     (4,519,268)
  Class C.................................................     (44,015)       (811,320)
                                                            ----------    ------------
Total Repurchases.........................................  (1,037,866)   $(18,939,797)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $147,083,676, $39,358,259 and
$7,203,718 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,095,832    $ 35,682,723
  Class B.................................................     493,919       8,429,915
  Class C.................................................     146,104       2,537,855
                                                            ----------    ------------
Total Sales...............................................   2,735,855    $ 46,650,493
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     240,626    $  4,121,605
  Class B.................................................      63,203       1,081,388
  Class C.................................................       9,022         154,187
                                                            ----------    ------------
Total Dividend Reinvestment...............................     312,851    $  5,357,180
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,080,034)   $(52,627,822)
  Class B.................................................  (1,018,649)    (17,373,389)
  Class C.................................................    (212,943)     (3,655,727)
                                                            ----------    ------------
Total Repurchases.........................................  (4,311,626)   $(73,656,938)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 37,007 and 416,653 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

The CDSC will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                             CONTINGENT DEFERRED
                                                                 SALES CHARGE
                                                               AS A PERCENTAGE
                                                               OF DOLLAR AMOUNT
                                                              SUBJECT TO CHARGE
                                                          --------------------------
YEAR OF REDEMPTION                                        CLASS B            CLASS C
First...................................................   3.00%              1.00%
Second..................................................   2.50%               None
Third...................................................   2.00%               None
Fourth..................................................   1.00%               None
Fifth and Thereafter....................................    None               None

    For the six months ended March 31, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $32,000 and CDSC on redeemed shares of approximately $47,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,101,507 and $30,652,574, respectively.

5. INDEXED SECURITIES

These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security. All of the Funds portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $206,000.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                           TOP FIVE STATES       7
                          TOP FIVE SECTORS       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      31
             NOTES TO FINANCIAL STATEMENTS      37

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      44
     FUND OFFICERS AND IMPORTANT ADDRESSES      45

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    5.55%      5.09%      5.09%
-------------------------------------------------------------------------
Six-month total return(2)                 0.54%      1.09%      4.09%
-------------------------------------------------------------------------
One-year total return(2)                  3.04%      3.21%      6.30%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.79%      3.76%      3.99%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.82%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.92%      4.65%(3)    3.64%
-------------------------------------------------------------------------
Commencement date                      08/01/90   08/24/92   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.82%      4.33%      4.33%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.53%      6.77%      6.77%
-------------------------------------------------------------------------
SEC Yield(6)                              4.43%      3.88%      3.89%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2001
- AAA/Aaa............  59.1%
- AA/Aa..............   7.6%
- A/A................   6.4%
- BBB/Baa............   7.1%
- BB/Ba..............   0.5%
- B/B................   0.1%
- Non-Rated..........  19.2%

                                     [PIE CHART]
As of September 30, 2000
- AAA/Aaa............  53.8%
- AA/Aa..............   5.6%
- A/A................   9.2%
- BBB/Baa............   8.6%
- BB/Ba..............   1.1%
- B/B................   0.1%
- Non-Rated..........  21.6%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               Dividends
10/00                                                                             0.0635
11/00                                                                             0.0635
12/00                                                                             0.0610
1/01                                                                              0.0610
2/01                                                                              0.0610
3/01                                                                              0.0610

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES*

(as a percentage of long-term investments--March 31, 2001)

Illinois                                                    12.6%
---------------------------------------------------------------------
New York                                                    11.4%
---------------------------------------------------------------------
Texas                                                        8.2%
---------------------------------------------------------------------
California                                                   6.7%
---------------------------------------------------------------------
New Jersey                                                   6.6%
---------------------------------------------------------------------

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                        March 31, 2001                    September 30,2000
Health Care                                                                      16.70                                16.90
General Purpose                                                                  14.90                                11.20
Transportation                                                                    8.70                                 9.20
Public Education                                                                  8.20                                 8.50
Public Building                                                                   7.80                                 7.50

* Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN MUNICIPAL
INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE JANUARY 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. Fourth quarter's gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization, as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Responding to the solid performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than 1.7 billion, after the net drop of $10.5 billion in total municipal fund assets over the year 2000. Roughly 58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    It was tough sledding in the fourth quarter of 2000, as we dealt with the market's wariness and saw the lower-grade portion of the market--and some of the fund's holdings in this segment--sell off rather sharply. The Fed's rate easing helped take some of the pressure off of the market, and the first quarter of 2001 was much improved.

    For the six months ended March 31, 2001, the fund achieved a total return of
5.55 percent (Class A shares at net asset value; including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). The fund's dividend was reduced slightly during the period, a direct reflection of our emphasis on improving the credit quality of the portfolio (in general, the higher the credit rating of a security, the lower its yield). Still, the fund continued to provide shareholders with a monthly dividend of $0.061 per Class A share, which translates to a distribution rate of 4.82 percent based on the fund's maximum public offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 7.53 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.69 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIC DECISIONS
    DID YOU MAKE IN LIGHT OF THESE CONDITIONS?

A   In response to the uncertainty
surrounding the economy and the cautious tone of the fixed income market, we felt it was prudent to increase the overall credit quality of the portfolio. Over the six-month reporting period, the fund's allocation to securities rated AAA was increased by 5.3 percent, to 59.1 percent, and its allocation to AA rated securities rose by 2.0 percent, to 7.6 percent. As of March 31, 2001, about 73 percent of the portfolio's assets were in securities rated A or better. These gains came primarily at the expense of B rated and non-rated issues, which were decreased by 2.1 percent and 2.4 percent, respectively.

    We also sought to capture attractive relative values by moving a portion of fund assets out of the long-end of the maturity spectrum and investing in securities with intermediate maturities. In doing so, we focused primarily on adding higher-grade securities to the portfolio.

    This bias toward higher-quality securities benefited the fund during the market's rally, though it reduced the fund's earning power to a certain extent. We continued to invest selectively in certain lower-rated, higher-yielding securities to supplement the fund's income stream. Because of the slowing economy, we were wary of the corporate-backed issues that were available; instead, we focused on more attractive sectors of the market, such as health care. We felt the improving fundamentals of many hospitals created some excellent values, especially considering the yields that were available within this sector.

    At the close of the period, the fund's largest commitment was in the health-care sector, representing 16.7 percent of long-term investments. The fund's second largest allocation was General Purpose bonds, with 14.9 percent of long-term investments, up 3.7 percent from the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   While rate cuts by the Fed may
have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand will help drive performance, and the portfolio is well positioned to benefit from the market's supply-and-demand dynamics. As investors adjust to an environment of lower interest rates, they will gradually begin to reach for higher yields. With a significant portion of its assets still in higher-yielding municipal securities, the fund could benefit as these securities see improved demand from yield-oriented investors.

    We plan to maintain the fund's current emphasis on quality for the time being, while looking for opportunities to enhance its yield component and add relative value to the portfolio. While non-rated and lower-rated securities have lagged high-grade bonds during the market's recent rallies, a persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these sectors.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  98.5%
           ALABAMA  1.0%
$ 2,115    Alabama St Brd Ed Rev Ref Shelton St Cmnty
           College (AMBAC Insd)........................      5.500%   10/01/11   $  2,321,234
  1,230    Alabama St Brd Ed Rev Ref Shelton St Cmnty
           College (AMBAC Insd)........................      5.375    10/01/12      1,327,305
  2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
           Ser A (AMBAC Insd) (a)......................      6.750    08/15/17      3,212,716
    240    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
           Mobile Energy Svcs Co Proj Rfdg (b).........      6.950    01/01/20         12,012
  2,000    West Jefferson Cnty, AL Amusement & Pub Park
           Auth........................................      6.375    02/01/29        982,300
                                                                                 ------------
                                                                                    7,855,567
                                                                                 ------------
           ALASKA  0.3%
     10    Alaska Energy Auth Pwr Rev Bradley Lake Proj
           Ser 1 (BIGI Insd)...........................      6.250    07/01/21         10,011
  1,650    Juneau, AK City & Borough Nonrecourse Rev...      6.875    12/01/25      1,524,220
  1,000    Valdez, AK Marine Term Rev Sohio
           Pipeline Rfdg...............................      7.125    12/01/25      1,049,550
                                                                                 ------------
                                                                                    2,583,781
                                                                                 ------------
           ARIZONA  1.4%
  3,330    Coconino Cnty, AZ Pollutn Ctl Corp Rev Ref
           Nevada Pwr Co Pj Ser E......................      5.350    10/01/22      2,869,061
  3,000    Maricopa Cnty, AZ Pollutn Ctl Rfdg..........      6.150    12/01/14      3,033,570
    335    Pinal Cnty, AZ Sch Dist No 8
           Mammoth Ser A...............................      9.500    07/01/10        343,439
    500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
           Westminster Vlg Ser A Rfdg..................      8.250    06/01/15        526,720
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)................      6.000    09/01/12      2,068,912
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)................      6.125    09/01/17      1,906,082
                                                                                 ------------
                                                                                   10,747,784
                                                                                 ------------
           ARKANSAS  0.8%
  1,740    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
           Hosp Rev Newport Hosp & Clinic Inc (a)......      7.375    11/01/11      1,695,108

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           ARKANSAS (CONTINUED)
$ 4,417    Maumelle, AR Dogwood Addition Prd Mun Ppty
           Owners Ref..................................      7.500%   12/15/05   $  4,416,835
                                                                                 ------------
                                                                                    6,111,943
                                                                                 ------------
           CALIFORNIA  6.6%
  4,865    California Edl Fac Auth Rev College of
           Osteopathic Med Pacific (Prerefunded @
           06/01/03) (a)...............................      7.500    06/01/18      5,333,062
  4,100    Delano, CA Ctfs Partn Ser A (Prerefunded @
           01/01/03) (a)...............................      9.250    01/01/22      4,613,238
  2,160    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................     *         09/01/10      1,325,916
  5,875    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................     *         09/01/11      3,354,331
  3,890    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................     *         09/01/13      1,929,129
  5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................     *         09/01/14      2,502,958
    805    Fairfield, CA Hsg Auth Mtg Rev Creekside
           Estates Proj Rfdg (Prerefunded @
           08/01/02)...................................      7.875    02/01/15        870,921
 21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................     *         01/15/24      5,368,440
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................     *         01/15/30      2,589,450
 54,635    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................     *         01/15/32      8,336,208
  3,000    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev (MBIA Insd)..........................     *         01/15/17      1,282,230
  1,155    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............     *         09/01/19        447,459
  1,265    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............     *         09/01/22        411,264
  1,380    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)............     *         09/01/25        377,899
  1,650    Riverside Cnty, CA Air Force Vlg West Inc
           Ser A Rfdg (Prerefunded @ 06/15/02).........      8.125    06/15/20      1,780,713
  8,385    San Diego Cnty, CA Wtr Auth Rev Ctfs Partn
           Ser A (FGIC Insd)...........................      4.500    05/01/24      7,629,260
  6,805    San Ramon Vly, CA Uni Sch Dist Ser A (FGIC
           Insd).......................................     *         07/01/17      3,008,763
                                                                                 ------------
                                                                                   51,161,241
                                                                                 ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           COLORADO  3.3%
$ 2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
           (a).........................................      8.875%   08/01/11   $  3,813,268
  3,985    Adams Cnty, CO Single Family Mtg Rev Ser A
           (a).........................................      8.875    08/01/12      5,512,969
    300    Berry Creek Metro Dist CO Rfdg & Impt.......      8.250    12/01/11        308,436
    200    Berry Creek Metro Dist CO Rfdg & Impt
           (Prerefunded @ 12/01/01)....................      8.250    12/01/11        208,734
  1,400    Douglas Cnty, CO Sch Dist No 001 (MBIA
           Insd).......................................     *         12/15/11        858,452
  1,000    Edgewater, CO Redev Auth Tax Increment Rev
           (Prerefunded @ 12/01/03)....................      6.750    12/01/08      1,089,720
  1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................     *         12/15/14        665,188
  1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................     *         12/15/15        674,543
  1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................     *         12/15/16        632,440
  1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd).......................................     *         12/15/18        520,788
  3,690    Jefferson Cnty, CO Residential Mtg Rev
           (a).........................................     11.500    09/01/12      5,973,852
  5,000    Meridian Metro Dist CO Peninsular & Oriental
           Steam Navig Co Rfdg (LOC: Meridian
           Assoc East) (a).............................      7.500    12/01/11      5,150,950
                                                                                 ------------
                                                                                   25,409,340
                                                                                 ------------
           CONNECTICUT  1.2%
  3,005    Connecticut St Hlth & Edl Fac Auth Rev
           Nursing Home Pgm AHF/Hartford (Prerefunded @
           11/01/04) (a)...............................      7.125    11/01/14      3,422,635
    495    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (c)..........      6.500    09/01/06        562,869
  2,530    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (c)..........      6.400    09/01/11      2,723,165
  2,470    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (Prerefunded
           @ 09/01/07) (c).............................      6.400    09/01/11      2,845,835
                                                                                 ------------
                                                                                    9,554,504
                                                                                 ------------
           DISTRICT OF COLUMBIA  0.7%
  2,500    District of Columbia Rev Natl Pub Radio Ser
           A (a).......................................      7.700    01/01/23      2,569,700

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           DISTRICT OF COLUMBIA (CONTINUED)
$ 3,000    Washington Dist Of Columbia Convention Cent
           Auth Dedicated Tax Rev (AMBAC Insd).........      5.250%   10/01/12   $  3,156,570
                                                                                 ------------
                                                                                    5,726,270
                                                                                 ------------
           FLORIDA  3.8%
    180    Atlantic Beach, FL Rev Fleet Landing Proj
           Ser A Rfdg & Impt...........................      7.500    10/01/02        187,162
    500    Atlantic Beach, FL Rev Fleet Landing Proj
           Ser A Rfdg & Impt (Prerefunded @
           10/01/04)...................................      7.875    10/01/08        572,060
  2,500    Cocoa, FL Wtr & Swr Rev Rfdg (FGIC Insd)....      4.500    10/01/22      2,265,725
  9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
           Ser A Rfdg (MBIA Insd)......................     *         02/01/18      3,457,260
  5,000    Escambia Cnty, FL Hlth Fac Rev FL Hlthcare
           Fac (AMBAC Insd)............................      5.950    07/01/20      5,499,300
  5,670    Florida St Brd Ed Lottery Rev Ser A (FGIC
           Insd).......................................      5.500    07/01/09      6,231,046
    500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg...................      8.625    07/01/20        542,220
    595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd).......................................      6.000    10/01/16        595,571
  4,040    Sarasota Cnty, FL Hlth Fac Auth Rev
           Hlthcare Kobernick/Meadow Pk (Prerefunded @
           07/01/02)...................................     10.000    07/01/22      4,437,092
  5,000    Sarasota Cnty, FL Pub Hosp Brd Miles
           Sarasota Mem Hosp Proj Ser A (Embedded Cap)
           (MBIA Insd).................................      4.440    10/01/21      4,208,150
    815    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj...............      8.500    05/01/17        871,569
    955    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj...............      7.500    05/01/18      1,003,762
                                                                                 ------------
                                                                                   29,870,917
                                                                                 ------------
           GEORGIA  4.1%
  2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
           Rev Azalea Manor Proj Ser A.................      6.500    02/01/28      1,911,980
 24,000    Georgia Loc Govt Ctfs Partn Grantor Trust
           Ser A (MBIA Insd) (a).......................      4.750    06/01/28     22,482,720
  6,280    Georgia Str Ser D...........................      6.300    11/01/09      7,283,544
                                                                                 ------------
                                                                                   31,678,244
                                                                                 ------------
           HAWAII  1.0%
  4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)
           (a).........................................      6.350    07/01/07      4,328,672
  1,475    Hawaii St Harbor Cap Impt Rev (FGIC Insd)...      6.350    07/01/07      1,590,478

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           HAWAII (CONTINUED)
$ 1,560    Hawaii St Harbor Cap Impt Rev
           (FGIC Insd) (a).............................      6.400%   07/01/08   $  1,683,802
                                                                                 ------------
                                                                                    7,602,952
                                                                                 ------------
           ILLINOIS  12.4%
  3,850    Bedford Park, IL Tax Increment Rev Sr Lien
           Bedford City Sq Proj (a)....................      9.250    02/01/12      4,037,187
  1,225    Bridgeview, IL Tax Increment Rev Rfdg
           (Prerefunded 01/01/04)......................      9.000    01/01/11      1,413,197
  6,145    Broadview, IL Tax Increment Rev Sr Lien
           (Prerefunded @ 07/01/04) (a)................      8.250    07/01/13      6,949,380
 13,600    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
           (FGIC Insd).................................     *         12/01/22      4,200,496
  6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................     *         12/01/19      2,532,116
  5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................     *         12/01/20      1,753,400
  6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................     *         12/01/21      2,107,256
  3,000    Chicago, IL Lakefront Millennium Pkg Fac
           (MBIA Insd).................................      5.650    01/01/19      2,372,820
  1,000    Chicago, IL Metro Wtr Reclamation Dist
           Gtr Chicago.................................      7.000    01/01/11      1,204,730
  3,785    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc Proj Ser B (Prerefunded @
           05/01/01) (a)...............................      8.950    05/01/18      3,915,015
  6,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Proj Ser B.....................      5.200    04/01/11      5,520,300
  3,210    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)...      5.750    01/01/16      3,463,847
  1,595    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized).......................      7.000    09/01/27      1,784,183
    365    Chicago, IL Tax Increment Alloc Santn
           Drain & Ship Canal Ser A....................      7.375    01/01/05        373,366
  1,000    Chicago, IL Tax Increment Alloc Santn
           Drain & Ship Canal Ser A....................      7.750    01/01/14      1,052,050
  2,000    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A............................      6.500    12/01/05      2,075,780
  1,000    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)..............      8.750    01/01/07      1,235,870
  2,265    Cook Cnty, IL Cons High Sch Dist No 200
           Oak Park (FSA Insd).........................     *         12/01/10      1,460,472

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,265    Cook Cnty, IL Cons High Sch Dist No 200
           Oak Park (FSA Insd).........................     *         12/01/11   $  1,382,647
  5,000    Cook Cnty, IL Ser A (FGIC Insd).............      5.500%   11/15/31      5,120,950
  1,000    Crestwood, IL Tax Increment Rev Rfdg........      7.250    12/01/08      1,054,750
    900    Hodgkins, IL Tax Increment..................      9.500    12/01/09        959,895
  1,500    Hodgkins, IL Tax Increment Ser A Rfdg.......      7.625    12/01/13      1,597,200
  1,470    Huntley, IL Increment Alloc Rev Huntley
           Redev Proj Ser A............................      8.500    12/01/15      1,619,617
    450    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj................................      8.000    11/15/06        465,660
  1,000    Illinois Edl Fac Auth Rev Lake Forest
           College (Prerefunded @ 10/01/01) (FSA
           Insd).......................................      6.750    10/01/21      1,037,630
  1,000    Illinois Edl Fac Auth Rev Northwestern Univ
           Ser 1985 (Prerefunded @ 12/01/01)...........      6.900    12/01/21      1,044,170
  1,970    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Proj B (Prerefunded @ 10/01/02) (a)...      9.000    10/01/22      2,152,914
  4,050    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Proj Ser A (Prerefunded @ 10/01/02)
           (a).........................................      9.500    10/01/22      4,445,482
  1,000    Illinois Hlth Fac Auth Rev Northwestern
           Mem Hosp (a)................................      6.750    08/15/11      1,031,930
  1,250    Illinois Hlth Fac Auth Rev Silver Cross Hosp
           & Med Rfdg..................................      5.500    08/15/25      1,126,887
  2,600    Illinois Hlth Fac Auth Rev Utd Med Cent
           (Prerefunded @ 07/01/03) (a)................      8.375    07/01/12      2,865,798
    100    Illinois Hsg Dev Auth Residential Mtg Rev
           (Inverse Fltg)..............................      9.710    02/01/18        105,625
  6,815    Illinois St Civic Ctr (FSA Insd)............      5.375    12/15/12      7,309,905
  5,750    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expn Proj (FGIC
           Insd).......................................      5.250    12/15/28      5,712,970
  3,555    Metropolitan Pier + Expo Auth IL Dedicated
           St Tax Rev Cap Apprec McCormick Ser A Rfdg
           (MBIA Insd).................................     *         12/15/15      1,699,788
  2,800    Regional Tran Auth IL Ser A (AMBAC Insd)....      8.000    06/01/17      3,767,008
  3,773    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser A (b)..............................      8.375    10/15/16        369,797
  1,477    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser B (b)..............................      8.375    10/15/16        144,703
    535    Round Lake Beach, IL Tax Increment
           Rev Rfdg....................................      7.200    12/01/04        557,229
    500    Round Lake Beach, IL Tax Increment
           Rev Rfdg....................................      7.500    12/01/13        519,390

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,410    Saint Charles, IL Indl Dev Rev Tri-City
           Cent Proj...................................      7.500%   11/01/13   $  1,422,323
  4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).......................................     *         12/01/15      2,045,629
                                                                                 ------------
                                                                                   97,011,362
                                                                                 ------------
           INDIANA  1.7%
  1,000    East Chicago, IN Exempt Fac Inland Steel Co
           Proj No 14..................................      6.700    11/01/12        732,210
    570    Elkhart Cnty, IN Hosp Auth Rev Elkhart
           Genl Hosp Inc...............................      7.000    07/01/12        602,866
  2,180    Elkhart Cnty, IN Hosp Auth Rev Elkhart
           Genl Hosp Inc (Prerefunded @ 07/01/02)......      7.000    07/01/12      2,321,700
  2,500    Indiana Bond Bank Spl Pgm Hendricks Redev...      6.200    02/01/23      2,640,400
  1,985    Indiana Hlth Fac Fin Auth Rev Hoosier Care
           Proj Ser A..................................      7.125    06/01/34      1,813,675
    960    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj.................................      6.300    12/01/23        792,922
  2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj.................................      6.400    12/01/33      1,636,400
    550    Indianapolis, IN Loc Pub Impt Bond Bank
           Ser D.......................................      6.750    02/01/14        653,009
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................     *         06/30/11         61,825
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................     *         06/30/12         57,086
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................     *         06/30/13         50,829
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................     *         06/30/14         45,196
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................     *         06/30/15         41,447
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................     *         06/30/16         39,722
    225    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B.........................     *         06/30/17         61,101
  1,500    Wells Cnty, IN Hosp Auth Rev Caylor-Nickel
           Med Cent Inc Rfdg...........................      8.500    04/15/03      1,643,235
                                                                                 ------------
                                                                                   13,193,623
                                                                                 ------------
           IOWA  0.6%
  1,905    Iowa Fin Auth Hosp Fac Rev Trinity Regl
           Hosp Proj (FSA Insd) (a)....................      6.000    07/01/07      2,099,958

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           IOWA (CONTINUED)
$ 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl
           Hosp Proj (FSA Insd)........................      5.750%   07/01/17   $  2,516,160
                                                                                 ------------
                                                                                    4,616,118
                                                                                 ------------
           KANSAS  2.7%
  1,000    Newton, KS Hosp Rev Newton Hlthcare Corp Ser
           A (Prerefunded @ 11/15/04) Newton Hlthcare
           Corp Ser A..................................      7.750    11/15/24      1,149,050
  5,350    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd).........................      5.750    09/01/10      5,991,625
  6,150    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd).........................      5.500    09/01/12      6,699,010
  6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd).........................      5.625    09/01/13      7,220,400
                                                                                 ------------
                                                                                   21,060,085
                                                                                 ------------
           KENTUCKY  0.9%
  1,000    Bowling Green, KY Indl Dev Rev Coltec
           Inds Inc Rfdg...............................      6.550    03/01/09        980,930
  2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (MBIA Insd) (a).............................      8.698    10/01/08      3,090,500
  1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (Prerefunded @ 10/01/02) (MBIA Insd)........      8.749    10/01/08      1,344,000
    645    Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA
           Gtd)........................................      7.450    01/01/23        659,906
    845    Kentucky St Tpk Auth Toll Rd Rev Ser A......      5.500    07/01/07        848,135
    155    Kentucky St Tpk Auth Toll Rd Rev Ser A
           (Prerefunded @ 07/01/07)....................      5.500    07/01/07        167,853
                                                                                 ------------
                                                                                    7,091,324
                                                                                 ------------
           LOUISIANA  1.6%
    450    Hodge, LA Util Rev Stone Container
           Corp Ser 1990...............................      9.000    03/01/10        455,058
  1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
           Advanced Polymer Proj Ser 1985..............     10.000    11/15/04      2,380,239
  1,000    Lake Charles, LA Harbor & Terminal Dist Port
           Fac Rev Trunkline Rfdg......................      7.750    08/15/22      1,068,630
  2,065    Louisiana Pub Fac Auth Rev Indl Dev Beverly
           Enterprises Inc Rfdg........................      8.250    09/01/08      2,151,875
  3,000    Louisiana St Hlth Edl Auth Rev Lambeth House
           Ser A Rfdg..................................      5.250    01/01/05      2,951,520
  1,000    New Orleans, LA Rfdg (FGIC Insd)............      5.500    12/01/21      1,065,900
    575    Port New Orleans, LA Indl Dev Rev Avondale
           Inds Inc Proj Rfdg..........................      8.250    06/01/04        594,860

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           LOUISIANA (CONTINUED)
$ 1,400    West Feliciana Parish, LA Pollutn Ctl Rev
           Gulf States Util Co Proj Ser A..............      7.500%   05/01/15   $  1,464,596
                                                                                 ------------
                                                                                   12,132,678
                                                                                 ------------
           MASSACHUSETTS  2.7%
  1,125    Massachusetts Edl Ln Auth Rev Edl Ln Rev
           Muni Forwards Issue E Ser A (AMBAC Insd)....      7.000    01/01/10      1,163,655
  7,500    Massachusetts St Fed Hwy Ser A..............      5.750    06/15/14      8,245,800
  3,500    Massachusetts St Hlth & Edl Facs Auth Rev
           (MBIA Insd) (a).............................      5.000    07/01/13      3,553,830
  1,500    Massachusetts St Indl Fin Agy Hillcrest Edl
           Cent Inc Proj (Prerefunded @ 07/01/05)......      8.450    07/01/18      1,779,285
  5,355    Massachusetts St Indl Fin Agy Rev First Mtg
           Reeds Landing Proj..........................      7.100    10/01/28      5,035,681
    955    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth Assn Proj (Prerefunded @
           06/01/04)...................................      8.800    06/01/14      1,188,545
                                                                                 ------------
                                                                                   20,966,796
                                                                                 ------------
           MICHIGAN  1.9%
  3,500    Detroit, MI Downtown Dev Auth Tax Increment
           Rev (Prerefunded @ 07/01/06) (a)............      6.200    07/01/17      3,965,430
    985    Detroit, MI Loc Dev Fin Auth Tax Increment
           Ser C.......................................      6.850    05/01/21        988,004
    650    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
           Rev Ser A Rfdg (AMBAC Insd).................      6.250    07/01/12        682,441
  1,350    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
           Rev Ser A Rfdg (Prerefunded @ 07/01/02)
           (AMBAC Insd)................................      6.250    07/01/12      1,425,600
  1,800    Grand Valley, MI St Univ Rev Gen (FGIC
           Insd).......................................      5.500    02/01/18      1,923,786
  1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmty Hlth Cent....................      5.250    05/15/26      1,044,652
  2,000    Michigan St Bldg Auth Rev Fac Proj Ser II
           (AMBAC Insd)................................     *         10/15/11      1,235,740
  7,710    Michigan St Strategic Fd Ltd Oblig Rev Great
           Lakes Pulp & Fiber Proj (b).................      8.000    12/01/27      1,542,018
  2,000    Michigan St Strategic Fd Solid Waste Disp
           Rev Genesee Pwr Station Proj................      7.500    01/01/21      1,949,700
                                                                                 ------------
                                                                                   14,757,371
                                                                                 ------------
           MISSISSIPPI  0.1%
  1,060    Ridgeland, MS Urban Renewal Rev The Orchard
           Ltd Proj Ser A Rfdg.........................      7.750    12/01/15      1,099,029
                                                                                 ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           MISSOURI  1.5%
$ 2,835    Kansas City, MO Port Auth Fac Riverfront
           Park Proj Ser A (a).........................      5.750%   10/01/06   $  3,036,682
  1,895    Lees Summit, MO Indl Dev Auth Hlth Fac Rev
           John Knox Vlg Proj Rfdg & Impt (a)..........      7.125    08/15/12      1,932,767
    945    Missouri St Econ Dev Export & Infrastructure
           Brd Med Office Fac Rev (MBIA Insd) (a)......      7.250    06/01/04      1,002,201
  3,920    Missouri St Econ Dev Export & Infrastructure
           Brd Med Office Fac Rev (Prerefunded @
           06/01/04) (MBIA Insd) (a)...................      7.250    06/01/14      4,421,642
    760    Saint Louis, MO Tax Increment Rev Scullin
           Redev Area Ser A............................     10.000    08/01/10        930,438
                                                                                 ------------
                                                                                   11,323,730
                                                                                 ------------
           NEBRASKA  0.4%
  2,600    Nebraska Invt Fin Auth Single Family Mtg Rev
           (Inverse Fltg) (GNMA Collateralized)........     10.065    09/19/23      2,730,000
    700    Nebraska Invt Fin Auth Single Family Mtg Rev
           (Inverse Fltg) (GNMA Collateralized)........      9.719    09/15/24        740,250
                                                                                 ------------
                                                                                    3,470,250
                                                                                 ------------
           NEVADA  0.6%
  5,000    Director St, NV Dept Business & Ind Las
           Vegas Monorail Proj (AMBAC Insd)............      5.375    01/01/40      5,034,250
                                                                                 ------------

           NEW HAMPSHIRE  1.1%
  1,555    New Hampshire Higher Edl & Hlth Fac
           Auth Rev (a)................................      8.800    06/01/09      1,704,389
    890    New Hampshire Higher Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue Rfdg...........      6.100    07/01/09        885,060
  1,985    New Hampshire Higher Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue Rfdg
           (Prerefunded @ 07/01/04)....................      7.625    07/01/16      2,234,117
  1,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
           New London Hosp Assn Proj...................      7.500    06/01/05      1,050,960
    920    New Hampshire St Business Fin Auth Elec Fac
           Rev Plymouth Cogeneration...................      7.750    06/01/14        933,450
  1,000    New Hampshire St Business Fin Auth Rev Alice
           Peck Day Hlth Sys Ser A.....................      6.875    10/01/19        937,060
  1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
           (FGIC Insd).................................      6.750    11/01/11      1,136,510
                                                                                 ------------
                                                                                    8,881,546
                                                                                 ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           NEW JERSEY  6.5%
$   400    Atlantic City, NJ Brd Edl Sch (Prerefunded @
           12/01/02) (AMBAC Insd)......................      6.125%   12/01/11   $    426,588
    250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd
           (Prerefunded @ 10/01/04)
           (MBIA Insd).................................      6.150    10/01/14        276,570
  2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
           Refrig......................................      8.400    04/01/24      1,900,560
    250    Essex Cnty, NJ Impt Auth Lease Jail & Youth
           House Proj (Prerefunded @ 12/01/04) (AMBAC
           Insd).......................................      6.600    12/01/07        281,365
    370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd).....      5.375    09/01/10        394,675
    250    Hudson Cnty, NJ Ctfs Partn Correctional
           Fac Rfdg....................................      6.600    12/01/21        261,725
    250    Lacey Muni Util Auth NJ Wtr Rev (Prerefunded
           @ 12/01/04) (MBIA Insd).....................      6.250    12/01/24        278,375
  3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
           (FGIC Insd).................................      7.370    09/19/19      3,794,375
  6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
           Rfdg (MBIA Insd) (a)........................      6.250    08/15/10      6,913,782
    500    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen-Trenton Proj Ser A.......      6.200    12/01/10        497,795
  2,000    New Jersey Econ Dev Auth Holt Hauling &
           Warehsg Rev Ser G Rfdg......................      8.400    12/15/15      1,899,640
    210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub
           Svcs Elec & Gas Co Proj A (MBIA Insd).......      6.400    05/01/32        222,850
  1,900    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A....................      8.500    11/01/16      2,003,151
    350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
           Corp (FSA Insd).............................      6.250    07/01/14        380,429
  1,000    New Jersey Econ Dev Auth Rev Utd Methodist
           Homes (Prerefunded @ 07/01/05)..............      7.500    07/01/20      1,162,070
  1,000    New Jersey Econ Dev Auth Rev Utd Methodist
           Homes (Prerefunded @ 07/01/05)..............      7.500    07/01/25      1,162,070
    170    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
           Insd).......................................      6.250    07/01/21        181,089
    230    New Jersey Hlthcare Fac Fin Auth Rev
           (Prerefunded @ 07/01/04) (AMBAC Insd).......      6.250    07/01/21        253,419
    490    New Jersey Hlthcare Fac Fin Auth Rev
           Atlantic City Med Cent Ser C Rfdg...........      6.800    07/01/11        516,073
    700    New Jersey Hlthcare Fac Fin Auth Rev Christ
           Hosp Group Issue (Connie Lee Insd)..........      7.000    07/01/04        771,596

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$   400    New Jersey Hlthcare Fac Fin Auth Rev Christ
           Hosp Group Issue (Connie Lee Insd)..........      7.000%   07/01/06   $    458,864
    250    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd).............      6.000    07/01/06        277,772
    400    New Jersey Sports & Exposition Auth
           Convention Cent Luxury Tax Rev Ser A Rfdg
           (Prerefunded @ 07/01/02) (MBIA Insd)........      6.250    07/01/20        423,012
    260    New Jersey St Hsg & Mtg Fin Agy Rev Home
           Buyer Ser K (MBIA Insd).....................      6.375    10/01/26        272,038
    500    New Jersey St Hsg & Mtg Fin Agy Rev Home
           Buyer Ser O (MBIA Insd).....................      6.300    10/01/23        524,820
  3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
           (MBIA Insd) (a).............................      6.500    01/01/16      4,128,533
  5,735    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser A................................      5.750    09/15/10      6,403,300
 10,000    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser B................................      6.000    09/15/15     11,108,300
  2,700    New Jersey St Tran Tr Fd Auth Tran Sys Ser
           A...........................................      5.250    06/15/11      2,866,806
    300    Union City, NJ (FSA Insd)...................      6.375    11/01/10        353,769
                                                                                 ------------
                                                                                   50,395,411
                                                                                 ------------
           NEW YORK  11.3%
  5,000    Metropolitan Tran Auth NY Svcs Contract Tran
           Fac Ser 5 Rfdg (a)..........................      7.000    07/01/12      5,138,200
 10,000    Nassau Cnty, NY Interim Fin Auth, Ser A.....      5.750    11/15/14     10,906,000
  1,000    New York City Indl Dev Agy Civic Fac
           Marymount Manhattan College Proj
           (Prerefunded @ 07/01/03)....................      7.000    07/01/23      1,084,440
  4,100    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B...............................      5.000    06/15/17      4,100,041
  5,000    New York City Ser A.........................      7.000    08/01/07      5,777,300
 21,860    New York City Ser B (MBIA Insd).............      5.875    08/01/15     24,229,405
  4,055    New York City Ser C.........................      6.500    08/01/04      4,272,835
    945    New York City Ser C
           (Prerefunded @ 08/01/02)....................      6.500    08/01/04        999,876
    640    New York City Ser C Subser C1 (Prerefunded @
           08/01/02)...................................      7.500    08/01/20        685,562
  5,000    New York City Ser D.........................      5.200    08/01/14      5,182,200
  2,000    New York City Ser D Rfdg....................      8.000    02/01/05      2,299,760
  2,200    New York City Ser E.........................      5.700    08/01/08      2,337,038
  2,295    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A...................................      5.750    02/15/11      2,487,413

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           NEW YORK (CONTINUED)
$     5    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A...................................      5.750%   02/15/12   $      5,607
  2,280    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A...................................      5.750    02/15/12      2,461,283
  2,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev (Inverse Fltg)..........................      8.900    04/01/20      2,896,875
  3,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser B (Inverse
           Fltg).......................................     10.081    07/01/26      3,528,750
  2,000    New York St Energy Resh & Dev Auth Pollutn
           Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
           (FGIC Insd).................................      7.200    07/01/29      2,218,320
    175    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Fac Ser C.........................      7.300    02/15/21        181,095
  3,000    New York St Twy Auth Svcs Rev Loc Hwy & Brdg
           (AMBAC Insd)................................      5.500    04/01/11      3,304,560
  2,400    New York St Urban Dev Corp Rev Correctional
           Cap Fac Rfdg................................      5.625    01/01/07      2,510,208
  1,200    Port Auth NY & NJ Cons 95th Ser.............      6.125    07/15/22      1,265,916
                                                                                 ------------
                                                                                   87,872,684
                                                                                 ------------
           NORTH CAROLINA  0.6%
  4,310    Raleigh Durham NC Arpt Auth Arpt Rev Ser A
           (FGIC Insd).................................      5.250    11/01/14      4,560,583
                                                                                 ------------

           OHIO  0.6%
    500    Cleveland, OH Pkg Fac Rev Impt (Prerefunded
           @ 09/15/02).................................      8.000    09/15/12        542,250
    145    Fairfield, OH Econ Dev Rev Beverly
           Enterprises Inc Proj Rfdg...................      8.500    01/01/03        147,833
  1,750    Franklin Cnty, OH Hlthcare Friendship Vlg
           Dublin, OH Rfdg.............................      5.625    11/01/22      1,520,663
  1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
           Ltd Partn Proj Rfdg (AMBAC Insd)............      6.375    04/01/29      1,058,350
  4,000    Ohio St Solid Waste Rev Rep Engineered
           Steels Proj (b).............................      8.250    10/01/14        592,000
  2,000    Ohio St Solid Waste Rev Rep Engineered
           Steels Proj (b).............................      9.000    06/01/21        296,000
  1,000    Toledo Lucas Cnty Oh Port Authref Impt
           Ser 1.......................................      5.500    05/15/20        875,010
                                                                                 ------------
                                                                                    5,032,106
                                                                                 ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           OKLAHOMA  1.3%
$ 1,980    McAlester, OK Pub Wks Auth Rev Rfdg & Impt
           (Prerefunded @ 12/01/09) (FSA Insd).........      5.250%   12/01/22   $  2,159,289
  1,550    Oklahoma City, OK Arpt Trust Amt Jr Lien
           27th Ser Ser B (FSA Insd)...................      5.750    07/01/16      1,627,531
  1,425    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized)...............      7.997    08/01/18      1,611,362
  3,800    Oklahoma St Inds Auth Rev OK Med Resh Fndtn
           Proj (AMBAC Insd)...........................      5.250    02/01/21      3,774,274
  1,000    Tulsa, OK Muni Arpt Tran Rev
           American Airls Inc..........................      7.600    12/01/30      1,024,120
                                                                                 ------------
                                                                                   10,196,576
                                                                                 ------------
           OREGON  2.0%
 12,300    Portland, OR Swr Sys Rev Ser A (FGIC
           Insd).......................................      5.750    08/01/18     13,184,370
  2,000    Washington Cnty, OR Uni Swr Ref Sr Lien Ser
           A (FGIC Insd)...............................      5.750    10/01/10      2,235,020
                                                                                 ------------
                                                                                   15,419,390
                                                                                 ------------
           PENNSYLVANIA  4.9%
  5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
           Sys Rev (AMBAC Insd) (a)....................      5.650    05/15/20      5,102,100
  2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
           (FGIC Insd).................................      7.970    06/18/15      2,703,125
    845    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......      8.000    08/01/12        867,401
  1,130    Luzerne Cnty, PA Indl Dev Auth First Mtg
           Gross Rev Rfdg..............................      7.875    12/01/13      1,164,341
  3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
           Hosp Rev (Embedded Swap) (AMBAC Insd).......      7.450    06/01/12      3,260,520
  1,000    Montgomery Cnty, PA Higher Edl &
           Hlth Auth Rev...............................      6.750    07/01/29        886,380
  1,000    Montgomery Cnty, PA Indl Dev Auth Retirement
           Cmnty Rev...................................      6.300    01/01/13        921,110
  5,000    Pennsylvania St Higher Edl Assistance Agy
           Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
           Insd).......................................      9.682    09/01/26      5,850,000
    635    Philadelphia, PA Hosp & Higher Edl Fac Auth
           Hosp Rev....................................      7.250    03/01/24        619,042
  4,000    Philadelphia, PA Sch Dist Ser D Rfdg (MBIA
           Insd).......................................      5.625    03/01/10      4,418,680
 11,000    Pittsburgh & Allegheny Cnty, PA Pub
           Auditorium Auth Excise Tax Rev
           (AMBAC Insd)................................      4.500    02/01/29      9,632,040

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 1,450    Ridley Park, PA Hosp Auth Rev Taylor Hosp
           Ser A.......................................      6.000%   12/01/13   $  1,618,461
    500    Scranton Lackawanna, PA Hlth & Welfare Auth
           Rev Moses Taylor Hosp Proj (Prerefunded @
           07/01/01)...................................      8.250    07/01/09        516,040
    965    Southern Chester Cnty, PA Hlth & Higher Edl
           Auth Mtg Southern Chester Cnty Med Ser A....      6.100    06/01/03        961,237
                                                                                 ------------
                                                                                   38,520,477
                                                                                 ------------
           RHODE ISLAND  0.5%
  1,860    Providence, RI Redev Agy Ctfs Partn Ser A...      8.000    09/01/24      1,908,899
  1,820    Rhode Island St Econ Dev Corp Rev...........      7.250    07/01/10      1,802,837
    505    West Warwick, RI Ser A......................      7.300    07/15/08        548,349
                                                                                 ------------
                                                                                    4,260,085
                                                                                 ------------
           SOUTH CAROLINA  0.5%
  3,000    Charleston Cnty, SC Hlth Facs Rev...........      5.400    04/01/04      2,981,010
  1,070    Piedmont Muni Pwr Agy SC Elec Rev...........      5.000    01/01/25        909,596
                                                                                 ------------
                                                                                    3,890,606
                                                                                 ------------
           SOUTH DAKOTA  0.1%
  1,000    South Dakota St Hlth & Edl Auth Rev Huron
           Regl Med Cent...............................      7.250    04/01/20      1,016,950
                                                                                 ------------

           TENNESSEE  1.0%
  4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev Rfdg
           (MBIA Insd).................................      7.750    07/01/29      4,968,720
  2,000    Springfield, TN Hlth & Edl Jesse Holman
           Jones Hosp Proj (Prerefunded @ 04/01/06)....      8.500    04/01/24      2,458,260
                                                                                 ------------
                                                                                    7,426,980
                                                                                 ------------
           TEXAS  8.1%
  5,730    Austin, TX Rev Sub Ser A Rfdg (MBIA Insd)...     *         05/15/16      2,609,729
    120    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
           Proj........................................      9.250    07/01/08        122,629
  1,985    Bell Cnty, TX Indl Dev Corp Solid Waste
           Disposal Rev................................      7.600    12/01/17      1,843,053
    500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp..................      7.000    05/01/21        623,965
  1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp (Prerefunded @
           05/01/03) (a)...............................      7.900    05/01/18      1,628,730
    202    Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
           Collateralized).............................      8.200    04/01/22        204,339

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           TEXAS (CONTINUED)
$   250    Coastal Wtr Auth TX Conveyance Sys Rev
           (AMBAC Insd)................................      6.250%   12/15/17   $    252,515
  7,350    Grapevine Colleyville Indpt Sch Dist TX.....     *         08/15/11      4,562,145
  1,250    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
           Sys Proj Rfdg...............................      7.125    06/01/15      1,330,050
    250    Harris Cnty, TX Muni Util Dist No 120
           (Prerefunded @ 08/01/01)....................      8.000    08/01/14        253,960
    375    Harris Cnty, TX Sch Hlthcare Corp Sys Rev
           (Prerefunded @ 07/01/01)....................      7.100    07/01/21        386,130
  3,000    Houston, TX Ref Pub Impt....................      5.750    03/01/14      3,276,780
  7,500    Lower Co River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd)...................      7.380    05/15/14      8,967,375
  6,250    Lower Co River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd)...................      7.380    05/15/15      7,383,750
  3,250    Lower Co River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd)...................      7.380    05/15/16      3,807,343
  2,000    Metro Health Facs Dev Corp TX Wilson N Jones
           Mem Hosp Proj (d)...........................      7.200    01/01/21      2,003,840
  2,000    Montgomery Cnty, TX Muni Util Dist No 47
           Wtrwks & Swr (AMBAC Insd)...................      4.750    10/01/24      1,856,960
  3,500    North Cent TX Hlth Fac Dev Corp Rev
           Ser C Presbyterian Hlthcare Sys (Prerefunded
           @ 06/19/01)
           (Inverse Fltg) (MBIA Insd)..................      9.500    06/22/21      3,688,125
    250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Rfdg & Impt.................................      7.000    05/15/28        242,025
    250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Rfdg & Impt (Prerefunded @ 05/15/03)........      7.000    05/15/28        272,373
    211    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................      7.000    08/01/09        215,823
    500    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................      7.000    08/01/19        511,105
    500    Texas Genl Svcs Cmnty Partn Interests Office
           Bldg & Land Acquisition Proj................      7.000    08/01/24        511,105
    799    Texas Genl Svcs Cmnty Partn Lease
           Purchase Ctfs...............................      7.500    02/15/13        813,335
  6,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
           Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
           Collateralized).............................      9.970    07/02/24      7,117,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           TEXAS (CONTINUED)
$    75    Texas St Higher Edl Brd College Sr Lien.....      7.700%   10/01/25   $     77,075
  4,025    Texas St Higher Edl Coordinating Brd College
           Student Ln..................................     *         10/01/25      4,292,663
    990    Texas St Vet Hsg Assist (MBIA Insd).........      6.800    12/01/23      1,037,322
  2,250    West Side Calhoun Cnty, TX Navig
           Dist Solid Waste Disp Union Carbide Chem &
           Plastics....................................      8.200    03/15/21      2,318,738
  1,000    Woodhill Pub Fac Corp TX Hsg-Woodhill
           Apts Proj...................................      7.500    12/01/29      1,012,280
                                                                                 ------------
                                                                                   63,222,762
                                                                                 ------------
           UTAH  2.5%
  2,935    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04) (a)......      9.500    12/15/18      3,535,501
  1,340    Hildale, UT Elec Rev Gas Turbine
           Elec Fac Proj...............................      7.800    09/01/15      1,154,330
  1,000    Hildale, UT Elec Rev Gas Turbine
           Elec Fac Proj...............................      8.000    09/01/20        851,550
  1,000    Hildale, UT Elec Rev Gas Turbine
           Elec Fac Proj...............................      7.800    09/01/25        831,610
 11,000    Salt Lake City, UT Hosp Rev IHC
           Hosp Inc Rfdg...............................      6.150    02/15/12     12,340,900
    230    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
           A1 (FHA Gtd)................................      7.100    07/01/14        235,078
    305    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
           A2 (FHA Gtd)................................      7.200    01/01/27        322,721
                                                                                 ------------
                                                                                   19,271,690
                                                                                 ------------
           VERMONT  0.1%
  1,000    Vermont Edl & Hlth Bldgs Fing Agy Rev
           Bennington College Proj.....................      6.625    10/01/29      1,004,180
                                                                                 ------------

           VIRGINIA  2.3%
  4,000    Alexandria, VA Redev & Hsg Auth 3001 Pk Cent
           Apts Ser A Rfdg (a).........................      6.375    04/01/34      3,772,520
  3,850    Charles City Cnty, VA Indl Dev Auth Solid
           Waste Disp Fac Rev Waste Mgmt VA Inc
           Proj Rfdg...................................      4.875    02/01/09      3,641,908
  1,750    Fredericksburg, VA Indl Dev Auth Hosp Facs
           Rev (Inverse Fltg) (Prerefunded @ 08/15/01)
           (FGIC Insd).................................      8.759    08/15/23      1,861,563
  2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd)
           (a).........................................      6.800    03/01/14      2,284,734
  1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)
           (a).........................................      6.900    03/01/19      1,096,210

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           VIRGINIA (CONTINUED)
$ 5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
           Mem Hosp Ser B Rfdg (MBIA Insd).............      4.700%   07/01/20   $  5,169,450
                                                                                 ------------
                                                                                   17,826,385
                                                                                 ------------
           WASHINGTON  2.3%
  5,370    Seattle, WA Mun Lt & Pwr Rev Impt & Ref (FSA
           Insd).......................................      5.250    03/01/10      5,725,977
  5,000    Seattle, WA Mun Lt & Pwr Rev Impt & Ref (FSA
           Insd).......................................      5.500    03/01/16      5,247,250
  1,250    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (FGIC Insd)...................      7.125    07/01/16      1,539,800
  1,555    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser C Rfdg (FSA Insd).........      5.375    07/01/15      1,586,800
  3,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (FSA Insd).........      5.375    07/01/15      3,826,688
                                                                                 ------------
                                                                                   17,926,515
                                                                                 ------------
           WEST VIRGINIA  1.0%
  4,000    West VA St Hosp Fin Auth Hosp Rev Bears &
           Bulls WV Univ Med Corp Rfdg (MBIA Insd).....      6.100    01/01/18      4,110,000
  1,500    West VA St Hosp Fin Auth Hosp Rev Hosp Rev
           Bulls (Embedded Swap) (MBIA Insd)...........      9.200    01/01/18      1,591,800
  5,050    West Virginia Str Cap Apprec--Infrastructure
           Ser A (FGIC Insd)...........................     *         11/01/19      1,920,515
                                                                                 ------------
                                                                                    7,622,315
                                                                                 ------------
           WISCONSIN  0.3%
    750    Jefferson, WI Swr Sys Wtrwks & Elec Sys Mtg
           Rev (Prerefunded @ 07/01/01)................      7.400    07/01/16        757,740
  1,050    Wisconsin Hsg & Econ Dev Auth Home Ownership
           Rev Rfdg (Inverse Fltg).....................     10.160    10/25/22      1,105,125
    410    Wisconsin St Hlth & Edl Fac Auth Rev Hess
           Mem Hosp Assn (ACA Insd)....................      7.200    11/01/05        431,906
                                                                                 ------------
                                                                                    2,294,771
                                                                                 ------------
           GUAM  0.0%
    250    Guam Govt Ser A.............................      5.750    09/01/04        251,688
                                                                                 ------------

           PUERTO RICO  0.1%
    250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
           (Prerefunded @ 07/01/04)....................      6.375    07/01/24        278,295
    250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U
           Rfdg........................................      6.000    07/01/14        267,463

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

                                                                                       MARKET
DESCRIPTION                                                                            VALUE
              PUERTO RICO (CONTINUED)
 $    300     Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
              Hlth Fac Ser M Rfdg (FSA Insd)..............      5.750%   07/01/15   $    312,948
                                                                                    ------------
                                                                                         858,706
                                                                                    ------------
              MARIANA ISLANDS  0.1%
      400     Northern Mariana Islands Pub Sch Sys Proj
              Ser A (FSA Insd)............................      5.125    10/01/08        432,824
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $739,490,741)............................................................    768,244,389
SHORT-TERM INVESTMENTS  0.1%
  (Cost $895,000)................................................................        895,000
                                                                                    ------------
TOTAL INVESTMENTS  98.6%
  (Cost $740,385,741)............................................................    769,139,389
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%......................................     10,756,608
                                                                                    ------------

NET ASSETS  100.0%...............................................................   $779,895,997
                                                                                    ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Non-Income producing security.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $740,385,741).......................    $769,139,389
Cash........................................................          94,805
Receivables:
  Interest..................................................      11,382,540
  Investments Sold..........................................       4,303,934
  Fund Shares Sold..........................................         489,733
Other.......................................................         164,615
                                                                ------------
    Total Assets............................................     785,575,016
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,012,800
  Income Distributions......................................       1,278,007
  Fund Shares Repurchased...................................       1,184,531
  Distributor and Affiliates................................         450,795
  Investment Advisory Fee...................................         319,438
Accrued Expenses............................................         241,277
Trustees' Deferred Compensation and Retirement Plans........         192,171
                                                                ------------
    Total Liabilities.......................................       5,679,019
                                                                ------------
NET ASSETS..................................................    $779,895,997
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $795,208,936
Net Unrealized Appreciation.................................      28,753,648
Accumulated Distributions in Excess of Net Investment
  Income....................................................         (90,651)
Accumulated Net Realized Loss...............................     (43,975,936)
                                                                ------------
NET ASSETS..................................................    $779,895,997
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $693,205,141 and 47,939,237 shares of
    beneficial interest issued and outstanding).............    $      14.46
    Maximum sales charge (4.75%* of offering price).........             .72
                                                                ------------
    Maximum offering price to public........................    $      15.18
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $69,790,584 and 4,831,158 shares of
    beneficial interest issued and outstanding).............    $      14.45
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,900,272 and 1,171,149 shares of
    beneficial interest issued and outstanding).............    $      14.43
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 23,692,189
Other.......................................................         1,730
                                                              ------------
    Total Income............................................    23,693,919
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,866,448
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $551,707, $326,041 and $74,002,
  respectively).............................................       951,750
Shareholder Services........................................       264,259
Custody.....................................................        50,512
Legal.......................................................        27,735
Other.......................................................       211,476
                                                              ------------
    Total Expenses..........................................     3,372,180
    Less Credits Earned on Cash Balances....................        23,464
                                                              ------------
    Net Expenses............................................     3,348,716
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 20,345,203
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(12,898,137)
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (5,460,042)
  End of the Period.........................................    28,753,648
                                                              ------------
Net Unrealized Appreciation During the Period...............    34,213,690
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 21,315,553
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 41,660,756
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001, and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 20,345,203        $  44,750,302
Net Realized Loss................................    (12,898,137)         (13,914,244)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     34,213,690          (11,761,787)
                                                    ------------        -------------
Change in Net Assets from Operations.............     41,660,756           19,074,271
                                                    ------------        -------------

Distributions from and in Excess of Net
Investment Income:
  Class A Shares.................................    (17,977,679)         (41,154,914)
  Class B Shares.................................     (1,560,190)          (4,125,174)
  Class C Shares.................................       (331,466)            (769,738)
                                                    ------------        -------------
Total Distributions..............................    (19,869,335)         (46,049,826)
                                                    ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     21,791,421          (26,975,555)
                                                    ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     33,094,832          122,371,500
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     11,723,801           27,736,194
Cost of Shares Repurchased.......................    (58,342,452)        (253,088,708)
                                                    ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (13,523,819)        (102,981,014)
                                                    ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      8,267,602         (129,956,569)
NET ASSETS:
Beginning of the Period..........................    771,628,395          901,584,964
                                                    ------------        -------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $90,651 and $566,519,
  respectively)..................................   $779,895,997        $ 771,628,395
                                                    ============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                 ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                 MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                  2001       2000     1999        1998         1997     1996
                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.06     $14.50   $15.99      $15.77       $15.27   $15.55
                                 ------     ------   ------      ------       ------   ------
  Net Investment Income.......      .38        .79      .82         .66          .85      .90
  Net Realized and Unrealized
    Gain/Loss.................      .39       (.42)   (1.46)        .20          .50     (.30)
                                 ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..................      .77        .37     (.64)        .86         1.35      .60
Less Distributions from and in
  Excess of Net Investment
  Income......................      .37        .81      .85         .64          .85      .88
                                 ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.46     $14.06   $14.50      $15.99       $15.77   $15.27
                                 ======     ======   ======      ======       ======   ======

Total Return (a)..............    5.55%*     2.69%   -4.25%       5.62%*       9.14%    4.07%
Net Assets at End of the
  Period (In millions)........   $693.2     $688.3   $777.5      $788.7       $766.2   $792.3
Ratio of Expenses to Average
  Net Assets (b)..............     .79%       .89%     .88%        .84%         .89%     .94%
Ratio of Interest Expense to
  Average Net Assets..........      N/A       .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...    5.34%      5.58%    5.34%       5.63%        5.54%    5.93%
Portfolio Turnover............      13%*       45%     116%         89%*        104%      73%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                 ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS B SHARES                 MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                  2001       2000     1999        1998         1997     1996
                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.05     $14.49   $15.98      $15.76       $15.27   $15.55
                                 ------     ------   ------      ------       ------   ------
  Net Investment Income.......      .33        .68      .71         .57          .73      .78
  Net Realized and Unrealized
    Gain/Loss.................      .39       (.42)   (1.47)        .20          .50     (.29)
                                 ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..................      .72        .26     (.76)        .77         1.23      .49
Less Distributions from and in
  Excess of Net Investment
  Income......................      .32        .70      .73         .55          .74      .77
                                 ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.45     $14.05   $14.49      $15.98       $15.76   $15.27
                                 ======     ======   ======      ======       ======   ======

Total Return (a)..............    5.09%*     1.90%   -4.95%       5.05%*       8.27%    3.29%
Net Assets at End of the
  Period (In millions)........   $ 69.8     $ 69.5   $106.6      $197.9       $211.2   $211.0
Ratio of Expenses to Average
  Net Assets (b)..............    1.57%      1.67%    1.63%       1.62%        1.65%    1.70%
Ratio of Interest Expense to
  Average Net Assets..........      N/A       .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...    4.56%      4.86%    4.57%       4.85%        4.78%    5.17%
Portfolio Turnover............      13%*       45%     116%         89%*        104%      73%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4.00%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                 ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS C SHARES                 MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                  2001       2000     1999        1998         1997     1996
                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.04     $14.48   $15.96      $15.75       $15.25   $15.55
                                 ------     ------   ------      ------       ------   ------
  Net Investment Income.......      .32        .68      .70         .57          .73      .78
  Net Realized and Unrealized
    Gain/Loss.................      .39       (.42)   (1.45)        .19          .51     (.31)
                                 ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..................      .71        .26     (.75)        .76         1.24      .47
Less Distributions from and in
  Excess of Net Investment
  Income......................      .32        .70      .73         .55          .74      .77
                                 ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $14.43     $14.04   $14.48      $15.96       $15.75   $15.25
                                 ======     ======   ======      ======       ======   ======

Total Return (a)..............    5.09%*     1.91%   -4.90%       4.99%*       8.34%    3.16%
Net Assets at End of the
  Period (In millions)........   $ 16.9     $ 13.8   $ 17.5      $ 15.5       $ 15.3   $ 12.9
Ratio of Expenses to Average
  Net Assets (b)..............    1.64%      1.66%    1.63%       1.62%        1.66%    1.70%
Ratio of Interest Expense to
  Average Net Assets..........      N/A       .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...    4.49%      4.84%    4.55%       4.86%        4.75%    5.17%
Portfolio Turnover............      13%*       45%     116%         89%*        104%      73%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1.00%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of the market discount would be $594,439.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $21,362,107 which will expire between September 30, 2003 and September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $740,385,741; the aggregate gross unrealized appreciation is $49,905,203 and the aggregate gross unrealized depreciation is $21,151,555, resulting in net unrealized appreciation on long- and short-term investments of $28,753,648.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $23,464 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       0.50%
Over $500 million...........................................       0.45%

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $8,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $53,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $175,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $134,800 are included in "Other Assets" on the Statements of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    At March 31, 2001, capital aggregated $703,781,251, $73,539,030 and
$17,888,655 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,579,803    $ 22,604,971
  Class B.................................................     462,677       6,600,654
  Class C.................................................     270,409       3,889,207
                                                            ----------    ------------
Total Sales...............................................   2,312,889    $ 33,094,832
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     750,795    $ 10,723,003
  Class B.................................................      57,026         813,868
  Class C.................................................      13,105         186,930
                                                            ----------    ------------
Total Dividend Reinvestment...............................     820,926    $ 11,723,801
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,351,928)   $(47,925,656)
  Class B.................................................    (634,863)     (9,047,168)
  Class C.................................................     (96,574)     (1,369,628)
                                                            ----------    ------------
Total Repurchases.........................................  (4,083,365)   $(58,342,452)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $718,378,933, $75,171,676 and
$15,182,146 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    7,623,934    $ 107,246,548
  Class B...............................................      896,369       12,634,470
  Class C...............................................      176,919        2,490,482
                                                          -----------    -------------
Total Sales.............................................    8,697,222    $ 122,371,500
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,782,054    $  25,019,151
  Class B...............................................      158,622        2,229,310
  Class C...............................................       34,722          487,733
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,975,398    $  27,736,194
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,055,390)   $(198,258,492)
  Class B...............................................   (3,462,689)     (48,701,589)
  Class C...............................................     (436,485)      (6,128,627)
                                                          -----------    -------------
Total Repurchases.......................................  (17,954,564)   $(253,088,708)
                                                          ===========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 264,330 and 1,785,014 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C shares converted to Class A shares.

    Class B and C Shares are offered without a front end sales charges, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $35,100 and CDSC on redeemed shares of approximately $64,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $97,212,816 and $108,708,047, respectively.

5. INDEXED SECURITIES

These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares. Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $298,500.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                           TOP FIVE STATES       7
                          TOP FIVE SECTORS       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return at NAV(1)          3.93%      3.45%      3.45%
-------------------------------------------------------------------------
Six-month total return(2)                 0.55%      0.45%      2.45%
-------------------------------------------------------------------------
One-year total return(2)                  4.33%      4.10%      6.00%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.59%      4.51%      4.49%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.23%      5.10%(3)    4.18%
-------------------------------------------------------------------------
Commencement date                      05/28/93   05/28/93   10/19/93
-------------------------------------------------------------------------
Distribution rate(4)                      3.94%      3.35%      3.35%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.16%      5.23%      5.23%
-------------------------------------------------------------------------
SEC Yield(6)                              4.86%      4.27%      4.27%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.36%, 3.75%, and 3.75% for Classes A, B, and C, respectively, and the total returns would have been lower.

    A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2001
- AAA/Aaa............  53.3%   [PIE CHART]
- AA/Aa..............   9.6%
- A/A................   5.2%
- BBB/Baa............   6.1%
- CCC/Caa............   0.4%
- Non-Rated..........  25.4%
As of September 30, 2000
- AAA/Aaa............  49.7%   [PIE CHART]
- AA/Aa..............   6.3%
- A/A................   5.2%
- BBB/Baa............  11.4%
- BB/Ba..............   2.3%
- CCC/Caa............   0.4%
- Non-Rated..........  24.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/00                                                                            0.038
11/00                                                                            0.038
12/00                                                                            0.035
1/01                                                                             0.035
2/01                                                                             0.035
3/01                                                                             0.035

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES*

(as a percentage of long-term investments--March 31, 2001)

Kansas                                                      10.1%
---------------------------------------------------------------------
New Jersey                                                   7.5%
---------------------------------------------------------------------
New York                                                     7.4%
---------------------------------------------------------------------
Arizona                                                      7.3%
---------------------------------------------------------------------
Alabama                                                      6.6%
---------------------------------------------------------------------

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2001                   SEPTEMBER 30, 2000
                                                                       --------------                   ------------------
Health Care                                                                14.40                              14.90
Multi-Family Housing                                                       11.50                              10.50
Public Building                                                            10.50                               5.40
Industrial Revenue                                                         10.40                              15.80
Airport                                                                     9.50                               6.30

*Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN
INTERMEDIATE TERM MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. The fourth quarter gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization, as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Responding to the solid performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than $1.7 billion, a clear vote of confidence after the net drop of $10.5 billion in total municipal fund assets over the year 2000. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    For the period, the fund achieved a total return of 3.93 percent through the six months ended March 31, 2001 (Class A shares at net asset value; including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower).

    The fund's dividend was reduced slightly during the period, a direct reflection of our emphasis on improving the credit quality of the portfolio (in general, the higher the credit rating of a security, the lower its yield). Still, the fund continued to provide shareholders with a monthly dividend of $0.0350 per Class A share, which translates to a distribution rate of 3.94 percent based on the fund's maximum offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 6.16 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.69 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIC DECISIONS
    DID YOU MAKE IN LIGHT OF THESE CONDITIONS?

A   In response to the uncertainty
surrounding the economy and the cautious tone of the fixed income market, we believed it was prudent to increase the overall credit quality of the portfolio. Over the six-month reporting period, the fund's allocation to securities rated AAA was increased by 3.6 percent, to 53.3 percent, and its allocation to AA rated securities rose by 3.3 percent, to 9.6 percent. As of March 31, 2001, just over 68 percent of the portfolio's assets were in securities rated A or better. These gains came primarily at the expense of BBB rated issues, which were decreased by 5.3 percent and accounted for just 6.1 percent of the portfolio at the period's end.

    One aspect of our strategy involved concentrating lower-quality holdings in maturities shorter than ten years, while concentrating higher quality holdings in the 10-year to 15-year maturity range. This strategy benefited the fund as the 10- to 15-year portion of the maturity spectrum performed particularly well during the period. The fund's ability to trade various high-grade securities enabled it to capture some attractive relative values during the period, while following through on our intentions to upgrade the credit quality of the portfolio. This bias toward higher-quality securities benefited the fund during the market's rally, though it reduced the fund's earning power to a certain extent.

    We continued to invest selectively in certain lower-rated, higher-yielding securities to supplement the fund's income stream, moving into credit sectors that offered better relative value. We sold off our holdings in Owens-Corning (a manufacturer that filed for bankruptcy in October 2000), incurring a loss that was reflected in the net asset value of the fund.

    At the close of the period, the fund's largest commitment was in the health-care sector, representing 13.0 percent of total net assets. The portfolio allocations that grew the most were in public education, up 4.6 percent, and public building, up 4.2 percent, as these sectors provided the high-quality bond issues we were seeking.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   While rate cuts by the Fed may
have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we believe flows into municipal funds will remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand will help drive performance, and the portfolio is well positioned to benefit from the market's supply-and-demand dynamics. While non-rated and lower-rated securities have lagged high-grade bonds during the market's recent rallies, a persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these sectors. With a portion of its assets still in higher-yielding municipal securities, the fund could benefit from such conditions. In the mean time, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    Overall, we plan to maintain the fund's current emphasis on quality for the time being, while looking for opportunities to enhance its yield component and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  96.5%
          ALABAMA  6.3%
$1,000    Alabama Drinking Wtr Fin Auth (AMBAC Insd)... 5.000%   08/15/14   $ 1,023,830
 1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
          Insd)........................................ 5.400    12/01/15     1,302,147
   430    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)................ 7.500    12/01/08       491,038
                                                                            -----------
                                                                              2,817,015
                                                                            -----------
          ARIZONA  7.0%
   500    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
          Rev.......................................... 7.250    04/01/05       507,335
 1,600    Phoenix, AZ Indl Dev Auth (AMBAC Insd)....... 5.125    09/15/15     1,640,960
   920    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)........................................ 7.250    07/15/10       968,806
                                                                            -----------
                                                                              3,117,101
                                                                            -----------
          CALIFORNIA  3.3%
   275    California Edl Fac Auth Rev Pacific Grad
          Sch.......................................... 6.950    11/01/07       289,723
 1,000    California St (AMBAC Insd) (a)............... 6.400    09/01/08     1,158,360
                                                                            -----------
                                                                              1,448,083
                                                                            -----------
          COLORADO  6.1%
   290    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A.......................... 6.800    07/01/09       287,709
    69    Colorado Hsg Fin Auth Access Pgm Single
          Family Pgm Ser E............................. 8.125    12/01/24        72,080
 1,000    Denver, CO City & Cnty Arpt Rev Ser A........ 7.400    11/15/04     1,104,200
1,170..   Regional Transn Dist Co Sales Tax Rev Ser A
          (FGIC Insd).................................. 5.000    11/01/11     1,235,450
                                                                            -----------
                                                                              2,699,439
                                                                            -----------
          CONNECTICUT  1.3%
   145    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (Escrowed to Maturity), 144A--Private
          Placement (b)................................ 6.500    09/01/06       164,881
   415    New Haven, CT Indl Fac Rev Adj Govt Cent
          Thermal Energies............................. 7.250    07/01/09       415,797
                                                                            -----------
                                                                                580,678
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          FLORIDA  5.2%
$1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B-1 (AMBAC Insd)......................... 6.750%   08/01/14   $ 1,216,033
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Cent Partner Rfdg.................... 8.125    12/01/07       198,322
   200    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................... 8.125    07/01/06       208,602
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg.................................... 7.125    11/01/06       336,723
   340    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev.......................................... 7.250    05/01/03       349,976
                                                                            -----------
                                                                              2,309,656
                                                                            -----------
          GEORGIA  4.4%
 1,420    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized) (a).......................... 6.625    01/01/25     1,515,935
   475    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj.................... 6.000    10/01/08       457,259
                                                                            -----------
                                                                              1,973,194
                                                                            -----------
          ILLINOIS  4.7%
   300    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg.................................... 7.000    01/01/06       309,834
   365    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A............................. 7.375    01/01/05       373,366
   250    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev A...................................... 6.500    12/01/05       259,472
   545    Clay Cnty, IL Hosp Rev....................... 5.500    12/01/10       482,587
   330    Huntley, IL Spl Svc Area No. 7 Spl Tax....... 6.000    03/01/09       339,692
   300    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area......................................... 7.625    02/01/08       313,812
                                                                            -----------
                                                                              2,078,763
                                                                            -----------
          KANSAS  9.7%
 1,000    Johnson Cnty, KS Unified Sch Dst 233 Ser B
          (FGIC Insd).................................. 5.500    09/01/14     1,095,120
 2,400    Kansas St Dev Fin Auth Lease Juvenile Justice
          Auth Ser D (MBIA Insd) (c)................... 5.000    05/01/12     2,509,224
   700    Olathe, KS Hlth Facs Rev Olathe Med Ctr Proj
          Ser A (AMBAC Insd)........................... 5.250    09/01/17       711,151
                                                                            -----------
                                                                              4,315,495
                                                                            -----------
          KENTUCKY  3.1%
 1,300    Kentucky Area Dev Dists Fing City of Ewing... 5.100    06/01/10     1,361,477
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          LOUISIANA  1.5%
$  185    Iberia Parish, LA Hosp Svc Dist No. 1 Hosp
          Rev.......................................... 7.500%   05/26/06   $   187,947
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A............................. 7.200    01/01/06       500,000
                                                                            -----------
                                                                                687,947
                                                                            -----------
          MASSACHUSETTS  2.2%
   400    Massachusetts St Hlth & Edl North Adams Regl
          Hosp Ser C................................... 6.250    07/01/04       415,484
   170    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj............................ 7.250    07/01/06       164,387
   430    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth, 144A--Private Placement (b)..... 6.200    06/01/08       406,328
                                                                            -----------
                                                                                986,199
                                                                            -----------
          MICHIGAN  1.5%
   440    John Tolfree Hlth Sys Corp MI Mtg Rev........ 5.450    09/15/06       424,706
   250    Michigan St Strategic Fd Ltd Oblig Rev United
          Waste Sys Proj............................... 5.200    04/01/10       239,762
                                                                            -----------
                                                                                664,468
                                                                            -----------
          MINNESOTA  1.6%
   500    Dakota Cnty, MN Hsg & Redev Auth Multi-Family
          Hsg Rev Affordable Hsg View Pointe Proj...... 6.000    11/01/09       485,950
   240    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj.................................... 7.000    11/01/06       245,640
                                                                            -----------
                                                                                731,590
                                                                            -----------
          MISSOURI  3.7%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)........................................ 7.000    09/01/12     1,650,210
                                                                            -----------

          MONTANA  1.2%
   500    Crow Fin Auth MT Tribal Purp Rev,
          144A--Private Placement (b).................. 5.400    10/01/07       526,420
                                                                            -----------

          NEBRASKA  2.2%
 1,000    American Pub Energy Agy NE Gas Sup Rev NE Pub
          Gas Agy Proj Ser A (AMBAC Insd) (a).......... 4.375    06/01/10       962,610
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW JERSEY  7.2%
$  500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
          Marine Terminal A............................ 7.375%   06/01/07   $   373,010
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)....... 8.000    05/15/04       277,077
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd)........... 7.000    07/01/06     1,147,160
   100    New Jersey Hlthcare Facs Fing Auth Rev-
          Palisades.................................... 7.500    07/01/06       103,168
   200    New Jersey Hlthcare Facs Fing Auth
          Rev-Palisades (Prerefunded @ 07/01/02)....... 7.500    07/01/06       211,418
   455    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.500    02/15/16       489,612
   565    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.600    02/15/17       610,754
                                                                            -----------
                                                                              3,212,199
                                                                            -----------
          NEW YORK  7.2%
   400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.......... 5.875    12/01/09       394,524
   500    New York City Ser A.......................... 7.000    08/01/07       577,730
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)........................................ 6.200    08/15/05     1,113,520
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20     1,097,660
                                                                            -----------
                                                                              3,183,434
                                                                            -----------
          NORTH CAROLINA  1.5%
   630    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser D........................................ 6.450    01/01/14       682,114
                                                                            -----------

          OHIO  2.9%
   395    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev-Port Cleveland Bd Fd B................... 6.500    05/15/05       403,674
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj......................................... 6.000    04/01/09       471,945
   400    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
          Med Cent Rfdg................................ 5.250    12/01/01       405,356
                                                                            -----------
                                                                              1,280,975
                                                                            -----------
          OKLAHOMA  0.2%
   110    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg............................ 5.750    10/01/03       109,056
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          OREGON  4.8%
$1,015    Multnomah Cnty, OR Ctfs Partn Ser A.......... 4.200%   08/01/08   $ 1,022,927
 1,000    Multnomah Cnty, OR Sch Dist No. 7 Reynolds... 5.625    06/15/13     1,093,340
                                                                            -----------
                                                                              2,116,267
                                                                            -----------
          PENNSYLVANIA  1.4%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg............... 5.300    03/15/03       227,446
   395    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A..... 6.100    06/01/03       393,459
                                                                            -----------
                                                                                620,905
                                                                            -----------
          SOUTH CAROLINA  0.8%
   350    Charleston Cnty, SC Hlth Facs Rev............ 5.400    04/01/04       347,785
                                                                            -----------

          TENNESSEE  2.4%
 1,500    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)........................................   *      06/01/15       739,920
   325    Municipal Energy Acq Corp TN Gas Rev (FSA
          Insd)........................................ 4.125    03/01/09       308,929
                                                                            -----------
                                                                              1,048,849
                                                                            -----------
          TEXAS  0.7%
   300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Arpt Proj Ser A............. 7.500    02/01/10       308,724
                                                                            -----------

          UTAH  1.3%
   545    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA Gtd).............................. 7.150    07/01/12       569,661
                                                                            -----------

          VIRGINIA  1.1%
   500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................. 7.450    01/01/09       487,755
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $41,305,695).....................................................    42,878,069
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          SHORT-TERM INVESTMENTS  8.4%
$  320    Clark Cnty, NV Sch Dist Adj Ser A............ 3.750%   06/15/21   $   320,000
   400    Idaho Hlth Facs Auth Rev St. Lukes Med Ctr... 3.850    07/01/30       400,000
   400    Indiana Hosp Equip Fin Auth Rev.............. 3.550    12/01/15       400,000
   900    New York City................................ 3.450    10/01/21       900,000
   300    New York City Ser A9 Subser A 10............. 3.800    08/01/17       300,000
   300    New York City Var Subser A 10................ 3.500    08/01/16       300,000
 1,100    Pinellas Cnty, FL Hlth Fac Pooled Hosp Ln Pgm
          Rfdg......................................... 3.800    12/01/15     1,100,000
                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,720,000)......................................................     3,720,000
                                                                            -----------

TOTAL INVESTMENTS  104.9%
  (Cost $45,025,695).....................................................    46,598,069
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.9%)............................    (2,185,762)
                                                                            -----------

NET ASSETS  100.0%.......................................................   $44,412,307
                                                                            ===========

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $45,025,695)........................  $46,598,069
Cash........................................................       55,163
Receivables:
  Interest..................................................      591,555
  Investments Sold..........................................       45,000
  Fund Shares Sold..........................................       38,805
Other.......................................................       90,182
                                                              -----------
    Total Assets............................................   47,418,774
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,505,525
  Fund Shares Repurchased...................................      237,433
  Income Distributions......................................       51,087
  Distributor and Affiliates................................       36,238
Trustees' Deferred Compensation and Retirement Plans........      116,606
Accrued Expenses............................................       59,578
                                                              -----------
    Total Liabilities.......................................    3,006,467
                                                              -----------
NET ASSETS..................................................  $44,412,307
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $43,448,006
Net Unrealized Appreciation.................................    1,572,374
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (36,064)
Accumulated Net Realized Loss...............................     (572,009)
                                                              -----------
NET ASSETS..................................................  $44,412,307
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $27,045,910 and 2,624,521 shares of
    beneficial interest issued and outstanding).............  $     10.31
    Maximum sales charge (3.25%* of offering price).........          .35
                                                              -----------
    Maximum offering price to public........................  $     10.66
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,927,661 and 964,652 shares of
    beneficial interest issued and outstanding).............  $     10.29
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,438,736 and 723,614 shares of
    beneficial interest issued and outstanding).............  $     10.28
                                                              ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $1,215,233
Other.......................................................        19,946
                                                                ----------
    Total Income............................................     1,235,179
                                                                ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $31,619, $46,650 and $35,913,
  respectively).............................................       114,182
Investment Advisory Fee.....................................       106,268
Accounting..................................................        24,436
Shareholder Services........................................        19,320
Shareholder Reports.........................................        18,492
Registration and Filing Fees................................        14,678
Legal.......................................................        12,224
Custody.....................................................         2,980
Trustees' Fees and Related Expenses.........................         3,582
Other.......................................................        15,772
                                                                ----------
    Total Expenses..........................................       331,934
    Investment Advisory Fee Reduction.......................        88,826
    Less Credits Earned on Cash Balances....................           400
                                                                ----------
    Net Expenses............................................       242,708
                                                                ----------
NET INVESTMENT INCOME.......................................    $  992,471
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (571,662)
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       403,555
  End of the Period.........................................     1,572,374
                                                                ----------
Net Unrealized Appreciation During the Period...............     1,168,819
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $  597,157
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $1,589,628
                                                                ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001 and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $   992,471          $  1,859,195
Net Realized Gain/Loss...........................      (571,662)              208,537
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     1,168,819              (489,085)
                                                    -----------          ------------
Change in Net Assets from Operations.............     1,589,628             1,578,647
                                                    -----------          ------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................      (555,687)           (1,343,777)
  Class B Shares.................................      (165,007)             (375,861)
  Class C Shares.................................      (126,909)             (226,148)
                                                    -----------          ------------
                                                       (847,603)           (1,945,786)
                                                    -----------          ------------

Distributions from Net Realized Gain:
  Class A Shares.................................       (15,792)                  -0-
  Class B Shares.................................        (6,277)                  -0-
  Class C Shares.................................        (5,254)                  -0-
                                                    -----------          ------------
                                                        (27,323)                  -0-
                                                    -----------          ------------
Total Distributions..............................      (874,926)           (1,945,786)
                                                    -----------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       714,702              (367,139)
                                                    -----------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     9,038,618            18,339,022
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       527,448             1,226,136
Cost of Shares Repurchased.......................    (7,434,234)          (23,163,962)
                                                    -----------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     2,131,832            (3,598,804)
                                                    -----------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     2,846,534            (3,965,943)
NET ASSETS:
Beginning of the Period..........................    41,565,773            45,531,716
                                                    -----------          ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $36,064 and $180,932,
  respectively)..................................   $44,412,307          $ 41,565,773
                                                    ===========          ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                           SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                             ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES             MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                              2001       2000     1999        1998         1997     1996
                           --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $10.14     $10.22   $10.73      $10.54       $10.21   $10.26
                             ------     ------   ------      ------       ------   ------
  Net Investment Income...      .25        .46      .47         .36          .48      .45
  Net Realized and
    Unrealized
    Gain/Loss.............      .13       (.05)    (.48)        .20          .32     (.03)
                             ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..............      .38        .41     (.01)        .56          .80      .42
                             ------     ------   ------      ------       ------   ------
Less:
  Distributions from and
    in Excess of Net
    Investment Income.....      .20        .49      .50         .37          .47      .47
  Distributions from Net
    Realized Gain.........      .01        -0-      -0-         -0-          -0-      -0-
                             ------     ------   ------      ------       ------   ------
Total Distributions.......      .21        .49      .50         .37          .47      .47
                             ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $10.31     $10.14   $10.22      $10.73       $10.54   $10.21
                             ======     ======   ======      ======       ======   ======

Total Return* (a).........    3.93%**    4.13%   -0.10%       5.36%**      8.08%    4.27%
Net Assets at End of the
  Period (In millions)....   $ 27.0     $ 26.6   $ 29.5      $ 20.6       $ 12.9   $ 12.5
Ratio of Expenses to
  Average Net Assets*.....     .85%      1.44%    1.28%       1.30%        1.52%    1.56%
Ratio of Net Investment
  Income to Average Net
  Assets*.................    4.96%      4.65%    4.49%       4.61%        4.67%    4.45%
Portfolio Turnover........      57%**      85%      65%         15%**        37%      45%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......    1.27%        N/A      N/A         N/A        1.67%    1.74%
Ratio of Net Investment
  Income to Average Net
  Assets..................    4.55%        N/A      N/A         N/A        4.52%    4.27%

 ** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include Rule 12b-1 fees of up to .25%.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                           SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                             ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS B SHARES             MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                              2001       2000     1999        1998         1997     1996
                           --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $10.13     $10.20   $10.71      $10.52       $10.21   $10.26
                             ------     ------   ------      ------       ------   ------
  Net Investment Income...      .22        .38      .39         .31          .40      .38
  Net Realized and
    Unrealized
    Gain/Loss.............      .12       (.04)    (.47)        .19          .32     (.03)
                             ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..............      .34        .34     (.08)        .50          .72      .35
                             ------     ------   ------      ------       ------   ------
Less:
  Distributions from and
    in Excess of Net
    Investment Income.....      .17        .41      .43         .31          .41      .40
  Distributions from Net
    Realized Gain.........      .01        -0-      -0-         -0-          -0-      -0-
                             ------     ------   ------      ------       ------   ------
Total Distributions.......      .18        .41      .43         .31          .41      .40
                             ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $10.29     $10.13   $10.20      $10.71       $10.52   $10.21
                             ======     ======   ======      ======       ======   ======

Total Return* (a).........    3.45%**    3.46%   -0.81%       4.74%**      7.23%    3.54%
Net Assets at End of the
  Period (In millions)....   $  9.9     $  8.6   $ 10.4      $ 15.2       $ 16.4   $ 16.4
Ratio of Expenses to
  Average Net Assets*.....    1.60%      2.20%    1.97%       2.06%        2.28%    2.32%
Ratio of Net Investment
  Income to Average Net
  Assets*.................    4.19%      3.90%    3.80%       3.90%        3.91%    3.69%
Portfolio Turnover........      57%**      85%      65%         15%**        37%      45%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......    2.02%        N/A      N/A         N/A        2.42%    2.50%
Ratio of Net Investment
  Income to Average Net
  Assets..................    3.77%        N/A      N/A         N/A        3.77%    3.51%

 ** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total return would be lower. These returns include Rule 12b-1 fees of 1%.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                           SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                             ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS C SHARES             MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                              2001       2000     1999        1998         1997     1996
                           --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $10.12     $10.20   $10.71      $10.52       $10.20   $10.26
                             ------     ------   ------      ------       ------   ------
  Net Investment Income...      .22        .39      .40         .31          .40      .37
  Net Realized and
    Unrealized
    Gain/Loss.............      .12       (.06)    (.48)        .19          .32     (.03)
                             ------     ------   ------      ------       ------   ------
Total from Investment
  Operations..............      .34        .33     (.08)        .50          .72      .34
                             ------     ------   ------      ------       ------   ------
Less:
  Distributions from and
    in Excess of Net
    Investment Income.....      .17        .41      .43         .31          .40      .40
  Distributions from Net
    Realized Gain.........      .01        -0-      -0-         -0-          -0-      -0-
                             ------     ------   ------      ------       ------   ------
Total Distributions.......      .18        .41      .43         .31          .40      .40
                             ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $10.28     $10.12   $10.20      $10.71       $10.52   $10.20
                             ======     ======   ======      ======       ======   ======

Total Return* (a).........    3.45%**    3.36%   -0.81%       4.74%**      7.23%    3.54%
Net Assets at End of the
  Period (In millions)....   $  7.4     $  6.4   $  5.6      $  3.3       $  3.1   $  5.8
Ratio of Expenses to
  Average Net Assets*.....    1.60%      2.20%    2.02%       2.06%        2.29%    2.32%
Ratio of Net Investment
  Income to Average Net
  Assets*.................    4.22%      3.90%    3.75%       3.89%        3.88%    3.70%
Portfolio Turnover........      57%**      85%      65%         15%**        37%      45%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......    2.02%        N/A      N/A         N/A        2.43%    2.50%
Ratio of Net Investment
  Income to Average Net
  Assets..................    3.80%        N/A      N/A         N/A        3.74%    3.52%

 ** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $11,161.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $45,025,695; the aggregate gross unrealized appreciation is $1,931,535 and the aggregate gross unrealized depreciation is $359,161, resulting in net unrealized appreciation on long- and short-term investments of $1,572,374.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $400 as a result of credits earned on cash balances.

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.50%
Over $500 million...........................................     0.45%

    For the six months ended March 31, 2001, the Adviser voluntarily waived $88,826 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $23,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of accounting and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $11,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $87,900 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $27,019,119, $9,368,039 and $7,060,848 for
Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   288,345    $ 2,928,659
  Class B...................................................   318,007      3,222,166
  Class C...................................................   286,999      2,887,793
                                                              --------    -----------
Total Sales.................................................   893,351    $ 9,038,618
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................    36,002    $   365,225
  Class B...................................................     8,031         81,328
  Class C...................................................     8,000         80,895
                                                              --------    -----------
Total Dividend Reinvestment.................................    52,033    $   527,448
                                                              ========    ===========
Repurchases:
  Class A...................................................  (319,438)   $(3,222,276)
  Class B...................................................  (213,264)    (2,169,628)
  Class C...................................................  (199,760)    (2,042,330)
                                                              --------    -----------
Total Repurchases...........................................  (732,462)   $(7,434,234)
                                                              ========    ===========

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $26,947,511, $8,234,173 and $6,134,490 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,064,994    $ 10,687,773
  Class B.................................................     463,760       4,641,788
  Class C.................................................     302,034       3,009,461
                                                            ----------    ------------
Total Sales...............................................   1,830,788    $ 18,339,022
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      85,440    $    856,863
  Class B.................................................      20,237         202,572
  Class C.................................................      16,652         166,701
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,329    $  1,226,136
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,417,160)   $(14,223,944)
  Class B.................................................    (655,558)     (6,550,781)
  Class C.................................................    (238,373)     (2,389,237)
                                                            ----------    ------------
Total Repurchases.........................................  (2,311,091)   $(23,163,962)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 27,309 and 581,461 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within four years of the

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................    3.00%           1.00%
Second......................................................    2.50%            None
Third.......................................................    2.00%            None
Fourth......................................................    1.00%            None
Fifth and Thereafter........................................     None            None

    For the six months ended March 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $5,100 and CDSC on redeemed shares of approximately $9,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,715,924 and $24,546,440 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to

NOTES TO FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts for the six months ended March 31, 2001.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $64,100.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110-1713

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright()(C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                         TOP FIVE HOLDINGS       7
                          TOP FIVE SECTORS       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                      A SHARES   B SHARES   C SHARES
------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   7.62%      7.29%      7.14%
------------------------------------------------------------------------
Six-month total return(2)                2.52%      3.29%      6.14%
------------------------------------------------------------------------
One-year total return(2)                 5.91%      6.44%      9.28%
------------------------------------------------------------------------
Five-year average annual total
return(2)                                5.23%      5.23%      5.46%
------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                5.66%      5.65%      5.65%
------------------------------------------------------------------------
Commencement date                     07/29/94   07/29/94   07/29/94
------------------------------------------------------------------------
Distribution rate(3)                     4.44%      3.92%      3.92%
------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                  6.94%      6.13%      6.13%
------------------------------------------------------------------------
SEC Yield(5)                             5.09%      4.56%      4.56%
------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.36%, 3.80% and 3.80% for Classes A, B and C, respectively, and total returns would have been lower.

    A portion of the interest income from the Fund may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    No representation is made as to any insurer's ability to meet its commitments. While the Fund attempts to achieve its investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase, this insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2001
- AAA/Aaa............  98.1%
- AA/Aa..............   1.9%

                                     [PIE CHART]
As of September 30, 2000
- AAA/Aaa............  96.1%
- AA/Aa..............   2.1%
- BBB/Baa............   1.8%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               Dividends
10/00                                                                               0.06
11/00                                                                               0.06
12/00                                                                               0.06
1/01                                                                                0.06
2/01                                                                                0.06
3/01                                                                                0.06

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS*

(as a percentage of long-term investments--March 31, 2001)

Sunrise, Florida, Utility System Revenue Refunding           5.7%
---------------------------------------------------------------------
Florida State Board of Education Lottery Revenue Series B    4.8%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series A Refunding                                 4.1%
---------------------------------------------------------------------
Florida State Turnpike Authority Turnpike Revenue Series A   3.1%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series A                                           3.0%
---------------------------------------------------------------------

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                        March 31, 2001                    September 30,2000
Public Education                                                                 23.00                                18.90
Water & Sewer                                                                    16.20                                14.60
Retail Electric/Gas/Telephone                                                    10.60                                10.10
Transportation                                                                    8.80                                11.60
General Purpose                                                                   8.70                                 7.00

* Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN FLORIDA
INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. The fourth quarter gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization, as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Responding to the stronger performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than $1.7 billion, a clear vote of confidence after the net drop of $10.5 billion in total municipal fund assets over the year 2000.

    Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates. Compared to the year-ago period, issuance of insured Florida municipal bonds in the first quarter was up 14 percent to $3.7 billion. The high quality of the portfolio helped it weather the tough markets of the past six months, and enabled it to participate more fully in the improved markets during the first quarter of 2001. The Fed's rate easing helped create a more favorable environment within the fixed income market. Overall, the fund had strong performance relative to its index benchmark--the Lehman Brothers Municipal Bond Index--and other state funds.

    The fund achieved a total return of 7.62 percent through the six months ended March 31, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). The fund's dividend was unchanged during the period, so the fund continued to provide shareholders with an attractive monthly dividend of $.0600 per Class A share, which translates to a distribution rate of 4.44 percent based on the fund's maximum offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 6.94 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.69 percent for the same period. Another commonly used index, the Lehman Brothers Florida Insured Municipal Bond Index (maturities greater than 5 years), produced a total return of 7.52 percent for the same period. These indexes are unmanaged, broad-based statistical composites of municipal bonds and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIC DECISIONS
    DID YOU MAKE IN LIGHT OF THESE CONDITIONS?

A   In response to the uncertainty
surrounding the economy and the cautious tone of the fixed income market, we felt it was prudent to increase the overall credit quality of the portfolio. Over the six-month reporting period, the fund's allocation to securities rated AAA was increased by 2.0 percent, to 98.1 percent of total long-term investments. As of March 31, 2001, the remainder of the portfolio's assets (1.9 percent) was in securities rated AA.

    During the period, we sold all of the BBB rated securities that had been in the portfolio (1.8 percent of long-term investments as of September 30, 2000) and allocated the proceeds to higher-quality securities. These BBB rated bonds had been purchased in 1997 and 1998, at a time when yield spreads were much tighter. As yield spreads widened over time, the performance of these lower-rated securities lagged that of the higher-quality segment of the market. The sale was compatible with our general strategy, as it allowed us to upgrade the credit profile of the fund, yet still maintain a competitive yield. At the same time, we were also able to improve the call protection of the portfolio and take a small tax loss to offset some taxable capital gains.

    The fund's overall credit quality structure is now more closely aligned with its peer group--the Lehman Brothers Municipal Bond Index. Its concentration in high-quality insured securities benefited the fund during market rallies, as investor demand for low-risk investments during times of market volatility helped this sector outperform the lower-rated segment of the market.

    The portfolio's overall composition by sector was generally stable over the reporting period. The largest shift in assets was an increase in the fund's largest sector holding, public education bonds, a position that was increased to
23.0 percent of total long-term investments, up from 18.9 percent at the start of the period. This reflected our preference for bonds that were backed by essential services.

    In a similar vein, holdings in the water and sewer sector were increased to
16.2 percent of long-term investments, up 1.6 percent. The portfolio's third largest allocation (10.6 percent) was in retail electric/gas/telephone issues.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   While rate cuts by the Fed may
have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand will help drive performance, and the portfolio may be well positioned to benefit from the market's supply-and-demand dynamics.

    Market participants in Florida are carefully monitoring debate in the state legislature that may affect the status of the Florida intangibles tax, which was scheduled to be rolled back over a two-year period. A fraction of members of the legislature, worried that the state is losing too much revenue too quickly, is seeking to slow the rate at which the intangibles tax is reduced. Because the fund invests in Florida municipal securities, the income it earns and pays to fund shareholders is exempt from this intangibles tax, making it more attractive to investors. Any delay in the tax roll-back would therefore be seen as a positive development for the fund.

    In the meantime, we plan to maintain the fund's current emphasis on quality and seek to add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  96.9%
          FLORIDA  96.0%
$  690    Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC
          Insd)........................................ 4.750%   07/01/17   $   673,537
   370    Brevard Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.650    09/01/21       393,584
   650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd)... 5.750    12/01/13       683,917
 1,000    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd)................................. 5.400    07/01/12     1,081,010
   500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
          Ser A Rfdg (FSA Insd)........................ 6.500    08/15/12       528,590
   500    Dade Cnty, FL Aviation Rev Ser B (MBIA
          Insd)........................................ 5.600    10/01/26       518,545
 1,000    Dade Cnty, FL Edl Fac Auth Rev Univ of Miami
          Ser B (MBIA Insd)............................ 5.750    04/01/20     1,055,020
   500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 05/01/04) (MBIA Insd)......... 6.000    05/01/14       541,580
   750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd)........................................ 5.375    10/01/16       782,745
   900    Daytona Beach, FL Wtr & Swr Rev (AMBAC
          Insd)........................................ 5.750    11/15/10       939,123
 1,250    Escambia Cnty, FL Hlth Fac Rev FL Hlthcare
          Fac (AMBAC Insd)............................. 5.950    07/01/20     1,374,825
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev
          (FGIC Insd).................................. 5.250    01/01/24     1,010,050
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev Ser
          B (FGIC Insd)................................   *      01/01/15       510,100
   575    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)........................................ 5.750    11/01/14       635,852
 1,200    Florida Ports Fin Comm Rev St Trans Trust Fd
          Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29     1,224,468
 2,000    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          A (Prerefunded @ 06/01/04)................... 5.875    06/01/16     2,162,580
 3,250    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          A Rfdg (FGIC Insd)........................... 4.500    06/01/23     2,936,635
 2,000    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          C (FGIC Insd)................................ 5.750    06/01/29     2,128,960

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,250    Florida St Brd of Edl Lottery Rev Ser A (FGIC
          Insd)........................................ 6.000%   07/01/12   $ 1,423,775
 1,000    Florida St Brd of Edl Lottery Rev Ser A (FGIC
          Insd)........................................ 6.000    07/01/14     1,124,300
 3,250    Florida St Brd of Edl Lottery Rev Ser B (FGIC
          Insd)........................................ 5.250    07/01/13     3,419,682
   750    Florida St Brd Regts Hsg Rev (MBIA Insd)..... 5.750    07/01/14       827,325
 2,000    Florida St Brd Regts Univ Sys Impt Rev (AMBAC
          Insd)........................................ 4.500    07/01/23     1,805,540
 1,000    Florida St Dept Envrnmtl Protn Presvtn Rev
          Ser A (FGIC Insd)............................ 5.250    07/01/05     1,063,450
 1,750    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A (AMBAC
          Insd)........................................ 5.000    07/01/12     1,812,825
   500    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A Rfdg
          (FSA Insd)................................... 5.500    07/01/09       548,740
 1,500    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser B (FSA
          Insd)........................................ 5.250    07/01/11     1,602,855
 1,750    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
          Rfdg (FGIC Insd)............................. 5.500    07/01/05     1,878,135
 2,500    Florida St Tpk Auth Tpk Rev Ser A (FSA
          Insd)........................................ 4.500    07/01/28     2,217,425
   500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..... 5.560    12/01/20       529,595
 1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd)........................................ 6.100    10/01/18     1,080,400
 1,500    Inland Protn Fin Corp FL Spl Oblig Rev (FSA
          Insd)........................................ 5.000    01/01/03     1,541,070
 1,000    Jacksonville, FL Elec Auth Rev Saint John's
          Pwr-2 Ser 7 Rfdg (MBIA Insd)................. 5.500    10/01/14     1,023,300
 1,250    Jacksonville, FL Sales Tax Rev River City
          Renaissance Proj (FGIC Insd)................. 6.000    10/01/04     1,350,675
 1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
          Proj (AMBAC Insd)............................ 6.350    08/01/25     1,069,120
 1,000    Lakeland, FL Elec & Wtr Rev Ser A Rfdg (MBIA
          Insd)........................................ 5.000    10/01/28       973,330
   500    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A (GNMA
          Collateralized).............................. 7.450    09/01/27       561,035
   865    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
          Collateralized).............................. 6.875    11/01/26       974,682

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$  835    Martin Cnty, FL Consolidated Util Sys Rev
          (FGIC Insd).................................. 5.750%   10/01/08   $   896,715
   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)...... 6.250    10/01/18       601,893
   500    Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd)......... 6.750    10/01/25       558,175
   695    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       727,185
 1,000    Orange Cnty, FL Sch Brd Ctfs Partn Ser A
          (Variable Rate Coupon) (MBIA Insd)........... 5.000    08/01/20       988,820
   900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
          (Prerefunded @ 10/01/02) (AMBAC Insd)........ 6.500    10/01/19       961,434
   750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.375    08/01/15       825,345
 1,000    Pinellas Cnty, FL Hlth Fac Auth Rev Baycare
          Hlth Sys (FSA Insd).......................... 5.000    11/15/30       964,470
 1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
          Fac Rev Tampa Elec Co Proj (AMBAC Insd)...... 5.850    12/01/30     1,046,970
   750    Polk Cnty, FL Sch Brd Ctfs Partn Master Lease
          Ser A (FSA Insd)............................. 5.500    01/01/16       799,807
 1,100    Port Saint Lucie, FL Spl Assmt Rev Util Svc
          Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18     1,104,158
 1,000    Port Saint Lucie, FL Util Rev Rfdg & Impt Ser
          A (MBIA Insd)................................ 5.125    09/01/27       997,080
 1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser
          1991-1 (Prerefunded @ 10/01/01) (MBIA
          Insd)........................................ 6.500    10/01/16     1,027,110
 1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2A
          Rfdg (MBIA Insd)............................. 5.500    10/01/13     1,083,120
   750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
          10/01/04) (FGIC Insd)........................ 6.500    10/01/14       838,305
 4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22     4,092,120
 1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
          (FSA Insd)................................... 4.750    10/01/26       932,420
 1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
          Insd)........................................ 5.125    10/01/10     1,334,988
 1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
          Insd)........................................ 4.750    10/01/27       931,450
   500    Village Ctr Cmnty Dev Dist FL Rectl Rev Ser A
          (MBIA Insd).................................. 5.200    11/01/25       497,300
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250    10/15/19     1,022,190

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250%   10/15/22   $ 1,010,820
   500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
          Mem Hlth Rfdg & Impt (AMBAC Insd)............ 5.750    11/15/13       530,120
 1,340    West Palm Beach, FL.......................... 5.250    03/01/17     1,376,180
                                                                            -----------
                                                                             71,156,555
                                                                            -----------
          PUERTO RICO  0.9%
   650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser M Rfdg (FSA Insd).................... 5.750    07/01/15       678,054
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $67,007,247).....................................................    71,834,609
SHORT-TERM INVESTMENT  1.1%
  (Cost $800,000)........................................................       800,000
                                                                            -----------
TOTAL INVESTMENTS  98.0%
  (Cost $67,807,247).....................................................    72,634,609
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..............................     1,466,280
                                                                            -----------

NET ASSETS  100.0%.......................................................   $74,100,889
                                                                            ===========

* Zero coupon bond

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $67,807,247)........................    $72,634,609
Cash........................................................          1,248
Receivables:
  Interest..................................................      1,297,199
  Fund Shares Sold..........................................        408,725
  Investments Sold..........................................         80,000
Other.......................................................         79,463
                                                                -----------
    Total Assets............................................     74,501,244
                                                                -----------
LIABILITIES:
Payables:
  Income Distributions......................................        131,395
  Fund Shares Repurchased...................................         77,618
  Distributor and Affiliates................................         53,791
Trustees' Deferred Compensation and Retirement Plans........         95,881
Accrued Expenses............................................         41,670
                                                                -----------
    Total Liabilities.......................................        400,355
                                                                -----------
NET ASSETS..................................................    $74,100,889
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $72,290,789
Net Unrealized Appreciation.................................      4,827,362
Accumulated Undistributed Net Investment Income.............        152,107
Accumulated Net Realized Loss...............................     (3,169,369)
                                                                -----------
NET ASSETS..................................................    $74,100,889
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,878,406 and 2,324,334 shares of
    beneficial interest issued and outstanding).............    $     15.44
    Maximum sales charge (4.75%* of offering price).........            .77
                                                                -----------
    Maximum offering price to public........................    $     16.21
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $35,351,723 and 2,288,365 shares of
    beneficial interest issued and outstanding).............    $     15.45
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,870,760 and 185,764 shares of
    beneficial interest issued and outstanding).............    $     15.45
                                                                ===========

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $1,803,600
Other.......................................................        32,187
                                                                ----------
    Total Income............................................     1,835,787
                                                                ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $34,021, $132,048 and $12,782,
  respectively).............................................       178,851
Investment Advisory Fee.....................................       172,817
Accounting..................................................        24,315
Shareholder Services........................................        19,105
Shareholder Reports.........................................        18,548
Legal.......................................................         9,994
Trustees' Fees and Related Expenses.........................         4,138
Custody.....................................................         3,423
Other.......................................................        21,977
                                                                ----------
    Total Expenses..........................................       453,168
    Expense Reduction ($172,817 Investment Advisory Fee and
      $81,246 Other)........................................       254,063
    Less Credits Earned on Cash Balances....................           952
                                                                ----------
    Net Expenses............................................       198,153
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,637,634
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   10,427
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,617,866
  End of the Period.........................................     4,827,362
                                                                ----------
Net Unrealized Appreciation During the Period...............     3,209,496
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $3,219,923
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $4,857,557
                                                                ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001
and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 1,637,634          $  3,054,702
Net Realized Gain/Loss...........................        10,427            (1,945,315)
Net Unrealized Appreciation During the Period....     3,209,496             2,074,517
                                                    -----------          ------------
Change in Net Assets from Operations.............     4,857,557             3,183,904
                                                    -----------          ------------
Distributions from Net Investment Income:
  Class A Shares.................................      (818,136)           (1,645,156)
  Class B Shares.................................      (643,995)           (1,227,060)
  Class C Shares.................................       (51,008)              (98,183)
                                                    -----------          ------------
Total Distributions..............................    (1,513,139)           (2,970,399)
                                                    -----------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     3,344,418               213,505
                                                    -----------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    13,412,981            18,770,175
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       688,838             1,361,508
Cost of Shares Repurchased.......................    (6,286,446)          (29,312,792)
                                                    -----------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     7,815,373            (9,181,109)
                                                    -----------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    11,159,791            (8,967,604)
NET ASSETS:
Beginning of the Period..........................    62,941,098            71,908,702
                                                    -----------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $152,107
  and $27,612, respectively).....................   $74,100,889          $ 62,941,098
                                                    ===========          ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                               ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES               MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                2001       2000     1999        1998         1997     1996
                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $14.69     $14.58   $15.92      $15.55       $15.06   $15.20
                               ------     ------   ------      ------       ------   ------
  Net Investment Income.....      .38        .73      .78         .56          .76      .78
  Net Realized and
    Unrealized Gain/Loss....      .73        .10    (1.35)        .39          .51     (.15)
                               ------     ------   ------      ------       ------   ------
Total from Investment
  Operations................     1.11        .83     (.57)        .95         1.27      .63
                               ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .36        .72      .77         .58          .77      .77
  Distributions from Net
    Realized Gain...........      -0-        -0-      -0-         -0-          .01      -0-
                               ------     ------   ------      ------       ------   ------
Total Distributions.........      .36        .72      .77         .58          .78      .77
                               ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $15.44     $14.69   $14.58      $15.92       $15.55   $15.06
                               ======     ======   ======      ======       ======   ======

Total Return* (a)...........    7.62%**    5.89%   -3.74%       6.26%**      8.72%    4.37%
Net Assets at End of the
  Period (In millions)......   $ 35.9     $ 31.2   $ 39.8      $ 27.1       $ 29.3   $ 22.2
Ratio of Expenses to Average
  Net Assets*...............     .26%       .48%     .37%        .60%         .59%     .28%
Ratio of Net Investment
  Income to Average Net
  Assets*...................    5.05%      5.11%    4.98%       4.85%        5.05%    5.31%
Portfolio Turnover..........       8%**      61%     101%         50%**        48%      73%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................     .99%      1.20%    1.10%       1.30%        1.29%    1.47%
Ratio of Net Investment
  Income to Average Net
  Assets....................    4.32%      4.39%    4.25%       4.15%        4.35%    4.13%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                              ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS B SHARES              MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                               2001       2000     1999        1998         1997     1996
                            --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $14.69     $14.58   $15.93      $15.55       $15.06   $15.20
                              ------     ------   ------      ------       ------   ------
  Net Investment Income....      .33        .62      .66         .48          .65      .67
  Net Realized and
    Unrealized Gain/Loss...      .73        .10    (1.35)        .39          .51     (.15)
                              ------     ------   ------      ------       ------   ------
Total from Investment
  Operations...............     1.06        .72     (.69)        .87         1.16      .52
                              ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......      .30        .61      .66         .49          .66      .66
  Distributions from Net
    Realized Gain..........      -0-        -0-      -0-         -0-          .01      -0-
                              ------     ------   ------      ------       ------   ------
Total Distributions........      .30        .61      .66         .49          .67      .66
                              ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $15.45     $14.69   $14.58      $15.93       $15.55   $15.06
                              ======     ======   ======      ======       ======   ======

Total Return* (a)..........    7.29%**    5.06%   -4.51%       5.74%**      7.91%    3.58%
Net Assets at End of the
  Period (In millions).....   $ 35.4     $ 29.5   $ 29.0      $ 23.6       $ 22.5   $ 18.9
Ratio of Expenses to
  Average Net Assets*......     .88%      1.26%    1.13%       1.35%        1.33%    1.03%
Ratio of Net Investment
  Income to Average Net
  Assets*..................    4.43%      4.33%    4.23%       4.09%        4.30%    4.56%
Portfolio Turnover.........       8%**      61%     101%         50%**        48%      73%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......    1.61%      1.98%    1.86%       2.05%        2.03%    2.22%
Ratio of Net Investment
  Income to Average Net
  Assets...................    3.70%      3.61%    3.50%       3.39%        3.60%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                               ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS C SHARES               MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                2001       2000     1999        1998         1997     1996
                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $14.71     $14.59   $15.94      $15.58       $15.08   $15.21
                               ------     ------   ------      ------       ------   ------
  Net Investment Income.....      .32        .63      .66         .48          .67      .67
  Net Realized and
    Unrealized Gain/Loss....      .72        .10    (1.35)        .37          .50     (.14)
                               ------     ------   ------      ------       ------   ------
Total from Investment
  Operations................     1.04        .73     (.69)        .85         1.17      .53
                               ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .30        .61      .66         .49          .66      .66
  Distributions from Net
    Realized Gain...........      -0-        -0-      -0-         -0-          .01      -0-
                               ------     ------   ------      ------       ------   ------
Total Distributions.........      .30        .61      .66         .49          .67      .66
                               ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $15.45     $14.71   $14.59      $15.94       $15.58   $15.08
                               ======     ======   ======      ======       ======   ======

Total Return* (a)...........    7.14%**    5.13%   -4.51%       5.60%**      7.97%    3.65%
Net Assets at End of the
  Period (In millions)......   $  2.9     $  2.2   $  3.1      $  1.6       $  1.2   $   .8
Ratio of Expenses to Average
  Net Assets*...............    1.06%      1.22%    1.14%       1.32%        1.37%    1.03%
Ratio of Net Investment
  Income to Average Net
  Assets*...................    4.23%      4.37%    4.28%       4.08%        4.38%    4.56%
Portfolio Turnover..........       8%**      61%     101%         50%**        48%      73%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................    1.79%      1.94%    1.87%       2.03%        2.06%    2.22%
Ratio of Net Investment
  Income to Average Net
  Assets....................    3.50%      3.65%    3.55%       3.38%        3.68%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangibles personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $65,158.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $2,315,103 which will expire between September 30, 2005 and September 30, 2008.

    At March 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $67,807,247, the aggregate gross unrealized appreciation is $4,831,063 and the aggregate gross unrealized depreciation is $3,701, resulting in net unrealized appreciation on long- and short-term investments of $4,827,362.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principle and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $952 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       0.50%
Over $500 million...........................................       0.45%

    For the six months ended March 31, 2001, the Adviser voluntarily waived $172,817 of its investment advisory fees and assumed $81,246 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $20,400 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of accounting and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $10,900. All of these expenses were assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $75,548 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $35,285,190, $34,084,320 and $2,921,279 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   393,846    $ 5,970,785
  Class B...................................................   419,803      6,400,448
  Class C...................................................    67,982      1,041,748
                                                              --------    -----------
Total Sales.................................................   881,631    $13,412,981
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................    26,133    $   397,874
  Class B...................................................    18,050        274,818
  Class C...................................................     1,059         16,146
                                                              --------    -----------
Total Dividend Reinvestment.................................    45,242    $   688,838
                                                              ========    ===========
Repurchases:
  Class A...................................................  (221,901)   $(3,391,381)
  Class B...................................................  (157,541)    (2,395,546)
  Class C...................................................   (32,571)      (499,519)
                                                              --------    -----------
Total Repurchases...........................................  (412,013)   $(6,286,446)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $32,307,912, $29,804,600 and $2,362,904 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     762,556    $ 10,937,026
  Class B.................................................     491,604       7,097,963
  Class C.................................................      51,035         735,186
                                                            ----------    ------------
Total Sales...............................................   1,305,195    $ 18,770,175
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,849    $    805,848
  Class B.................................................      35,909         518,765
  Class C.................................................       2,557          36,895
                                                            ----------    ------------
Total Dividend Reinvestment...............................      94,315    $  1,361,508
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,423,436)   $(20,319,270)
  Class B.................................................    (508,265)     (7,319,747)
  Class C.................................................    (117,202)     (1,673,775)
                                                            ----------    ------------
Total Repurchases.........................................  (2,048,903)   $(29,312,792)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 2,099 and 25,095 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within six years

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $11,900 and CDSC on redeemed shares of approximately $36,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,426,835 and $5,051,759, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $122,400.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWER, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                         TOP FIVE HOLDINGS       7
                          TOP FIVE SECTORS       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    7.17%      6.71%      6.71%
-------------------------------------------------------------------------
Six-month total return(2)                 2.10%      2.71%      5.71%
-------------------------------------------------------------------------
One-year total return(2)                  6.37%      6.75%      9.82%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.87%      5.87%      6.14%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.10%      6.09%      6.10%
-------------------------------------------------------------------------
Commencement date                      07/29/94   07/29/94   07/29/94
-------------------------------------------------------------------------
Distribution rate(3)                      4.72%      4.21%      4.21%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   7.92%      7.06%      7.06%
-------------------------------------------------------------------------
SEC Yield(5)                              4.64%      4.07%      4.07%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.02%, 3.43%, and 3.42% for Classes A, B and C Shares, respectively, and total returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of March 31, 2001
- AAA/Aaa............  34.9%
- AA/Aa..............  28.7%
- A/A................  18.3%
- BBB/Baa............  11.9%
- BB/Ba..............   0.4%
- Non-Rated..........   5.8%

                                     [PIE CHART]
As of September 30, 2000
- AAA/Aaa............  37.7%
- AA/Aa..............  19.2%
- A/A................  18.3%
- BBB/Baa............  15.0%
- BB/Ba..............   0.6%
- Non-Rated..........   9.2%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                               Dividends
10/00                                                                             0.0610
11/00                                                                             0.0610
12/00                                                                             0.0610
1/01                                                                              0.0610
2/01                                                                              0.0610
3/01                                                                              0.0644

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS*

(as a percentage of long-term investments--March 31, 2001)

New York City Series E (5.50% coupon)                        3.5%
---------------------------------------------------------------------
New York City Transitional Financial Authority Revenue
Series B                                                     2.7%
---------------------------------------------------------------------
New York City Transitional Financial Authority Revenue
Series B (FGIC Insd)                                         2.7%
---------------------------------------------------------------------
New York St Dorm Authority Revenue Mental Health Services
Facilities Improvement Series D                              2.6%
---------------------------------------------------------------------
New York City Series E (5.25% coupon)                        2.4%
---------------------------------------------------------------------

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       March 31, 2001                   September 30, 2000
General Purpose                                                                    32                                 14.8
Higher Education                                                                 21.6                                 32.3
Health Care                                                                       7.9                                  3.2
Transportation                                                                    7.8                                 10.3
Other Care                                                                        7.6                                  9.4

* Subject to change daily.

                                                                [PIETRZAK PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN NEW YORK
TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. The fourth quarter gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization, as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    The demand for New York municipal bonds has been steady, and is likely to be sustained by the state's relatively high income tax rate. A number of credits within the state have been upgraded over the past few months, and the state budget has been on solid footing.

    Responding to the stronger performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than $1.7 billion, a clear vote of confidence after the net drop of $10.5 billion in total muni fund assets over the year 2000. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates. For the period, the fund achieved a total return of 7.17 percent through the six months ended March 31, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). The fund's dividend was increased in March 2001, so the fund continues to provide shareholders with an attractive level of tax-exempt income. Its monthly dividend of $0.0644 per Class A share translates to a distribution rate of 4.72 percent based on the fund's maximum offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 7.92 percent on a taxable investment (for an investor in the 40.4 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the fund.

    Of course, past performance is no guarantee of future results As a result of recent market activity, current performance may vary from the figures shown. By comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 6.69 percent, and the Lehman Brothers New York Municipal Bond Index (maturities greater than five years),which we believe closely resembles the fund, returned 6.92 percent for the same time period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds, and the Lehman Brothers New York Municipal Bond Index reflects a statistical composite of New York investment-grade municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

Q   WHAT STRATEGIC DECISIONS
    DID YOU MAKE IN LIGHT OF THESE CONDITIONS?

A   In response to the uncertainty
surrounding the economy and the cautious tone of the fixed income market, we felt it was prudent to increase the overall credit quality of the portfolio.

    Over the six-month reporting period, the fund's allocation to securities rated A or better increased to more than 80 percent of long-term investments, with the largest gain coming in the AA rated sector, which rose to 28.7 percent of long-term investments, up by 9.5 percent. AAA rated securities accounted for
34.9 percent of long-term investments. As of March 31, 2001, the fund's allocation to BBB rated and non-rated issues had been decreased by 3.1 percent and 3.4 percent, respectively.

    Part of the fund's increased credit quality profile was the result of having several of its holdings upgraded over the course of the reporting period. Other gains came from new purchases in higher-grade securities.

    This bias toward higher-quality securities benefited the fund during the market's rally, though it reduced the fund's earning power to a certain extent. Nevertheless, the fund's income stream was strong enough to warrant an increase in its monthly dividend during the period.

    We continued to invest selectively in certain lower-rated, higher-yielding securities to supplement the fund's income stream. We also sought to capture attractive relative values by moving a portion of fund assets into securities with intermediate maturities, particularly in the 10-year to 15-year maturity range.

    At the close of the period, general-purpose bonds represented the fund's largest commitment by sector, accounting for 32.0 percent of total long-term investments, up 17.2 percent from the beginning of the period. The fund's second largest allocation was higher-education bonds, even though holdings in this sector were reduced to 21.6 percent of long-term investments, down from 32.3 percent at the end of September 2000.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   While rate cuts by the Fed may
have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the growth rate of the national economy levels off, it's likely we'll see the market stabilize and trade in a narrow range over the near term.

    The financial services sector has helped bolster New York's regional economy, but recent turmoil in the markets could have a negative impact on the industry. At the very least, the national slowdown is sure to affect the state economy to some degree. However, a broad range of infrastructure projects are either proposed or underway, so the availability of municipal bonds to fund these ventures should help maintain supply in the New York market.

    Despite the turbulence and uncertainty of recent months, we expect flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance, and the portfolio is well positioned to benefit from the market's supply-and-demand dynamics.

    We expect to maintain the portfolio's higher credit quality, while still venturing selectively into lower-rated, higher-yielding bonds to help support the fund's dividend. At present, the intermediate-term portion of the maturity spectrum appears to hold the best value, and we will pursue opportunities to invest in this sector.

    As always, we plan to continue looking for opportunities to enhance the fund's yield component and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  96.2%
          NEW YORK  93.3%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................. 6.875%   06/01/39   $   304,494
   500    Erie Cnty, NY Indl Dev Agy Civic Fac Rev
          Depaul Ppty Inc Proj Ser A................... 5.750    09/01/28       378,540
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg (Prerefunded @
          03/01/06).................................... 7.500    03/01/26       591,205
 1,250    Long Island Power Auth, NY Elec Sys Rev Gen
          Ser A (AMBAC Insd)........................... 5.500    12/01/09     1,377,000
 1,000    Long Island Power Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd)............................. 5.000    12/01/18     1,001,750
 1,750    Long Island Power Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd)............................. 5.000    09/01/27     1,697,272
 1,645    Metropolitan Tran Auth NY Commuter Fac Rev... 5.500    07/01/14     1,745,559
   500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A..................... 6.250    03/01/28       365,560
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John
          Fisher College Proj.......................... 5.375    06/01/09     1,236,000
   325    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.800    04/01/08       317,544
   395    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 5.150    04/01/12       382,277
 1,550    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 5.250    04/01/19     1,472,950
   375    Mount Vernon, NY Indl Dev Agy Wartburg Sr Hsg
          Inc Meadowview............................... 6.000    06/01/09       364,005
 1,500    Municipal Assistance Corp for New York City
          Ser O........................................ 5.250    07/01/08     1,617,420
 1,000    Nassau Cnty, NY Ser F........................ 7.000    03/01/03     1,057,040
 1,000    New York City Indl Dev Agy Brooklyn Navy
          Yard......................................... 5.650    10/01/28       933,440
   490    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled........... 7.500    08/01/26       499,785

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj................. 5.750%   09/01/17   $   523,915
   375    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................. 5.700    01/01/04       393,480
   350    New York City Indl Dev Civic Touro College
          Proj Ser A................................... 6.350    06/01/29       331,783
   500    New York City Indl Dev Civic YMCA Greater NY
          Proj......................................... 6.000    08/01/07       519,815
   500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (AMBAC Insd)....................... 5.375    06/15/19       507,470
 1,325    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B.................................... 6.000    06/15/33     1,448,079
 1,000    New York City Ser A Rfdg..................... 5.250    03/15/14     1,055,000
 1,000    New York City Ser A Rfdg..................... 5.250    03/15/15     1,045,350
   500    New York City Ser B.......................... 5.700    08/15/07       547,165
 1,000    New York City Ser B (MBIA Insd).............. 5.875    08/01/15     1,108,390
 1,750    New York City Ser E.......................... 5.250    08/01/08     1,875,720
 2,500    New York City Ser E.......................... 5.500    08/01/10     2,727,525
 1,500    New York City Ser G.......................... 5.250    08/01/16     1,539,180
 1,020    New York City Ser H.......................... 5.750    03/15/13     1,122,347
   500    New York City Ser H (Prerefunded @ 02/01/02)
          (FSA Insd)................................... 7.000    02/01/21       523,490
 1,250    New York City Ser K.......................... 5.625    08/01/13     1,347,700
 2,000    New York City Tran Fin Auth Rev Ser B........ 5.500    02/01/15     2,145,940
 2,250    New York City Tran Fin Auth Rev Ser B (FGIC
          Insd)........................................ 4.750    11/01/23     2,109,150
 1,250    New York City Tran Fin Auth Rev Ser C........ 5.000    05/01/26     1,215,988
   510    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)........... 5.500    07/01/09       560,092
   600    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)........... 5.500    07/01/10       660,942
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd)...................... 5.250    07/01/25     1,009,040
 1,230    New York St Dorm Auth Rev City Univ Ser D
          Rfdg (FSA Insd).............................. 5.750    07/01/12     1,367,489
   750    New York St Dorm Auth Rev City Univ Sys Cons
          Ser A........................................ 5.625    07/01/16       817,590

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Dorm Auth Rev City Univ Sys Cons
          Ser B........................................ 6.000%   07/01/14   $ 1,121,730
   600    New York St Dorm Auth Rev City Univ Sys Third
          Genl Res 2 Rfdg.............................. 6.000    07/01/05       654,174
 1,500    New York St Dorm Auth Rev Hosp NY &
          Presbyterian (AMBAC Insd).................... 4.750    08/01/27     1,389,705
 1,875    New York St Dorm Auth Rev Mental Hlth Svcs
          Facs Impt Ser D (FSA Insd)................... 5.500    08/15/08     2,049,881
 1,200    New York St Dorm Auth Rev Miriam Osborn Mem
          Home Ser B (ACA Insd)........................ 6.375    07/01/29     1,265,448
 1,000    New York St Dorm Auth Rev Mount Sinai Health
          Ser A........................................ 5.625    07/01/04     1,048,880
   750    New York St Dorm Auth Rev Nursing Home
          Menorah Campus (FHA Gtd)..................... 5.950    02/01/17       804,803
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (FSA Insd)......... 5.750    02/15/08     1,093,230
   500    New York St Dorm Auth Rev St Univ Edl Fac.... 5.750    05/15/10       542,125
 1,000    New York St Dorm Auth Rev St Univ Edl Fac Ser
          A (MBIA Insd)................................ 4.750    05/15/25       936,530
 1,665    New York St Dorm Auth Rev St Univ Edl Facs
          Ser B (FSA Insd)............................. 5.250    05/15/13     1,791,124
 1,000    New York St Dorm Auth Rev St Univ Fac 1989
          Res (MBIA Insd).............................. 6.000    05/15/15     1,118,240
   500    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse Fltg)
          (a).......................................... 10.081   07/01/26       588,125
   500    New York St Environmental Fac Corp Pollutn
          Ctl Rev St Wtr Revolving Fund Ser D.......... 6.850    11/15/11       561,700
   490    New York St Hsg Fin Agy Rev Insd Multi-Family
          Mtg Ser B (AMBAC Insd)....................... 6.250    08/15/14       521,321
 1,350    New York St Loc Govt Assist Ser E Rfdg....... 6.000    04/01/14     1,539,824
   500    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)........................................ 6.200    08/15/05       556,760
 1,500    New York St Med Care Fac Fin Hosp & Nursing
          Home Ser D Agy Rev (FHA Gtd)................. 6.200    02/15/28     1,589,280
   500    New York St Mtg Agy Rev Homeowner Mtg Ser
          30B.......................................... 6.650    10/01/25       510,260
   730    New York St Mtg Agy Rev Homeowner Mtg Ser
          58........................................... 6.400    04/01/27       774,457
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          71........................................... 5.400    04/01/29     1,002,360

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90........................................... 6.350%   10/01/30   $ 1,067,040
 1,750    New York St Twy Auth Gen Rev Ser E Rfdg...... 4.750    01/01/19     1,685,828
 1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Brdg....................................... 6.000    04/01/07     1,107,200
   290    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Brdg....................................... 5.750    04/01/09       314,873
 1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Brdg (AMBAC Insd).......................... 5.500    04/01/11     1,101,520
   500    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A Rfdg........................... 5.500    01/01/14       538,755
   420    Niagara Falls, NY Pub Impt (MBIA Insd) (b)... 6.900    03/01/20       461,017
   325    Oneida Cnty, NY Indl Dev Agy Civic Fac St
          Elizabeth Med Ser A.......................... 5.875    12/01/29       263,075
   300    Port Auth NY & NJ Spl Oblig.................. 7.000    10/01/07       316,041
   555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
          Dominican College Proj, 144A Private
          Placement (c)................................ 6.250    05/01/28       462,581
   300    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A.............. 6.375    12/01/17       279,624
   125    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B................................... 7.500    08/01/10       119,426
   250    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A (d)........................ 7.375    03/01/21       249,590
   350    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A.................. 6.250    06/01/08       335,034
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys
          Rev (AMBAC Insd)............................. 5.750    04/01/20     1,074,360
   500    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A........................... 5.750    08/01/28       491,500
   500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Pptys Yonkers Inc Ser A.................. 6.625    02/01/26       503,710
                                                                            -----------
                                                                             73,675,612
                                                                            -----------
          GUAM  0.7%
   500    Guam Arpt Auth Rev Ser B..................... 6.700    10/01/23       521,590
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          VIRGIN ISLANDS  2.2%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Loan Ser A............................. 6.375%   10/01/19   $ 1,071,990
   650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
          Nts Ser C.................................... 5.500    10/01/07       676,078
                                                                            -----------
                                                                              1,748,068
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $72,937,173).....................................................    75,945,270

SHORT-TERM INVESTMENTS  3.4%
  (Cost $2,700,000)......................................................     2,700,000
                                                                            -----------
TOTAL INVESTMENTS  99.6%
  (Cost $75,637,173).....................................................    78,645,270

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%..............................       277,706
                                                                            -----------

NET ASSETS  100.0%.......................................................   $78,922,976
                                                                            ===========

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of this security may be more volatile than the price of a comparable fixed rate security. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $75,637,173)........................  $78,645,270
Cash........................................................      104,438
Receivables:
  Investments Sold..........................................    2,642,201
  Interest..................................................    1,112,997
  Fund Shares Sold..........................................      248,349
Other.......................................................       42,350
                                                              -----------
    Total Assets............................................   82,795,605
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,523,846
  Income Distributions......................................       87,998
  Distributor and Affiliates................................       66,204
  Fund Shares Repurchased...................................       22,989
Accrued Expenses............................................      112,767
Trustees' Deferred Compensation and Retirement Plans........       58,825
                                                              -----------
    Total Liabilities.......................................    3,872,629
                                                              -----------
NET ASSETS..................................................  $78,922,976
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $78,064,970
Net Unrealized Appreciation.................................    3,008,097
Accumulated Undistributed Net Investment Income.............      178,324
Accumulated Net Realized Loss...............................   (2,328,415)
                                                              -----------
NET ASSETS..................................................  $78,922,976
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $38,580,514 and 2,473,139 shares of
    beneficial interest issued and outstanding).............  $     15.60
    Maximum sales charge (4.75%* of offering price).........          .78
                                                              -----------
    Maximum offering price to public........................  $     16.38
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,646,577 and 2,158,999 shares of
    beneficial interest issued and outstanding).............  $     15.58
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,695,885 and 429,510 shares of
    beneficial interest issued and outstanding).............  $     15.59
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $1,853,655
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       204,945
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $32,005, $144,495 and $25,894,
  respectively).............................................       202,394
Shareholder Reports.........................................        36,821
Accounting..................................................        31,773
Shareholder Services........................................        22,102
Legal.......................................................        11,319
Custody.....................................................         2,573
Other.......................................................        15,599
                                                                ----------
    Total Expenses..........................................       527,526
    Investment Advisory Fee Reduction.......................       204,945
    Less Credits Earned on Cash Balances....................           998
                                                                ----------
    Net Expenses............................................       321,583
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,532,072
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  425,526
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       509,380
  End of the Period.........................................     3,008,097
                                                                ----------
Net Unrealized Appreciation During the Period...............     2,498,717
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $2,924,243
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $4,456,315
                                                                ==========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001 and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 1,532,072          $  3,078,496
Net Realized Gain/Loss...........................       425,526            (2,637,664)
Net Unrealized Appreciation During the Period....     2,498,717             2,221,012
                                                    -----------          ------------
Change in Net Assets from Operations.............     4,456,315             2,661,844
                                                    -----------          ------------

Distributions from Net Investment Income:
  Class A Shares.................................      (786,427)           (1,546,701)
  Class B Shares.................................      (627,012)           (1,154,454)
  Class C Shares.................................      (105,924)             (205,970)
                                                    -----------          ------------
Total Distributions..............................    (1,519,363)           (2,907,125)
                                                    -----------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     2,936,952              (245,281)
                                                    -----------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    16,002,789            14,105,208
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     1,042,599             1,952,433
Cost of Shares Repurchased.......................    (3,481,431)          (23,345,078)
                                                    -----------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    13,563,957            (7,287,437)
                                                    -----------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    16,500,909            (7,532,718)
NET ASSETS:
Beginning of the Period..........................    62,422,067            69,954,785
                                                    -----------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $178,324
  and $165,615, respectively)....................   $78,922,976          $ 62,422,067
                                                    ===========          ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                 2001       2000     1999        1998         1997     1996
                              --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $14.91     $14.94   $16.22      $15.73       $14.99   $15.05
                                ------     ------   ------      ------       ------   ------
  Net Investment Income......      .37        .77      .79         .60          .79      .82
  Net Realized and Unrealized
    Gain/Loss................      .69       (.07)   (1.19)        .51          .79     (.08)
                                ------     ------   ------      ------       ------   ------
Total from Investment
  Operations.................     1.06        .70     (.40)       1.11         1.58      .74
                                ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................      .37        .73      .79         .60          .80      .80
  Distributions from Net
    Realized Gain............        0          0      .09         .02          .04        0
                                ------     ------   ------      ------       ------   ------
Total Distributions..........      .37        .73      .88         .62          .84      .80
                                ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $15.60     $14.91   $14.94      $16.22       $15.73   $14.99
                                ======     ======   ======      ======       ======   ======

Total Return* (a)............    7.17%**    4.91%   -2.61%       7.11%**     10.92%    5.14%
Net Assets at End of the
  Period (In millions).......   $ 38.6     $ 29.0   $ 36.6      $ 25.0       $ 18.0   $  7.7
Ratio of Expenses to Average
  Net Assets*................     .55%       .61%     .33%        .39%         .64%     .31%
Ratio of Net Investment
  Income to Average Net
  Assets*....................    4.87%      5.26%    5.03%       5.01%        5.16%    5.56%
Portfolio Turnover...........      19%**      58%      67%         53%**        60%     126%
 *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................    1.15%      1.32%    1.23%       1.43%        1.47%    1.82%
Ratio of Net Investment
  Income to Average Net
  Assets.....................    4.27%      4.56%    4.13%       3.97%        4.33%    4.04%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS B SHARES                MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                 2001       2000     1999        1998         1997     1996
                              --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $14.90     $14.92   $16.21      $15.73       $14.99   $15.05
                                ------     ------   ------      ------       ------   ------
  Net Investment Income......      .32        .66      .68         .51          .69      .70
  Net Realized and Unrealized
    Gain/Loss................      .67       (.06)   (1.20)        .51          .78     (.07)
                                ------     ------   ------      ------       ------   ------
Total from Investment
  Operations.................      .99        .60     (.52)       1.02         1.47      .63
                                ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................      .31        .62      .68         .52          .69      .69
  Distributions from Net
    Realized Gain............      -0-        -0-      .09         .02          .04      -0-
                                ------     ------   ------      ------       ------   ------
Total Distributions..........      .31        .62      .77         .54          .73      .69
                                ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $15.58     $14.90   $14.92      $16.21       $15.73   $14.99
                                ======     ======   ======      ======       ======   ======

Total Return* (a)............    6.71%**    4.17%   -3.34%       6.58%**     10.07%    4.37%
Net Assets at End of the
  Period (In millions).......   $ 33.6     $ 28.8   $ 28.2      $ 19.0       $ 13.1   $ 10.1
Ratio of Expenses to Average
  Net Assets*................    1.30%      1.36%    1.08%       1.14%        1.36%    1.07%
Ratio of Net Investment
  Income to Average Net
  Assets*....................    4.12%      4.51%    4.27%       4.26%        4.49%    4.79%
Portfolio Turnover...........      19%**      58%      67%         53%**        60%     126%
 *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................    1.90%      2.07%    1.98%       2.19%        2.18%    2.60%
Ratio of Net Investment
  Income to Average Net
  Assets.....................    3.52%      3.81%    3.37%       3.21%        3.67%    3.26%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS     YEAR ENDED       NINE MONTHS      YEAR ENDED
                                ENDED       SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS C SHARES                MARCH 31,    ---------------   SEPTEMBER 30,   ---------------
                                 2001       2000     1999        1998         1997     1996
                              --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $14.91     $14.92   $16.20      $15.73       $14.99   $15.04
                                ------     ------   ------      ------       ------   ------
  Net Investment Income......      .31        .68      .68         .51          .68      .70
  Net Realized and Unrealized
    Gain/Loss................      .68       (.07)   (1.19)        .50          .79     (.06)
                                ------     ------   ------      ------       ------   ------
Total from Investment
  Operations.................      .99        .61     (.51)       1.01         1.47      .64
                                ------     ------   ------      ------       ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................      .31        .62      .68         .52          .69      .69
  Distributions from Net
    Realized Gain............      -0-        -0-      .09         .02          .04      -0-
                                ------     ------   ------      ------       ------   ------
Total Distributions..........      .31        .62      .77         .54          .73      .69
                                ------     ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $15.59     $14.91   $14.92      $16.20       $15.73   $14.99
                                ======     ======   ======      ======       ======   ======

Total Return* (a)............    6.71%**    4.24%   -3.28%       6.51%**     10.07%    4.44%
Net Assets at End of the
  Period (In millions).......   $  6.7     $  4.6   $  5.1      $  3.1       $  1.0   $   .4
Ratio of Expenses to Average
  Net Assets*................    1.35%      1.36%    1.08%       1.14%        1.41%    1.08%
Ratio of Net Investment
  Income to Average Net
  Assets*....................    4.07%      4.52%    4.28%       4.22%        4.37%    4.78%
Portfolio Turnover...........      19%**      58%      67%         53%**        60%     126%
 *If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................    1.95%      2.07%    1.98%       2.18%        2.23%    2.61%
Ratio of Net Investment
  Income to Average Net
  Assets.....................    3.47%      3.81%    3.38%       3.17%        3.55%    3.25%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $29,332.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $912,578 which expires September 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

    At March 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $75,694,760; the aggregate gross unrealized appreciation is $3,559,444 and the aggregate gross unrealized depreciation is $608,934, resulting in net unrealized appreciation on long- and short-term investments of $2,950,510.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $998 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................      0.60%
Over $500 million...........................................      0.50%

    For the six months ended March 31, 2001, the Adviser voluntarily waived $204,945 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $2,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $26,100 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of accounting and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $14,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

trustees. Investments in such funds of $38,495 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $38,553,400, $32,754,183 and $6,757,387 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................    584,350    $ 9,074,637
  Class B..................................................    327,618      5,045,875
  Class C..................................................    121,141      1,882,277
                                                             ---------    -----------
Total Sales................................................  1,033,109    $16,002,789
                                                             =========    ===========
Dividend Reinvestment:
  Class A..................................................     37,029    $   569,141
  Class B..................................................     26,062        400,042
  Class C..................................................      4,780         73,416
                                                             ---------    -----------
Total Dividend Reinvestment................................     67,871    $ 1,042,599
                                                             =========    ===========
Repurchases:
  Class A..................................................    (90,462)   $(1,388,308)
  Class B..................................................   (131,519)    (2,009,713)
  Class C..................................................     (5,398)       (83,410)
                                                             ---------    -----------
Total Repurchases..........................................   (227,379)   $(3,481,431)
                                                             =========    ===========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $30,297,930, $29,317,979 and $4,885,104 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     441,969    $  6,454,775
  Class B.................................................     463,481       6,776,777
  Class C.................................................      59,464         873,656
                                                            ----------    ------------
Total Sales...............................................     964,914    $ 14,105,208
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      76,519    $  1,118,570
  Class B.................................................      47,021         687,193
  Class C.................................................      10,041         146,670
                                                            ----------    ------------
Total Dividend Reinvestment...............................     133,581    $  1,952,433
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,026,835)   $(15,010,842)
  Class B.................................................    (465,344)     (6,811,266)
  Class C.................................................    (104,564)     (1,522,970)
                                                            ----------    ------------
Total Repurchases.........................................  (1,596,743)   $(23,345,078)
                                                            ==========    ============

    Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 3,882 and 13,791 Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C shares converted to Class A shares. Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $47,300 and CDSC on redeemed shares of approximately $36,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $25,230,177 and $12,802,933, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $123,000.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* -- Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.